EXECUTION COPY




             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                   Depositor

                     THE CIT GROUP/SALES FINANCING, INC.,

                                   Servicer

                          DLJ MORTGAGE CAPITAL, INC.

                                    Seller

                           OLYMPUS SERVICING, L.P.,

                               Special Servicer

                                      and

                             JPMORGAN CHASE BANK,

                                    Trustee


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                        POOLING AND SERVICING AGREEMENT

                          Dated as of March 24, 2002

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                        CSFB ABS Trust Series 2002-MH3

             CSFB MANUFACTURED HOUSING PASS-THROUGH CERTIFICATES,
                                SERIES 2002-MH3

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                               TABLE OF CONTENTS
                                                                PAGE



PRELIMINARY STATEMENT.............................................1

ARTICLE I    DEFINITIONS..........................................4

      SECTION 1.01   Definitions..................................4

      SECTION 1.02   Interest Calculations.......................42

ARTICLE II   CONVEYANCE OF CONTRACTS; REPRESENTATIONS AND
             WARRANTIES                                          43

      SECTION 2.01   Conveyance of Contracts.....................43

      SECTION 2.02   Acceptance by the Trustee of the Contracts..45

      SECTION 2.03   Representations and Warranties of the
                     Seller, the Depositor, the Servicer and
                     the Special Servicer........................47

      SECTION 2.04   Representations and Warranties of the
                     Depositor as to the Contracts...............55

      SECTION 2.05   Delivery of Opinion of Counsel in
                     Connection with Substitutions...............56

      SECTION 2.06   Execution and Delivery of Certificates......56

      SECTION 2.07   Covenants of the Servicer and
                     Special Servicer............................56

ARTICLE III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS......57

      SECTION 3.01   Servicer to Service Contracts...............57

      SECTION 3.02   Subservicing; Enforcement of the
                     Obligations of Subservicers.................58

      SECTION 3.03   Records; Inspection.........................58

      SECTION 3.04   Enforcement.................................58

      SECTION 3.05   Trustee to Act as Servicer..................59

      SECTION 3.06   Collection of Contracts; Collection
                     Account; Certificate Account................60

      SECTION 3.07   Permitted Withdrawals from the Collection
                     Accounts and Certificate Account............62

      SECTION 3.08   Maintenance of Hazard Insurance,
                     Collections under Hazard Insurance Policies
                     Consent to Transfers of Manufactured Homes,
                     Assumption Agreements Fidelity
                     Bond and Errors and Omissions Insurance.....64

      SECTION 3.09   Realization Upon Defaulted Contracts........66

      SECTION 3.10   Trustee to Cooperate; Release of Contract
                     Documents...................................67

      SECTION 3.11   Documents, Records and Funds in Possession
                     of a Servicer to be Held for the Trustee....68

      SECTION 3.12   Servicing Fee...............................68

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      SECTION 3.13   Access to Certain Documentation.............68

      SECTION 3.14   Annual Statement as to Compliance...........69

      SECTION 3.15   Annual Independent Public Accountants'
                     Servicing Statement; Financial Statements...69

      SECTION 3.16   REMIC Compliance............................69

      SECTION 3.17   Duties of the Credit Risk Manager...........73

      SECTION 3.18   Special Serviced Contracts..................73

      SECTION 3.19   Simple Interest Deficiencies................74

ARTICLE IV   DISTRIBUTIONS AND ADVANCES BY THE SERVICER..........76

      SECTION 4.01   Advances by the Servicer....................76

      SECTION 4.02   Priority of Distributions...................77

      SECTION 4.03   REMIC I Realized Losses.....................81

      SECTION 4.04   Monthly Statements to Certificateholders....81

      SECTION 4.05   Servicer to Cooperate.......................84

      SECTION 4.06   Guarantee Agreement.........................84

ARTICLE V    THE CERTIFICATES....................................86

      SECTION 5.01   The Certificates............................86

      SECTION 5.02   Certificate Register; Registration
                     of Transfer and Exchange of Certificates....86

      SECTION 5.03   Mutilated, Destroyed, Lost or Stolen
                     Certificates................................92

      SECTION 5.04   Persons Deemed Owners.......................93

      SECTION 5.05   Access to List of Certificateholders'
                     Names and Addresses.........................93

      SECTION 5.06   Maintenance of Office or Agency.............93

ARTICLE VI   THE DEPOSITOR, THE SELLER, THE SERVICER AND THE
             SPECIAL SERVICER....................................94

      SECTION 6.01   Respective Liabilities of the Depositor,
                     the Seller, the Servicer and the Special
                     Servicer....................................94

      SECTION 6.02   Merger or Consolidation of the Depositor,
                     the Seller or the Servicer..................94

      SECTION 6.03   Limitation on Liability of the Depositor,
                     the Seller, the Servicer and Others.........94

      SECTION 6.04   Limitation on Resignation of the Servicer...95

      SECTION 6.05   Limitation Upon Liability of the Credit
                     Risk Manager................................95

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ARTICLE VII  DEFAULT.............................................96

      SECTION 7.01   Events of Default...........................96

      SECTION 7.02   Trustee to Act; Appointment of Successor....97

      SECTION 7.03   Notification to Certificateholders..........98

ARTICLE VIII CONCERNING THE TRUSTEE..............................99

      SECTION 8.01   Duties of the Trustee.......................99

      SECTION 8.02   Certain Matters Affecting the Trustee......100

      SECTION 8.03   Trustee Not Liable for Certificates or
                     Contracts..................................101

      SECTION 8.04   Trustee May Own Certificates...............101

      SECTION 8.05   Trustee's Fees and Expenses................101

      SECTION 8.06   Eligibility Requirements for the Trustee...102

      SECTION 8.07   Resignation and Removal of the Trustee.....103

      SECTION 8.08   Successor Trustee..........................103

      SECTION 8.09   Merger or Consolidation of the Trustee.....104

      SECTION 8.10   Appointment of Co-Trustee or Separate
                     Trustee....................................104

      SECTION 8.11   Periodic Filings...........................105

      SECTION 8.12   Trust Obligations..........................106

      SECTION 8.13   Indemnification with Respect to Certain
                     Taxes and Loss of REMIC Status.............106

ARTICLE IX   TERMINATION........................................107

      SECTION 9.01   Termination upon Liquidation or Purchase
                     of the Contracts...........................107

      SECTION 9.02   Final Distribution on the Certificates.....107

      SECTION 9.03   Additional Termination Requirements........108

ARTICLE X    MISCELLANEOUS PROVISIONS...........................110

      SECTION 10.01  Amendment..................................110

      SECTION 10.02  Recordation of Agreement; Counterparts.....111

      SECTION 10.03  Governing Law..............................112

      SECTION 10.04  Intention of Parties.......................112

      SECTION 10.05  Notices....................................112

      SECTION 10.06  Severability of Provisions.................113

      SECTION 10.07  Assignment.................................113

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      SECTION 10.08  Limitation on Rights of Certificateholders.113

      SECTION 10.09  Certificates Nonassessable and Fully Paid..114

      SECTION 10.10  Purposes and Powers of the Trust Fund......114

                                   EXHIBITS

EXHIBIT A       Form of Class A Certificates
EXHIBIT B       Form of Class M and Class B-1 Certificates
EXHIBIT C       Form of Class B-2 Certificate
EXHIBIT D       Form of Residual Certificate
EXHIBIT E       Form of Class SB Certificate
EXHIBIT F       Form of Initial Certification of Trustee
EXHIBIT G       Form of Final Certification of Trustee
EXHIBIT H-1     Transfer of Affidavit
EXHIBIT H-2     Form of Transferor Certificate
EXHIBIT I       Form of Investor Representation Letter
EXHIBIT J       Form of Investment Letter (Non-rule 144A)
EXHIBIT K       Form of Rule 144A Letter
EXHIBIT L       Request for Release
SCHEDULE I      Contract Schedule

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      THIS POOLING AND SERVICING  AGREEMENT,  dated as of March 24, 2002, among
CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation, as the depositor (the "Depositor"), DLJ MORTGAGE CAPITAL, INC., as seller (the "Seller"), THE CIT GROUP/SALES FINANCING, INC., a Delaware corporation (the "Servicer"), OLYMPUS SERVICING, L.P., a Delaware limited partnership, as the special servicer (the "Special Servicer") and JPMorgan Chase Bank, a New York corporation, as the trustee (the "Trustee").

                                WITNESSETH THAT

      In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

      The Depositor intends to sell manufactured housing pass-through certificates (collectively, the "Certificates"), to be issued hereunder in eight classes, which in the aggregate will evidence the entire beneficial ownership interest in the Contracts (as defined herein). As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets relating to the Contracts, as described in the definition of REMIC I below, as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests. None of the REMIC I Regular Interests will be certificated.


                       REMIC I          INITIAL           LATEST
                      REMITTANCE     UNCERTIFICATED      POSSIBLE
   DESIGNATION           RATE           BALANCE        MATURITY(1)

      I-LT1          Variable(2)    $106,447,914.31   December 2031

      I-LT2          Variable(2)          $4,036.49   December 2031

      I-LT3               0%              $6,610.02   December 2031

      I-LT4          Variable(2)          $6,610.02   December 2031

       __________________
      (1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date occurring in the third month following the maturity date for the Contract with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

      (2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

      As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC II. The Class R-II Certificates will represent


                                       1
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the sole class of  "residual  interests"  in REMIC II for purposes of the REMIC
Provisions under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "REMIC II Remittance Rate") and the initial Certificate Balance for each of the "regular interests" in REMIC II (the "REMIC II Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation
Section 1.860G-1(a)(4)(iii)) for each REMIC II Regular Interest shall be the first Distribution Date that follows the stated maturity date for the Contract included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity.

                         Initial
          Pass-Through Certificate     Minimum
Designation   Rate       Balance    Denomination(1)      Maturity Date

    A      6.700%(2)  $79,320,000      $25,000         December 25, 2031
   M-1     7.617%(2)   $6,920,000      $25,000         December 25, 2031
   M-2     8.156%(2)   $5,850,000      $25,000         December 25, 2031
   B-1        (3)      $5,060,000      $25,000         December 25, 2031
   B-2        (4)      $5,060,000     $250,000         December 25, 2031
    SB        (5)     $4,255, 121        (6)           December 25, 2031

      (1) The Certificates, other than the Class SB Certificates and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate) and integral multiples of $1 in excess thereof.
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      (2) To the extent that the stated  fixed rate  exceeds the Net Funds Cap, its payment will depend on the availability of sufficient related Excess Optimal Interest in the current or future periods to pay such excess.

      (3) The Pass-Through Rate for the REMIC II Regular Interest B-1 shall be the lesser of 9.135% and the Net Funds Cap.

      (4) The Pass-Through Rate for REMIC II Regular Interest B-2 shall be the lesser of 9.350% per annum and the Net Funds Cap.

      (5) For purposes of the REMIC Provisions, the Class SB Certificates shall be comprised of two regular interests: The REMIC I Regular Interest SB-PO with a principal balance of $4,255,121 and bearing no interest; and the REMIC I Regular Interest SB-IO which has no initial principal balance and bears interest as described in the definition of "Pass-Through Rate." To the extent that interest accrued on the REMIC I Regular Interest SB-IO is not paid currently, the REMIC I Regular Interest SB-IO in a later period may have a principal balance equal to the excess, if any, of the Pool Scheduled Principal Balance over the sum of (a) the aggregate Certificate Balances of the Certificates (other than the Class SB Certificates) and (b) the then current principal balance of the REMIC I Regular Interest SB-PO. Amounts applied as payments of principal in respect of the Class SB Certificates shall be deemed to first reduce the principal balance ascribed to the REMIC I Regular Interest SB-IO until such principal balance shall have been reduced to zero and then to reduce the principal balance of the REMIC I Regular Interest SB-PO.

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

      (6) The Class SB Certificates will be issued as a single certificate.

      The Contracts have an aggregate Cut-off Date Principal Balance equal to $106,465,220.85. The Contracts are fixed-rate and have terms to maturity at origination or modification of not more than 30 years.

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

                                  ARTICLE I..
                                  DEFINITIONS

SECTION 1.01    DEFINITIONS.
                -----------

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      ACCEPTED SERVICING PRACTICES: With respect to any Contract, those servicing practices (including collection procedures) of prudent mortgage banking institutions which service manufactured housing installment sales contracts or mortgage loans, as applicable, of the same type as such Contract in the jurisdiction where the related Collateral is located.

      ACCRUAL PERIOD: With respect to any Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs (except that with respect to interest distributions made on the first Distribution Date, the Accrual Period will be from and including the Cut-off Date to and including April 30, 2002).

      ACCRUED CERTIFICATE INTEREST: With respect to each Distribution Date and the REMIC I or REMIC II Regular Interests, the Uncertificated Accrued Interest for such Regular Interest. With respect to the Class SB Certificates, interest accrued during the related Accrual Period at the Pass-Through Rate for such Certificate on the related Notional Amount for such Distribution Date.

     ADVANCE: As defined in Section 4.01(a) hereof.

     ADVERSE REMIC EVENT: As defined in Section 3.16(f) hereof.

     AGREEMENT: This Pooling and Servicing Agreement and all amendments or supplements hereto.

     ANCILLARY INCOME: All income derived from the Contracts, other than Servicing Fees, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges, including investment income on the applicable Collection Account.

     APPRAISED VALUE: The market value of any Collateral as set forth in the appraisal made for the Originator at the time of origination in conjunction with the origination of the Contract.

     ASSIGNMENT OF CONTRACT: A master assignment of the Contracts, notice of transfer or equivalent instrument sufficient to transfer title of the Contract to the Trustee.

     ASSIGNMENT OF MORTGAGE: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, prepared in blank, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Depositor, if recorded.

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     AVERAGE SIXTY-DAY DELINQUENCY RATIO: With respect to the first Distribution
Date, the Delinquency Rate for the related Due Period; with respect to the second Distribution Date, the arithmetic average of the Delinquency Rates for the related Due Period and the preceding Due Period; and with respect to any Distribution Date thereafter, the arithmetic average of the Delinquency Rates for the related Due Period and the two preceding Due Periods.

     BANKRUPTCY CODE: The United States Bankruptcy Reform Act of 1978, as amended.

     BOOK-ENTRY CERTIFICATES: All Classes of Certificates other than the Physical Certificates.

     BUSINESS DAY: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, or the city in which the Corporate Trust Office of the Trustee is located, or savings and loan institutions in the States of California, Florida, Illinois, Minnesota or Texas are authorized or obligated by law or executive order to be closed.

     CERTIFICATE: Any one of the Certificates executed by the Trustee in substantially the forms attached hereto as exhibits.

     CERTIFICATE ACCOUNT: The separate Eligible Account created and maintained with the Trustee, or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.06(d), which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies.

     CERTIFICATE BALANCE: Each of the Class A Certificate Balance, the Class R-I Certificate Balance, the Class R-II Certificate Balance, the Class M-1
Certificate Balance, the Class M-2 Certificate Balance, the Class B-1 Certificate Balance, or the Class B-2 Certificate Balance, as applicable.

     CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

     CERTIFICATE REGISTER: The register maintained pursuant to Section 5.02.

     CERTIFICATEHOLDER OR HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

     CLASS: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

     CLASS A CERTIFICATE: Any one of the Class A Certificates, executed and authenticated as provided herein, substantially in the form set forth in EXHIBIT A hereto.

     CLASS A CERTIFICATE BALANCE: At any time, the Initial Class A Certificate Balance minus the sum of all principal distributions previously made to the Class A Certificateholders.

     CLASS A DISTRIBUTION AMOUNT: With respect to any Distribution Date, the total amount distributed to the Class A Certificateholders pursuant to Section 4.02.

     CLASS A EXCESS OPTIMAL INTEREST: With respect to the Class A Certificates and a Distribution Date, an amount, if any, equal to the lesser of (a) the product of (i) a per annum rate equal to the excess of (A) 6.70% per annum, plus, if the Contracts are not purchased pursuant to Section 9.01(a) on the Distribution Date succeeding the Optional Termination Date, 0.50% over (B) the Net Funds Cap for such Distribution Date and (ii) the Class A Certificate Balance and (b) an amount equal to the excess of (i) the total amount of interest on the Contracts due during the related Due Period, whether or not paid, over (ii) interest on all Classes of the Certificates at their related Pass-Through Rates.

     CLASS A FORMULA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, the Class A Percentage multiplied by the Formula Principal Distribution Amount. For any Distribution Date, if the Class A Formula Principal Distribution Amount exceeds the Class A Certificate Balance less the Unpaid Class A Principal Shortfall with respect to such Class and Distribution Date, then such amounts shall be added to the Class M-1 Formula Principal Distribution Amount.

     CLASS A INTEREST DISTRIBUTION AMOUNT: With respect to any Distribution Date, an amount equal to the sum of (a) (i) accrued interest during the related Accrual Period at the Class A Pass-Through Rate on the Class A Certificate Balance as of such Distribution Date (after giving effect to the principal distributions on the previous Distribution Date) less (ii) the Class A Certificates pro rata share of any Interest Shortfalls occurring during the immediately preceding Due Period, (b) any Class A Excess Optimal Interest for such Distribution Date and (c) any Class A Unpaid Interest Shortfall.

     CLASS A INTEREST SHORTFALL: With respect to any Distribution Date, any amount by which the amount distributed to Holders of Class A Certificates on such Distribution Date is less than the amount computed pursuant to clauses (a) and (b) of the definition of "Class A Interest Distribution Amount."

     CLASS A PASS-THROUGH RATE: With respect to any Distribution Date, a rate equal to the lesser of (i) 6.70% per annum, plus, if the Contracts are not purchased pursuant to Section 9.01(a) on the Distribution Date succeeding the Optional Termination Date, 0.50% and (ii) the Net Funds Cap.

     CLASS A PERCENTAGE: With respect to any Distribution Date, on which the Principal Distribution Tests have not been satisfied, 100%. With respect to any Distribution Date on which the Principal Distribution Tests have been satisfied: the percentage equivalent of a fraction (not to exceed one), the numerator of which is the Class A Certificate Balance and the denominator of which is the sum of (i) the Class A Certificate Balance; (ii) if the Class M-1 Principal

Distribution Test is satisfied on such Distribution Date, the Class M-1 Adjusted Certificate Balance, otherwise, zero; (iii) if the Class M-2 Principal Distribution Test is satisfied on such Distribution Date, the Class M-2 Adjusted Certificate Balance, otherwise, zero; (iv) if the Class B-1 Principal Distribution Test is satisfied on such Distribution Date, the Class B-1 Adjusted Certificate Balance, otherwise, zero; and (v) if the Class B-2 Principal Distribution Test is satisfied on such Distribution Date, the sum of the Class B-2 Adjusted Certificate Balance and the Overcollateralization Amount, otherwise, zero in each case determined as of the immediately preceding Distribution Date (or as of the Closing Date in the case of the first Distribution Date).

      CLASS A PRINCIPAL SHORTFALL: With respect to any Distribution Date, the excess of the Class A Formula Principal Distribution Amount over the amount in respect of principal actually distributed to the Class A Certificateholders on such Distribution Date.

      CLASS A UNPAID INTEREST SHORTFALL: With respect to any Distribution Date, the amount, if any, by which the aggregate of the Class A Interest Shortfalls for prior Distribution Dates exceeds all prior distributions made pursuant to Section 4.02(a) in respect of prior Class A Interest Shortfalls, plus accrued interest thereon (to the extent payment thereof is legally permissible) during the related Accrual Period at the Class A Pass-Through Rate on such amount with respect to such prior Distribution Dates.

     CLASS B ADJUSTED CERTIFICATE BALANCE: At any time, the sum of the Class B-1 Adjusted Certificate Balance and the Class B-2 Adjusted Certificate Balance.

     CLASS B CERTIFICATE BALANCE: As of any Distribution Date, the sum of the Class B-1 Certificate Balance and the Class B-2 Certificate Balance (before giving effect to the principal distributions on such Distribution Date).

     CLASS B  CERTIFICATES:  Any of the Class  B-1 and  Class B-2  Certificates.

     CLASS B-1 ADJUSTED CERTIFICATE BALANCE: With respect to any Distribution Date, the Class B-1 Certificate Balance as of such Distribution Date minus the Class B-1 Liquidation Loss Amount as of such Distribution Date, if any.

     CLASS B-1 CERTIFICATE: Any one of the Class B-1 Certificates, executed and authenticated as provided herein, substantially in the form set forth in EXHIBIT B hereto.

     CLASS B-1 CERTIFICATE BALANCE: At any time, the Initial Class B-1 Certificate Balance minus the sum of all principal distributions previously made to the Class B-1 Certificateholders (including distributions in respect of Class B-1 Liquidation Loss Amounts pursuant to Section 4.02(c)).

     CLASS B-1 DISTRIBUTION AMOUNT: With respect to any Distribution Date, the total amount distributed to the Class B-2 Certificateholders pursuant to Section 4.02.

     CLASS B-1 EXCESS OPTIMAL INTEREST: With respect to the Class B-1 Certificates and a Distribution Date, an amount, if any, equal to the lesser of
(a) the product of (i) a per annum rate equal to the excess of (A) 9.135% per annum over (B) the Net Funds Cap for such Distribution Date and (ii) the Class B-1 Adjusted Certificate Balance and (b) an amount equal to the excess of (i) the total amount of interest on the Contracts due during the related Due Period, whether or not paid, over (ii) interest on all Classes of the Certificates at their related Pass-Through Rates plus the Class A Excess Optimal Interest, Class

M-1 Excess Optimal Interest and Class M-2 Excess Optimal Interest for such Distribution Date.

     CLASS B-1 EXCESS OPTIMAL INTEREST CARRYFORWARD AMOUNT: For any Distribution Date, that portion of the class B-1 Unpaid Interest Shortfall that does not exceed the sum of (a) the portion, if any, of the Class B-1 Excess Optimal Interest for the prior Distribution Date that remains unpaid and (b) the portion, if any, of the Class B-1 Excess Optimal Interest Carryforward Amount for the prior Distribution Date that remains unpaid, together with interest on such sum at the Pass-Through Rate.

     CLASS B-1 FORMULA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, the Class B-1 Percentage multiplied by the Formula Principal Distribution Amount. For any Distribution Date, if the Class B-1 Formula Principal Distribution Amount exceeds the Class B-1 Certificate Balance less the Unpaid Class B-1 Principal Shortfall with respect to such Class and Distribution Date, then such amounts shall be added to the Class B-2 Formula Principal Distribution Amount.

     CLASS B-1 INTEREST DISTRIBUTION AMOUNT: With respect to any Distribution Date, an amount equal to sum of (a) (i) accrued interest during the related Accrual Period at the Class B-1 Pass-Through Rate on the Class B-1 Adjusted Certificate Balance as of such Distribution Date (before giving effect to the principal distributions on such Distribution Date) less (ii) the Class B-1 Certificates pro rata share of any Interest Shortfalls occurring during the immediately preceding Due Period, (b) any Class B-1 Excess Optimal Interest for such Distribution Date and (c) any Class B-1 Unpaid Interest Shortfall. Amounts paid in respect of the Class B-1 Interest Distribution Amount shall be deemed to have been applied first to pay the amount described in clause (a), second to pay the amount in clause (b) and third to pay the amount described in clause (c).


     CLASS B-1 INTEREST SHORTFALL: With respect to any Distribution Date, any amount by which the amount distributed to Holders of Class B-1 Certificates on such Distribution Date is less than the amount computed pursuant to clauses (a) and (b) of the definition of "Class B-1 Interest Distribution Amount."

     CLASS B-1 LIQUIDATION LOSS AMOUNT: On or after the Distribution Date on which the Class B-2 Adjusted Certificate Balance has been reduced to zero and on or before the Distribution Date on which the Class B-1 Adjusted Certificate Balance has been reduced to zero, the lesser of (i) the amount, if any, by which the sum of the Class A, Class M and Class B-1 Certificate Balances exceeds the Pool Scheduled Principal Balance and (ii) the Class B-1 Certificate Balance, in each case after giving effect to all distributions of principal made on such Distribution Date.

     CLASS B-1 LIQUIDATION LOSS INTEREST AMOUNT: With respect to any Distribution Date, an amount equal to interest at the Class B-1 Pass-Through Rate during the related Accrual Period on the Class B-1 Liquidation Loss Amount, if any, remaining unpaid after the immediately preceding Distribution Date.

     CLASS B-1 PASS-THROUGH RATE: The lesser of (a) 9.135% per annum and (b) the Net Funds Cap.

     CLASS B-1 PERCENTAGE: With respect to any Distribution Date, (i) if the Class A Certificate Balance and the Class M Certificate Balance have not been reduced to zero and each of the Principal Distribution Tests and the Class B-1 Principal Distribution Test have not been satisfied on such Distribution Date, zero and (ii) (a) if the Class A Certificate Balance and the Class M Certificate Balance has been reduced to zero or (b) if the Principal Distribution Tests and the Class B-1 Principal Distribution Test have been satisfied on such Distribution Date: the percentage equivalent of a fraction (not to exceed one), the numerator of which is the Class B-1 Adjusted Certificate Balance and the denominator of which is the sum of (i) the Class A Certificate Balance; (ii) if the Class M-1 Principal Distribution Test has been satisfied on such Distribution Date, the Class M-1 Adjusted Certificate Balance, otherwise zero;
(iii) if the Class M-2 Principal Distribution Test has been satisfied on such Distribution Date, the Class M-2 Adjusted Certificate Balance, otherwise zero;
(iv) the Class B-1 Adjusted Certificate Balance; and (v) if the Class B-2 Principal Distribution Test is satisfied on such Distribution Date, the sum of the Class B-2 Adjusted Certificate Balance and the Overcollateralization Amount, otherwise, zero; in each case determined as of the immediately preceding Distribution Date (or as of the Closing Date in the case of the first Distribution Date).

     CLASS B-1 PRINCIPAL DISTRIBUTION TEST: A test that will be satisfied on any Distribution Date if the sum of the Class B-1 Adjusted Certificate Balance, Class B-2 Adjusted Certificate Balance and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date equals or exceeds 33%.

     CLASS B-1 PRINCIPAL SHORTFALL: With respect to any Distribution Date, the excess, if any, of the Class B-1 Formula Principal Distribution Amount for such Distribution Date over the amount in respect of principal actually distributed to the Class B-1 Certificateholders on such Distribution Date.

     CLASS B-1 SIMPLE INTEREST DEFICIENCY: With respect to any Distribution Date, any deficiency in the Class B-1 Interest Distribution Amount resulting from Net Simple Interest Shortfall.

     CLASS B-1 SIMPLE INTEREST DEFICIENCY AMOUNT: With respect to any Distribution Date, the aggregate of all amounts distributed to the Class B-1 Certificates in respect of Section 3.19 hereof in respect of Class B-1 Simple Interest Deficiency.

     CLASS B-1 UNPAID INTEREST SHORTFALL: With respect to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfalls for prior Distribution Dates exceeds all prior distributions made pursuant to
Section 4.02(a) in respect of prior Class B-1 Interest Shortfalls, plus accrued interest thereon (to the extent payment thereof is legally permissible) during the related Accrual Period at the Class B-1 Pass-Through Rate on such amount with respect to such prior Distribution Dates. Amounts paid in respect of the Class B-1 Unpaid Interest Shortfall shall be deemed to have been applied, first, to pay the portion, if any, thereof other than the Class B-1 Excess Optimal Interest Carryforward Amount and, second, to pay the Class B-1 Excess Optimal Interest Carryforward Amount.

     CLASS B-1 UNPAID LIQUIDATION LOSS INTEREST SHORTFALL: With respect to any Distribution Date on or after the Distribution Date on which the Class B-2 Adjusted Certificate Balance has been reduced to zero, the amount, if any, by which the aggregate unreimbursed Class B-1 Liquidation Loss Interest Amounts for one or more prior Distributions Dates exceeds the amount previously distributed to the Class B-1 Certificateholders in respect of Liquidation Loss Interest Amounts on one or more prior Distribution Dates.

     CLASS B-2 ADJUSTED CERTIFICATE BALANCE: With respect to any Distribution Date, the Class B-2 Certificate Balance as of such Distribution Date minus the Class B-2 Liquidation Loss Amount as of such Distribution Date, if any.

     CLASS B-2 CERTIFICATE: Any one of the Class B-2 Certificates, executed and authenticated as provided herein, substantially in the form set forth in EXHIBIT C hereto.

     CLASS B-2 CERTIFICATE BALANCE: At any time, the Initial Class B-2 Certificate Balance minus the sum of all principal distributions previously made to the Class B-2 Certificateholders (including distributions in respect of Class B-2 Liquidation Loss Amounts pursuant to Section 4.02(c) and all amounts paid under the Guarantee Agreement).

     CLASS B-2 DISTRIBUTION AMOUNT: With respect to any Distribution Date, the total amount distributed to the Class B-2 Certificateholders pursuant to Section 4.02.

     CLASS B-2 EXCESS OPTIMAL INTEREST: With respect to the Class B-2 Certificates and a Distribution Date, an amount, if any, equal to the lesser of
(a) the product of (i) a per annum rate equal to the excess of (A) 9.35% per annum over (B) the Net Funds Cap for such Distribution Date and (ii) the Class B-2 Adjusted Certificate Balance and (b) an amount equal to the excess of (i) the total amount of interest on the Contracts due during the related Due Period, whether or not paid, over (ii) interest on all Classes of the Certificates at their related Pass-Through Rates plus the Class A Excess Optimal Interest, Class M-1 Excess Optimal Interest, Class M-2 Excess Optimal Interest and Class B-1 Excess Optimal Interest for such Distribution Date.

     CLASS B-2 EXCESS OPTIMAL INTEREST CARRYFORWARD AMOUNT: For any Distribution Date, that portion of the class B-2 Unpaid Interest Shortfall that does not exceed the sum of (a) the portion, if any, of the Class B-2 Excess Optimal Interest for the prior Distribution Date that remains unpaid and (b) the portion, if any, of the Class B-2 Excess Optimal Interest Carryforward Amount for the prior Distribution Date that remains unpaid, together with interest on such sum at the Pass-Through Rate.

     CLASS B-2 FORMULA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, the Class B-2 Percentage multiplied by the Formula Principal Distribution Amount. For any Distribution Date, if the Class B-2 Formula Principal Distribution Amount exceeds the Class B-2 Certificate Balance less the Unpaid Class B-2 Principal Shortfall with respect to such Class and Distribution Date, then such amounts shall be added to the Class SB Certificates pursuant to
Section 4.02(c)(xv) or (xvi) hereof, as applicable.

     CLASS B-2 INTEREST DISTRIBUTION AMOUNT: With respect to any Distribution Date, an amount equal to the sum of (a) (i) accrued interest during the related Accrual Period at the Class B-2 Pass-Through Rate on the Class B-2 Adjusted Certificate Balance as of such Distribution Date (before giving effect to the principal distributions on such Distribution Date) less (ii) the Class B-2 Certificates pro rata share of any Interest Shortfalls occurring during the immediately preceding Due Period, (b) any Class B-2 Excess Optimal Interest for such Distribution Date and (c) any Class B-2 Unpaid Interest Shortfall. Amounts paid in respect of the Class B-2 Interest Distribution Amount shall be deemed to have been applied first to pay the amount described in clause (a), second to pay the amount in clause (b) and third to pay the amount described in clause (c).

     CLASS B-2 INTEREST SHORTFALL: With respect to any Distribution Date, any amount by which the amount distributed to Holders of Class B-2 Certificates on such Distribution Date is less than the amount computed pursuant to clauses (a) and (b) of the definition of "Class B-2 Interest Distribution Amount."

     CLASS B-2 LIQUIDATION LOSS AMOUNT: On or before the Distribution Date prior to which the Class B-2 Adjusted Certificate Balance has been reduced to zero, the lesser of (i) the amount, if any, by which the sum of the Class A, Class M and Class B Certificate Balances exceeds the Pool Scheduled Principal Balance and (ii) the Class B-2 Certificate Balance, in each case after giving effect to all distributions of principal made on such Distribution Date.

     CLASS B-2 LIQUIDATION LOSS INTEREST AMOUNT: With respect to any Distribution Date, an amount equal to interest at the Class B-2 Pass-Through Rate during the related Accrual Period on the Class B-2 Liquidation Loss Amount, if any, remaining unpaid after the immediately preceding Distribution Date.

     CLASS B-2 PASS-THROUGH RATE: The lesser of (a) 9.35% per annum and (b) the Net Funds Cap.

     CLASS B-2 PERCENTAGE: With respect to any Distribution Date, (i) if the Class A Certificate Balance, the Class M Certificate Balance and the Class B-1 Certificate Balance have not been reduced to zero and all of the Principal Distribution Tests and the Class B-2 Principal Distribution Test have not been satisfied on such Distribution Date, zero and (ii)(a) if the Class A Certificate Balance, Class M Certificate Balance and the Class B-1 Certificate Balance have been reduced to zero or (b) if the Principal Distribution Tests and the Class B-2 Principal Distribution Test have been satisfied on such Distribution Date: the percentage equivalent of a fraction (not to exceed one), the numerator of which is the Class B-2 Adjusted Certificate Balance plus the Overcollateralization Amount and the denominator of which is the sum of (i) the Class A Certificate Balance; (ii) if the Class M-1 Principal Distribution Test has been satisfied on such Distribution Date, the Class M-1 Adjusted Certificate Balance, otherwise zero; (iii) if the Class M-2 Principal Distribution Test has been satisfied on such Distribution Date, the Class M-2 Adjusted Certificate Balance, otherwise zero; (iv) if the Class B-1 Principal Distribution Test has been satisfied on such Distribution Date, the Class B-1 Adjusted Certificate Balance, otherwise zero; and (v) the sum of the Class B-2 Adjusted Certificate Balance and the Overcollateralization Amount; in each case determined as of the immediately preceding Distribution Date (or as of the Closing Date in the case of the first Distribution Date).

     CLASS B-2 PRINCIPAL DISTRIBUTION TEST: A test that will be satisfied on any Distribution Date if the sum of the Class B-2 Adjusted Certificate Balance and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date equals or exceeds 23.5%.

     CLASS B-2 PRINCIPAL SHORTFALL: With respect to any Distribution Date, the excess, if any, of the Class B-2 Formula Principal Distribution Amount for such Distribution Date over the amount in respect of principal actually distributed to the Class B-2 Certificateholders on such Distribution Date.

     CLASS B-2 SIMPLE INTEREST DEFICIENCY: With respect to any Distribution Date, any deficiency in the Class B-2 Interest Distribution Amount resulting from Net Simple Interest Shortfall.

     CLASS B-2 SIMPLE INTEREST DEFICIENCY AMOUNT: With respect to any Distribution Date, the aggregate of all amounts distributed to the Class B-2 Certificates in respect of Section 3.19 hereof in respect of Class B-2 Simple Interest Deficiency.

     CLASS B-2 UNPAID INTEREST SHORTFALL: With respect to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfalls for prior Distribution Dates exceeds all prior distributions made pursuant to
Section 4.02(a) in respect of prior Class B-2 Interest Shortfalls, plus accrued interest thereon (to the extent payment thereof is legally permissible) during the related Accrual Period at the Class B-2 Pass-Through Rate on such amount with respect to such prior Distribution Dates. Amounts paid in respect of the Class B-2 Unpaid Interest Shortfall shall be deemed to have been applied, first, to pay the portion, if any, thereof other than the Class B-1 Excess Optimal Interest Carryforward Amount and, second, to pay the Class B-2 Excess Optimal Interest Carryforward Amount.

     CLASS B-2 UNPAID LIQUIDATION LOSS INTEREST SHORTFALL: With respect to any Distribution Date, the amount, if any, by which the aggregate unreimbursed Class B-2 Liquidation Loss Interest Amounts for one or more prior Distributions Dates exceeds the amount previously distributed to the Class B-2 Certificateholders in respect of Liquidation Loss Interest Amounts on one or more prior Distribution Dates.

     CLASS I-LT PRINCIPAL REDUCTION AMOUNTS: For any Distribution Date, the amounts by which the principal balances of the Class I-LT1, Class I-LT2, Class I-LT3 and Class I-LT4 REMIC I Regular Interest respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

     For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

      Y1 = the principal balance of the Class I-LT1 REMIC I Regular Interest after the allocation of REMIC I Realized Losses and making of distributions on the prior Distribution Date.

      Y2 = the principal balance of the Class I-LT2 REMIC I Regular Interest after the allocation of REMIC I Realized Losses and making of distributions on the prior Distribution Date.

      Y3 = the principal balance of the Class I-LT3 REMIC I Regular Interest after the allocation of REMIC I Realized Losses and making of distributions on the prior Distribution Date.

      Y4 = the principal balance of the Class I-LT4 REMIC I Regular Interest after the allocation of REMIC I Realized Losses and making of distributions on the prior Distribution Date (note: Y3 = Y4).

    DELTA  Y1 =the Class I-LT1 Principal Reduction Amount.

    DELTA  Y2 =the Class I-LT2 Principal Reduction Amount.

    DELTA  Y3 =the Class I-LT3 Principal Reduction Amount.

    DELTA  Y4 =the Class I-LT4 Principal Reduction Amount.

      P0 = the aggregate principal balance of the Class I-LT1, Class I-LT2, Class I-LT3, and Class I-LT4 REMIC I Regular Interest after distributions and the allocation of Realized Losses on the prior Distribution Date.

         = the  aggregate   principal   balance  of  the  Contracts  minus  the
           Class R-I Certificate Balance after giving effect to principal payments distributed and Realized Losses allocated on the prior Distribution Date.

      P1 = the  aggregate  principal  balance of the Class I-LT1,  Class I-LT2,
           Class I-LT3 and Class I-LT4 REMIC I Regular Interest after distributions and the allocation of Realized Losses to be made on such Distribution Date.

          =the  aggregate   principal   balance  of  the  Contracts  minus  the
           Class R-I  Certificate  Balance  after  giving  effect to  principal payments distributed and Realized Losses allocated on such Distribution Date.

    DELTA P = P0 - P1 = the  aggregate  of the Class I-LT1,  Class I-LT2,  Class
          I-LT3 and Class I-LT4 Principal Reduction Amounts.

            = (A) the sum of (I) the aggregate of the Realized Losses attributable to the Contracts for such Distribution Date and allocated to principal by the definition of REMIC I Realized
           Losses, (II) the portion of Principal Collections for such Distribution Date attributable to the Contracts and (III) the principal portion of amounts advanced for such Distribution Date in respect of the Contracts minus (B) the portion of such amounts allocable to the payment of principal on the Class R-I Certificates.

      R0 = the weighted average of the Net Contract Rates (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

      R1 = the weighted average of the Net Contract Rates (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

      (alpha)=  (Y2 + Y3)/P0.  The  initial  value of  (alpha)  on the  Closing
           Date for use on the first Distribution Date shall be 0.0001.

      (gamma)0 =the lesser of (A) the sum of (i)the sum for all Classes of Class A, Class M and Class R Certificates of their respective
           Interest Distribution Amounts and (ii) the sum for the REMIC II Regular Interests B-1 and B-2 of the product of (a) the monthly interest rate for such Interest and (b) the Certificate Balance for such Interest after distributions and the allocation of Realized Losses to be made on the prior Distribution Date and (B) Ro*Po.

      (gamma)1 =the lesser of (A) the sum of (i) the sum for all Classes of Class A, Class M and Class R Certificates of their respective
           Interest Distribution Amounts and (ii) the sum for the REMIC II Regular Interests B-1 and B-2 of the product of (a) the monthly interest rate for such Interest and (b) the Certificate Balance for such Interest after distributions and the allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

      Then, based on the foregoing definitions:

      (DELTA)Y1 =(DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4;

      (DELTA)Y2 =((alpha)/2){((gamma) 0R1 - (gamma)1R0)/R0R1};

      (DELTA)Y3 =(alpha)(DELTA)P - (DELTA)Y2; and

     (DELTA)Y4 =(DELTA)Y3. if both (DELTA)Y2 and (DELTA)Y3, as so determined, are non-negative numbers. Otherwise:

      (1)..If (DELTA)Y2, as so determined, is negative, then

      (DELTA)Y2 = 0;

      (DELTA)Y3     =      {2(alpha)?PY2R1R0      -      (alpha)2P0((gamma)0R1-
(gamma)1R0)}/{2(alpha)Y2R1R0 - (alpha)((gamma)0R1 - (gamma)1R0)};

      (DELTA)Y4 = ?Y3; and

     (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 -(DELTA)Y4.

      (2)..If (DELTA)Y3, as so determined, is negative, then

      (DELTA)Y3 = 0;

 (DELTA)Y2      =       {(alpha)2P0((gamma)0R1       -       (gamma)1R0)} -
2(alpha)(DELTA)PY2R1R0}/(2(alpha)Y2R1R0-2(alpha)(DELTA)PR1R0 +
(alpha)((gamma)0R1   - (gamma)1R0)};

      (DELTA)Y4 = (DELTA)Y3; and

      (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

      CLASS I-LT1 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the excess, if any, of the Class I-LT1 Principal Reduction Amount for such Distribution Date over the principal Realized Losses allocated to the Class I-LT1 Certificates on such Distribution Date.

      CLASS I-LT2 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the excess, if any, of the Class I-LT2 Principal Reduction Amount for such Distribution Date over the principal Realized Losses allocated to the Class I-LT2 Certificates on such Distribution Date.

     CLASS I-LT3 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the excess, if any, of the Class I-LT3 Principal Reduction Amount for such Distribution Date over the principal Realized Losses allocated to the Class I-LT3 Certificates on such Distribution Date.

     CLASS I-LT4 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the excess, if any, of the Class I-LT4 Principal Reduction Amount for such Distribution Date over the principal Realized Losses allocated to the Class I-LT4 Certificates on such Distribution Date.

     CLASS M  CERTIFICATES:  Any of the Class  M-1 and  Class M-2  Certificates.

     CLASS M CERTIFICATE BALANCE: With respect to any Distribution Date, the sum of the Class M-1 and Class M-2 Certificate Balance (before giving effect to the principal distributions on such Distribution Date).

     CLASS M CERTIFICATES: The Class M-1 Certificates and the Class M-2 Certificates.

     CLASS M-1 ADJUSTED CERTIFICATE BALANCE: With respect to any Distribution Date, the Class M-1 Certificate Balance as of such Distribution Date minus the Class M-1 Liquidation Loss Amount as of such Distribution Date, if any.

     CLASS M-1 CERTIFICATE: Any one of the Class M-1 Certificates, executed and authenticated as provided herein, substantially in the form set forth in EXHIBIT B hereto.

     CLASSM-1 CERTIFICATE BALANCE: At any time, the Initial Class M-1 Certificate Balance minus the sum of all principal distributions previously made to the Class M-1 Certificateholders (including distributions in respect of Class M-1 Liquidation Loss Amounts pursuant to Section 4.02(c)).

     CLASS M-1 DISTRIBUTION AMOUNT: With respect to any Distribution Date, he total amount distributed to the Class M-1 Certificateholders pursuant to
Section 4.02.

     CLASS M-1 EXCESS OPTIMAL INTEREST: With respect to the Class M-1 Certificates and a Distribution Date, an amount, if any, equal to the lesser of
(a) the product of (i) a per annum rate equal to the excess of (A) 7.617% per annum over (B) the Net Funds Cap for such Distribution Date and (ii) the Class M-1 Adjusted Certificate Balance and (b) an amount equal to the excess of (i) the total amount of interest on the Contracts due during the related Due Period, whether or not paid, over (ii) interest on all Classes of the Certificates at their related Pass-Through Rates plus the Class A Excess Optimal Interest for such Distribution Date.

     CLASS M-1 FORMULA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, the Class M-1 Percentage multiplied by the Formula Principal Distribution Amount. For any Distribution Date, if the Class M-1 Formula Principal Distribution Amount exceeds the Class M-1 Certificate Balance less the Unpaid Class M-1 Principal Shortfall with respect to such Class and Distribution Date, then such amounts shall be added to the Class M-2 Formula Principal Distribution Amount.

     CLASS M-1 INTEREST DISTRIBUTION AMOUNT: With respect to any Distribution Date, an amount equal to the sum of (a) (i) accrued interest during the related Accrual Period at the Class M-1 Pass-Through Rate on the Class M-1 Adjusted Certificate Balance as of such Distribution Date (before giving effect to the principal distributions on such Distribution Date) less (ii) the Class M-1

Certificates pro rata share of any Interest Shortfalls occurring during the immediately preceding Due Period, (b) any Class M-1 Excess Optimal Interest for such Distribution Date and (c) any Class M-1 Unpaid Interest Shortfall.

     CLASS M-1 INTEREST SHORTFALL: With respect to any Distribution Date, any amount by which the amount distributed to Holders of Class M-1 Certificates on such Distribution Date is less than the amount computed pursuant to clauses (a) and (b) of the definition of "Class M-1 Interest Distribution Amount."

     CLASS M-1 LIQUIDATION LOSS AMOUNT: On or after the Distribution Date on which the Class M-2 Adjusted Certificate Balance has been reduced to zero and on or before the Distribution Date on which the Class M-1 Adjusted Certificate Balance has been reduced to zero, the lesser of (i) the amount, if any, by which the sum of the Class A and Class M-1 Certificate Balances exceeds the Pool Scheduled Principal Balance and (ii) the Class M-1 Certificate Balance, in each case after giving effect to all distributions of principal made on such Distribution Date.

     CLASS M-1 LIQUIDATION LOSS INTEREST AMOUNT: With respect to any Distribution Date, an amount equal to interest at the Class M-1 Pass-Through Rate during the related Accrual Period on the Class M-1 Liquidation Loss Amount allocable to the Class M-1 Certificates, if any, remaining unpaid after the immediately preceding Distribution Date.

     CLASS M-1 PASS-THROUGH RATE: The lesser of (a) 7.617% per annum and (b) the Net Funds Cap.

     CLASS M-1 PERCENTAGE: With respect to any Distribution Date, (i) if the Class A Certificate Balance has not been reduced to zero and each of the Principal Distribution Tests and the Class M-1 Principal Distribution Test have not been satisfied on such Distribution Date, zero, and (ii) (a) if the Class A Certificate Balance has been reduced to zero or (b) if the Principal
Distribution Tests and the Class M-1 Principal Distribution Test have been satisfied on such Distribution Date: the percentage equivalent of a fraction (not to exceed one), the numerator of which is the Class M-1 Adjusted Certificate Balance and the denominator of which is the sum of (i) the Class A Certificate Balance; (ii) the Class M-1 Adjusted Certificate Balance; (iii) if the Class M-2 Principal Distribution Test is satisfied on such Distribution Date, the Class M-2 Adjusted Certificate Balance, otherwise zero; (iv) if the Class B-1 Principal Distribution Test is satisfied on such Distribution Date, the Class B-1 Adjusted Certificate Balance, otherwise zero; and (v) if the Class B-2 Principal Distribution Test is satisfied on such Distribution Date, the sum of the Class B-2 Adjusted Certificate Balance and the Overcollateralization Amount, otherwise, zero; in each case determined as of the immediately preceding Distribution Date (or as of the Closing Date in the case of the first Distribution Date).

     CLASS M-1 PRINCIPAL DISTRIBUTION TEST: A test that will be satisfied on any Distribution Date if the sum of the Class M-1 Adjusted Certificate Balance, Class M-2 Adjusted Certificate Balance, Class B-1 Adjusted Certificate Balance, Class B-2 Adjusted Certificate Balance and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date equals or exceeds 57%.

     CLASS M-1 PRINCIPAL SHORTFALL: With respect to any Distribution Date, the excess, if any, of the Class M-1 Formula Principal Distribution Amount over the amount in respect of principal actually distributed to the Class M-1 Certificateholders on such Distribution Date.

     CLASS M-1 SIMPLE INTEREST DEFICIENCY: With respect to any Distribution Date, any deficiency in the Class M-1 Interest Distribution Amount resulting from a Net Simple Interest Shortfall.

     CLASS M-1 SIMPLE INTEREST DEFICIENCY AMOUNT: With respect to any Distribution Date, the aggregate of all amounts distributed to the Class M-1 Certificates in respect of Section 3.19 hereof in respect of Class M-1 Simple Interest Deficiency.

     CLASS M-1 UNPAID INTEREST SHORTFALL: With respect to any Distribution Date, the amount, if any, by which the aggregate of the Class M-1 Interest Shortfalls for prior Distribution Dates exceeds all prior distributions made pursuant to
Section 4.02(a) in respect of prior Class M-1 Interest Shortfalls, plus accrued interest thereon (to the extent payment thereof is legally permissible) during the related Accrual Period at the Class M-1 Pass-Through Rate on such amount with respect to such prior Distribution Dates.

     CLASS M-1 UNPAID LIQUIDATION LOSS INTEREST SHORTFALL: With respect to any Distribution Date, the amount, if any, by which the aggregate unreimbursed Class M-1 Liquidation Loss Interest Amounts for one or more prior Distributions Dates exceeds the amount previously distributed to the Class M-1 Certificateholders in respect of Liquidation Loss Interest Amounts on one or more prior Distribution Dates.

     CLASS M-2 ADJUSTED CERTIFICATE BALANCE: With respect to any Distribution Date, the Class M-2 Certificate Balance as of such Distribution Date minus the Class M-2 Liquidation Loss Amount as of such Distribution Date, if any.

     CLASS M-2 CERTIFICATES: Any one of the Class M-2 Certificates, executed and authenticated as provided herein, substantially in the form set forth in EXHIBIT B hereto.

     CLASS M-2 CERTIFICATE BALANCE: At any time, the Initial Class M-2 Certificate Balance minus the sum of all principal distributions previously made to the Class M-2 Certificateholders (including distributions in respect of Class M-2 Liquidation Loss Amounts pursuant to Section 4.02(c)).

     CLASS M-2 DISTRIBUTION AMOUNT: With respect to any Distribution Date, the total amount distributed to the Class M-2 Certificateholders pursuant to Section 4.02.

     CLASS M-2 EXCESS OPTIMAL INTEREST: With respect to the Class M-2 Certificates and a Distribution Date, an amount, if any, equal to the lesser of
(a) the product of (i) a per annum rate equal to the excess of (A) 8.156% per annum over (B) the Net Funds Cap for such Distribution Date and (ii) the Class M-2 Adjusted Certificate Balance and (b) an amount equal to the excess of (i) the total amount of interest on the Contracts due during the related Due Period, whether or not paid, over (ii) interest on all Classes of the Certificates at their related Pass-Through Rates plus the Class A Excess Optimal Interest and Class M-1 Excess Optimal Interest for such Distribution Date.

     CLASS M-2 FORMULA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, the Class M-2 Percentage multiplied by the Formula Principal Distribution Amount. For any Distribution Date, if the Class M-2 Formula Principal Distribution Amount exceeds the Class M-2 Certificate Balance less the Unpaid Class M-2 Principal Shortfall with respect to such Class and Distribution Date, then such amounts shall be added to the Class B-1 Formula Principal Distribution.

     CLASS M-2 INTEREST DISTRIBUTION AMOUNT: With respect to any Distribution Date, an amount equal to the sum of (a) (i) accrued interest during the related Accrual Period at the Class M-2 Pass-Through Rate on the Class M-2 Adjusted Certificate Balance as of such Distribution Date (before giving effect to the principal distributions on such Distribution Date) less (ii) the Class M-2 Certificates pro rata share of any Interest Shortfalls occurring during the immediately preceding Due Period, (b) any Class M-2 Excess Optimal Interest for such Distribution Date and (c) any Class M-2 Unpaid Interest Shortfall.

     CLASS M-2 INTEREST SHORTFALL: With respect to any Distribution Date, any amount by which the amount distributed to Holders of Class M-2 Certificates on such Distribution Date is less than the amount computed pursuant to clauses (a) and (b) of the definition of "Class M-2 Interest Distribution Amount."

     CLASS M-2 LIQUIDATION LOSS AMOUNT: On or after the Distribution Date on which the Class B-1 Adjusted Certificate Balance has been reduced to zero and on or before the Distribution Date on which the Class M-2 Adjusted Certificate Balance has been reduced to zero, the lesser of (i) the amount, if any, by which the sum of the Class A, Class M-1 and Class M-2 Certificate Balances exceeds the Pool Scheduled Principal Balance and (ii) the Class M-2 Certificate Balance, in each case after giving effect to all distributions of principal made on such Distribution Date.

     CLASS M-2 LIQUIDATION LOSS INTEREST AMOUNT: With respect to any Distribution Date, an amount equal to interest at the Class M-2 Pass-Through Rate during the related Accrual Period on the Class M-2 Liquidation Loss Amount, if any, remaining unpaid after the immediately preceding Distribution Date.

     CLASS M-2 PASS-THROUGH RATE: The lesser of (a) 8.156% per annum and (b) the Net Funds Cap.

     CLASS M-2 PERCENTAGE: With respect to any Distribution Date, (i) if the Class A Certificate Balance has not been reduced to zero and each of the Principal Distribution Tests and the Class M-2 Principal Distribution Test have not been satisfied, zero, and (ii)(a) if the Class A Certificate Balance and the Class M-1 Certificate Balance have been reduced to zero or (b) if the Principal Distribution Tests and the Class M-2 Principal Distribution Test have been satisfied on such Distribution Date: the percentage equivalent of a fraction (not to exceed one), the numerator of which is the Class M-2 Adjusted Certificate Balance and the denominator of which is the sum of (i) the Class A Certificate Balance; (ii) if the Class M-1 Principal Distribution Test is satisfied on such Distribution Date, the Class M-1 Adjusted Certificate Balance, otherwise zero; (iii) the Class M-2 Adjusted Certificate Balance; (iv) if the Class B-1 Principal Distribution Test is satisfied on such Distribution Date, the Class B-1 Adjusted Certificate Balance, otherwise zero; and (v) if the Class B-2 Principal Distribution Test is satisfied on such Distribution Date, the sum of the Class B-2 Adjusted Certificate Balance and the Overcollateralization Amount, otherwise, zero; in each case determined as of the immediately preceding Distribution Date (or as of the Closing Date in the case of the first Distribution Date).

     CLASS M-2 PRINCIPAL DISTRIBUTION TEST: A test that will be satisfied on any Distribution Date if the sum of the Class M-2 Adjusted Certificate Balance, Class B-1 Adjusted Certificate Balance, Class B-2 Adjusted Certificate Balance and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date equals or exceeds 44%.

     CLASS M-2 PRINCIPAL SHORTFALL: With respect to any Distribution Date, the excess, if any, of the Class M-2 Formula Principal Distribution Amount over the amount in respect of principal actually distributed to the Class M-2 Certificateholders on such Distribution Date.

     CLASS M-2 SIMPLE INTEREST DEFICIENCY: With respect to any Distribution Date, any deficiency in the Class M-2 Interest Distribution Amount resulting from Net Simple Interest Shortfall.

     CLASS M-2 SIMPLE INTEREST DEFICIENCY AMOUNT: With respect to any Distribution Date, the aggregate of all amounts distributed to the Class M-2 Certificates in respect of Section 3.19 hereof in respect of Class M-2 Simple Interest Deficiency.

     CLASS M-2 UNPAID INTEREST SHORTFALL: With respect to any Distribution Date, the amount, if any, by which the aggregate of the Class M-2 Interest Shortfalls for prior Distribution Dates exceeds all prior distributions made pursuant to
Section 4.02(a) in respect of prior Class M-2 Interest Shortfalls, plus accrued interest thereon (to the extent payment thereof is legally permissible) during the related Accrual Period at the Class M-2 Pass-Through Rate on such amount with respect to such prior Distribution Dates.

     CLASS M-2 UNPAID LIQUIDATION LOSS INTEREST SHORTFALL: With respect to any Distribution Date, the amount, if any, by which the aggregate unreimbursed Class M-2 Liquidation Loss Interest Amounts for one or more prior Distributions Dates exceeds the amount previously distributed to the Class M-2 Certificateholders in respect of Liquidation Loss Interest Amounts on one or more prior Distribution Dates.

     CLASS  R   CERTIFICATE:   Any  one  of  the  Class  R-I   Certificates   or
Class R-II Certificates.

     CLASS R INTEREST DISTRIBUTION AMOUNT: With respect to any Distribution Date, an amount equal to the difference between (i) the sum of (a) interest at the Class R Pass-Through Rate during the related Accrual Period on the sum of the Class R-I Certificate Balance and the Class R-II Certificate Balance as of such Distribution Date (before giving effect to the principal distributions on such Distribution Date) and (b) any unpaid interest shortfall not paid to the holders of the Class R Certificates on any previous Distribution Date and (ii) the Class R Certificates' pro rata share of any Interest Shortfalls occurring during the immediately preceding Due Period.

     CLASS R PASS-THROUGH RATE: With respect to the Class R-I Certificates and the Class R-II Certificates, a per annum rate equal to the lesser of (i) lesser of 6.70% and (ii) the Net Funds Cap.

     CLASS R-I CERTIFICATE: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as EXHIBIT D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

     CLASS R-I CERTIFICATE BALANCE: At any time, $50 minus the sum of all principal distributions previously made to the Class R-I Certificateholders.

     CLASS R-II CERTIFICATE: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as EXHIBIT D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

     CLASS R-II CERTIFICATE BALANCE: At any time, $50 minus the sum of all principal distributions previously made to the Class R-II Certificateholders.

     CLASS SB CERTIFICATE  BALANCE:  With respect to any date of  determination:
(a) $4,255,120.85 plus (b) the principal balance of the REMIC I Regular Interest SB-IO, as described in the Preliminary Statement hereto, as of such date of determination, minus (c) all amounts distributed to the Class SB Certificates pursuant to Section 4.02(c)(xv) hereof on or prior to such date of determination, minus (d) any Realized Losses that have been applied to reduce the Overcollateralization Amount on or prior to such date of determination.

     CLASS SB CERTIFICATES: Any one of the Class SB Certificates, executed and authenticated as provided herein, substantially in the form set forth in EXHIBIT E hereto.

     CLOSING DATE: April 11, 2002.


     CODE: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

     COLLATERAL: Mortgaged Property and/or Secured Property.


     COLLECTION ACCOUNT: The accounts established and maintained by the Servicer in accordance with Section 3.06.

     COMPENSATING INTEREST PAYMENT: For any Distribution Date and the Contracts, the lesser of (a) 0.75% per annum of the aggregate Stated Principal Balance of the Contracts as of the Due Date in the Due Period for such Distribution Date (or with respect to the first Due Period and Contracts having two scheduled Due Dates during such period, the Stated Principal Balance of such Contract as of the second Due Date occurring during such period) and (b) the aggregate Prepayment Interest Shortfall allocable to Payoffs for the Contracts for the related Due Period.

     CONDEMNATION PROCEEDS: All awards, compensation and settlements in respect of a taking of all or part of any Collateral by exercise of the power of condemnation or the right of eminent domain.

     CONTRACT: (A) Each Manufactured Home retail installment contract (other than a Land Home Contract) evidencing (i) the Obligor's obligation to pay the indebtedness evidenced by such Contract and (ii) the security interest in the related Secured Property or (B) a Land Home Contract.

     CONTRACT DOCUMENTS: As defined in section 2.01(b).

     CONTRACT POOL: All of the Contracts listed on the Contract Schedule.

     CONTRACT RATE: The annual rate, as stated in the Contract or Mortgage Note, as applicable, at which interest accrues on the unpaid principal balance of the Contract or Mortgage Note, as applicable.

     CONTRACT SCHEDULE: The schedule of Contracts and/or Mortgage Loans annexed as SCHEDULE I hereto, such schedule setting forth the following information with respect to each Contract,: (1) the Originator's Contract/Mortgage Loan identifying number and the applicable Originator; (2) the street address of the Collateral, as applicable, including the state and zip code; (3) a code indicating whether the Collateral, as applicable, is owner-occupied; (4) the original months to maturity; (5) the origination date of the Contract or
Mortgage Loan and the remaining months to maturity from the related Cut-off Date, based on the original amortization schedule; (6) on a best efforts basis, the Appraised Value and purchase price of the Collateral, as applicable and the Loan-to-Value Ratio at origination; (7) the Contract Rate; (8) the date on which the first Scheduled Payment was due on the Contract; (9) the stated maturity date; (10) the amount of the Monthly Payment; (11) the last Due Date on which a Monthly Payment was actually applied to the Stated Principal Balance of the Contract; (12) the original principal amount of the Contract; (13) the Stated Principal Balance of the Contract or Mortgage Loan, as applicable, as of the related Cut-off Date; (14) a code indicating the purpose of the loan (i.e., purchase financing, rate/term refinancing); (15) a code indicating the documentation style; (16) credit grade; (17) on a best efforts basis, the Obligor's FICO Score; (18) the Due Date of each Contract; (19) whether the Contract is classified as a high cost loan under Section 32 of the Home Ownership and Equity Protection Act of 1994 or a high cost loan under North Carolina Law; (20) a code indicating whether the Contract is a simple interest Contract; and (21) the number of times during the twelve month period preceding the related Closing Date that any Monthly Payment has been received thirty or more days after its Due Date. With respect to the Contracts or the Mortgage Loans, as applicable, in the aggregate, the Contract Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Contracts; (2) the current outstanding principal balance of the Contracts; (3) the weighted average Contract Rate of the Contracts; (4) the weighted average maturity of the Contracts; and (5) the weighted average FICO Score of the Contracts.

     CORPORATE TRUST OFFICE: The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attn: Institutional Trust Services/Structured Finance Services - CSFB 2002 MH3.

     CREDIT RISK MANAGEMENT AGREEMENT: The agreement between the Servicer and the Credit Risk Manager dated as of the Closing Date.

     CREDIT RISK MANAGER: The Murrayhill Company, a Colorado corporation, and any successor.

     CREDIT RISK MANAGER FEE: The fee payable to the Credit Risk Manager on each Distribution Date for its services as Credit Risk Manager, in an amount equal to one-twelfth of the Credit Risk Manager Fee Rate multiplied by the Stated Principal Balance of the Contracts on the day immediately prior to such Distribution Date.

     CREDIT RISK MANAGER FEE RATE: 0.020% per annum.

     CUMULATIVE REALIZED LOSSES: With respect to any date of determination, the cumulative amount of Realized Losses since the Cut-off Date.

     CUMULATIVE REALIZED LOSS TEST: With respect to any Distribution Date, the following:

      (i) if such Distribution Date occurs from October 1, 2006 through October 31, 2007, the Cumulative Realized Loss Test will be satisfied if Cumulative Realized Losses as of such Distribution Date are less than or equal to 6.0% of the Cut-Off Date Pool Principal Balance;

      (ii) if such Distribution Date occurs from November 1, 2007 through October 31, 2008, the Cumulative Realized Loss Test will be satisfied if Cumulative Realized Losses as of such Distribution Date are less than or equal to 7.0% of the Cut-Off Date Pool Principal Balance;

      (iii)if such Distribution Date occurs from November 1, 2008 through October 31, 2009, the Cumulative Realized Loss Test will be satisfied if Cumulative Realized Losses as of such Distribution Date are less than or equal to 9.0% of the Cut-off Date Pool Principal Balance; and

      (iv) if such Distribution Date occurs on or after November 1, 2009, the Cumulative Realized Loss Test will be satisfied if Cumulative Realized Losses as of such Distribution Date are less than or equal to 11.0% of the Cut-off Date Pool Principal Balance.

     CURRENT REALIZED LOSSES: With respect to any Distribution Date, the aggregate of the Realized Losses incurred with respect to Contracts during the Due Period immediately preceding such Distribution Date.

     CURRENT REALIZED LOSS RATIO: With respect to the first Distribution Date, the annualized percentage equivalent of the fraction, the numerator of which is the Current Realized Losses for the preceding Due Period and the denominator of which is the Aggregate Contract Balance for such Distribution Date. With respect to the second Distribution Date, the annualized percentage equivalent of the fraction, the numerator of which is the Current Realized Losses for the two preceding Due Periods and the denominator of which is the arithmetic average of the Aggregate Contract Balances for such Distribution Date and the immediately preceding Distribution Date. With respect to any Distribution Date thereafter, the annualized percentage equivalent of the fraction, the numerator of which is the sum of the Current Realized Losses for the three preceding Due Periods and the denominator of which is the arithmetic average of the Pool Scheduled Principal Balances for such Distribution Date and the preceding two Distribution Dates.

     CURTAILMENT: Any payment of principal on a Contract, made by or on behalf of the related Obligor, other than a Scheduled Payment, a prepaid Scheduled Payment or a Payoff, which is applied to reduce the outstanding Stated Principal Balance of the Contract.

     CUSTODIAN: Bank One Trust Company, N.A., a national banking association, or its successor in interest.

     CUSTODIAL AGREEMENT: The Custodial Agreement dated as of the date hereof, among the Custodian and the Trustee.

     CUT-OFF DATE: The opening of business on March 24, 2002.

     CUT-OFF DATE POOL PRINCIPAL BALANCE: $106,465,220.85.

     CUT-OFF  DATE  PRINCIPAL  BALANCE:  With  respect  to  any  Contract,   the
outstanding principal balance thereof as of the close of business on the Cut-off Date.

     DEFECTIVE CONTRACT: Any Contract which is required to be repurchased pursuant to Section 2.02 or 2.03.

     DEFICIENCY: With respect to any Contract that is a Liquidation Contract, the amount by which (i) the outstanding principal balance of such Contract, plus accrued and unpaid interest thereon at the related Contract Rate to the Due Date for such Contract in the Due Period in which such Contract became a Liquidation Contract exceeds (ii) the Net Liquidation Proceeds for such Contract.

     DEFINITIVE   CERTIFICATES:   Any   Certificate   evidenced  by  a  Physical
Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(f).

     DELETED CONTRACT: As defined in Section 2.03(c).

     DELINQUENCY RATE: With respect to any Due Period, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Contracts sixty (60) or more days delinquent (including all foreclosures, bankruptcies and repossessions) as of the close of business on the last day of such Due Period, and the denominator of which is the Pool Scheduled Principal Balance as of the close of business on the last day of such Due Period; provided that a Contract will not be considered delinquent if a payment within $65.00 of a Scheduled Payment is received.

     DENOMINATION: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

     DEPOSITOR: Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, or its successor in interest.

     DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

     DEPOSITORY   PARTICIPANT:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     DETERMINATION DATE: With respect to any Distribution Date and any Contract, the Business Day immediately preceding the related Servicer Remittance Date.

     DISTRIBUTION DATE: The 25th day of each month or if such day is not a Business Day, the first Business Day thereafter, in each case commencing in May 2002.

     DISQUALIFIED ORGANIZATION: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     DUE DATE: With respect to each Contract and any Distribution Date, the date on which Scheduled Payments on such Contract are due, exclusive of any days of grace.

     DUE PERIOD: With respect to any Distribution Date (other than the first Distribution Date), the calendar month immediately preceding such Distribution Date. With respect to the first Distribution Date, the period from and including the Cut-off Date to and including April 30, 2002.

     ELIGIBLE ACCOUNT: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a "special deposit account") maintained with the Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity. Eligible Accounts may bear interest.

     ELIGIBLE INVESTMENTS: Any one or more of the obligations and securities listed below:

(i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; or obligations fully guaranteed by, the United States of America; the FHLMC, FNMA, the Federal Home Loan Banks or any agency or instrumentality of the United States of America rated Aa3 or higher by Moody's;

(ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated in the highest ratings by each Rating Agency, and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated in one of two of the highest ratings, by each Rating Agency;

(iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) the short-term debt obligations of which are rated A-1 or higher by S&P, rated A-1 or higher by Fitch, and rated A-2 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market price plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral, and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

(iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long-term unsecured debt rating in the highest available rating category of Moody's, short-term unsecured debt rating of A-1 or higher by Fitch and a short-term unsecured debt rating of A-1 or higher by S&P, at the time of such investment;

(v) commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category by each Rating Agency, at the time of such investment;

(vi) a guaranteed investment contract approved by each of the Rating Agencies and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of Moody's, short-term unsecured debt rating of A-1 or higher by Fitch and a short-term unsecured debt rating of A-1 or higher by S&P, at the time of such investment; and

(vii) money market funds having ratings in the highest available rating category of Moody's and Fitch and either "AAAm" or "AAAm-G" of S&P at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth herein) including money market funds of the Servicer or the Trustee and any such funds that are managed by the Servicer or the Trustee or their respective Affiliates or for the Servicer or the Trustee or any Affiliate of either acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph (vii);

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA-RESTRICTED CERTIFICATE: The Class R Certificates and the Private Certificates.

     ERRORS AND OMISSIONS INSURANCE POLICY: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 3.08.

     EVENT OF DEFAULT: As defined in Section 7.01.

     EXPENSE FEE: As to each Contract, the sum of the related Servicing Fee, Trustee Fee and Credit Risk Manager Fee.

     EXPENSE FEE RATE: As to each Contract, the sum of the related Servicing Fee Rate, the Trustee Fee Rate, and the Credit Risk Manager Fee Rate.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     FHLMC: Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     FICO  SCORE:   With  respect  to  each  Contract  and  Mortgage  Loan,  the statistical credit score obtained by the related lender in connection with the loan application to help assess the related Obligor's creditworthiness.

     FINAL RECOVERY DETERMINATION: With respect to any defaulted Contract, a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith, judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records prepared by a servicing officer of each Final Recovery Determination.

     FIDELITY BOND: A fidelity bond to be maintained by the Servicer pursuant to
Section 3.08.

     FINAL CERTIFICATION: A certification in the form of EXHIBIT G hereto.

     FINAL  SCHEDULED  DISTRIBUTION  DATE:  The  Distribution  Date in  November
2031.

     FITCH: Fitch, Inc., or any successor thereto. For purposes of Section 10.05 the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, or such other address as Moody's may hereafter furnish to the Depositor, the Servicer and the Trustee.

     FNMA: Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FORMULA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, an amount equal to the difference between (a) the sum of (i) the amounts set forth under clauses (1), (2), (3) and (4) of Principal Remittance Amount for such Distribution Date and (ii) the Stated Principal Balance of each Contract that became a Liquidated Contract during the related Due Period, plus the amount of any reduction in the outstanding principal balance of a Contract during the related Due Period ordered as the result of a bankruptcy or similar proceeding involving the related obligor and (b) the Overcollateralization Release Amount for such Distribution Date.

     GUARANTEE  AGREEMENT:   That  certain  September  Contract  Credit  Support
Agreement, dated as of November 21, 2001, that has been delivered to the Trustee and the holders of the Class B-2 and Class SB Certificates.

     GUARANTEE OUTSTANDING AMOUNT: With respect to any Distribution Date, $10,945,807.35 less the aggregate Guarantee Payment Amounts from all preceding Distribution Dates.

     GUARANTEE PAYMENT AMOUNT: On any Distribution Date prior to the Guarantee Trigger Date, $0.00. On the Guarantee Trigger Date, the lesser of (i) the
Guarantee Outstanding Amount and (ii) the excess of (A) Cumulative Realized Losses as of such Distribution Date over (B) $7,662,065.14. On any Distribution Date after the Guarantee Trigger Date, the lesser of (i) the Guarantee Outstanding Amount and (ii) Current Realized Losses.

     GUARANTEE TRIGGER DATE: The first Distribution Date on which Cumulative Realized Losses exceed $7,587,689.81.

     GUARANTOR: The entity named in the Guarantee Agreement as "Support Provider" and its successors in interest.

     HAZARD INSURANCE POLICY: With respect to each Contract, the policy of fire and extended coverage insurance (and federal flood insurance, if applicable) required to be maintained for the related Manufactured Home, as provided in
Section 3.07 (which may be a blanket insurance policy maintained by the Servicer in accordance with the terms and conditions of Section 3.07).

     INDIRECT PARTICIPANT: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

      INITIAL CERTIFICATION:  A certification in the form of EXHIBIT F hereto.

      INITIAL CLASS A CERTIFICATE BALANCE:   $79,320.000.

      INITIAL CLASS B-1 CERTIFICATE BALANCE:  $5,060,000.

      INITIAL CLASS B-2 CERTIFICATE BALANCE:  $5,060,000.

      INITIAL CLASS M-1 CERTIFICATE BALANCE:  $6,920,000.

      INITIAL CLASS M-2 CERTIFICATE BALANCE:  $5,850,000.

     INSURANCE POLICY: With respect to any Contract included in the Trust Fund, any standard hazard insurance policy, flood insurance policy or title insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies. INSURANCE PROCEEDS With respect to each Contract, proceeds of any insurance policy insuring the related Secured Property.

     INTEREST DISTRIBUTION AMOUNT: The Class A Distribution Amount, the Class B-1 Interest Distribution Amount, the Class B-2 Interest Distribution Amount, the Class M-1 Interest Distribution Amount and/or the Class M-2 Interest Distribution Amount, as applicable.

     INTEREST REMITTANCE AMOUNT: For any Distribution Date, an amount equal to the sum of (1) all interest collected (other than related Payaheads and Net Simple Interest Excess, if applicable) or advanced in respect of Scheduled Payments on the Contracts during the related Due Period, the interest portion of Payaheads previously received and intended for application in the related Due Period and the interest portion of all Payoffs and Curtailments received on the Contracts during the related Due Period, less (x) the Servicing Fee and any insurance premiums not paid by the related Obligor with respect to such Contracts and (y) unreimbursed Advances and other amounts due to the Servicer or Trustee with respect to such Contracts, to the extent allocable to interest, (2) all Compensating Interest Payments paid by the Servicer with respect to the Contracts with respect to such Distribution Date, (3) the portion of any Substitution Adjustment Amount or Repurchase Price paid with respect to such Contracts during the related Due Period, to the extent allocable to interest, and (4) all Net Liquidation Proceeds, and any Insurance Proceeds and other recoveries (net of unreimbursed Advances, Servicing Advances and expenses, to the extent allocable to interest, and unpaid Servicing Fees) collected with respect to the Contracts during the related Due Period, to the extent allocable to interest.

     INTEREST SHORTFALL: For any Distribution Date, an amount equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Contract Rate) on Contracts resulting from (a) Prepayment Interest Shortfalls to the extent not covered by a Compensating Interest Payment and (b) interest payments on certain of the Contracts being limited pursuant to the provisions of the Soldiers' and Sailors' Civil Relief Act of 1940. Interest
Shortfalls will be allocated among all of the Certificates in proportion to their respective amounts of Interest Distribution Amount payable on such Distribution Date absent such reductions.

     LAND HOME CONTRACT: Each Manufactured Home retail installment contract evidencing (i) the Obligor's obligation to pay the indebtedness evidenced by such Contract and (ii) the security interest in the related Collateral; and that is coupled with a Mortgage Loan.

     LIQUIDATION CONTRACT: With respect to any Distribution Date, a defaulted Contract (including any Repossessed Collateral) which was liquidated during the related Due Period and as to which the Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Contract, including the final disposition of the related Repossessed Collateral (exclusive of any possibility of a deficiency judgment).

     LIQUIDATION PROCEEDS: Cash (including Insurance Proceeds, other than those applied to the restoration of the related Collateral or released to the related

Obligor in accordance with the normal servicing procedures of the Servicer, and Condemnation Proceeds) received in connection with the liquidation of defaulted Contracts, whether through foreclosure, repossession or otherwise.

     LOAN-TO-VALUE RATIO OR LTV: With respect to any Contract, the ratio of the original outstanding principal amount of the Contract, including prepaid finance charges to (i) with respect to any Contract that is not located in California and that is not Land Home Contract, the cash selling price of the Collateral plus the sum of (a) sales tax, (b) freight, (c) prepaid finance charges, (d) closing fees to third parties and (e) insurance or (ii) with respect to any Contract located in California or that is Land Home Contract, the sum of the Appraised Value of the Collateral plus the sum of (a) sales tax, (b) freight,
(c) prepaid finance charges, (d) closing fees to third parties and (e) insurance.

     LOST MORTGAGE NOTE: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     MAJORITY IN INTEREST: With respect to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51 % of the Percentage Interests evidenced by all Certificates of such Class.

     MANUFACTURED HOME: (i) A structure, transportable in one or more sections, built to National Manufactured Home Construction and Safety Standards, on a permanent chassis and designed to be used as a single family dwelling with or without a permanent foundation when connected to the required utilities including any plumbing, heating, air conditioning and electrical systems present and installed in the Manufactured Home or (ii) a manufactured home, including all accessions thereto, that is legally classified as real property under applicable state law and as set forth on the Contract Schedule.

     MONTHLY ADVANCE REIMBURSEMENT AMOUNT: Any amount received or deemed to be received by the Servicer pursuant to Section 4.01(b) or (c) in reimbursement of an Advance made out of its own funds.

     MONTHLY EXCESS CASHFLOW: For any Distribution Date, an amount equal to the sum of the Monthly Excess Interest and Overcollateralization Release Amount, if any, for such date.

      MONTHLY EXCESS INTEREST: With respect to any Distribution Date, the Interest Remittance Amount remaining after the application of payments pursuant to clauses (i) through (xiii) of Section 4.02(a) and the Formula Principal Distribution Amount remaining after the application of payments pursuant to clauses (i) through (v) of Section 4.02(b).

     MONTHLY STATEMENT: The statement delivered to the Certificateholders pursuant to Section 4.04.

     MOODY'S: Moody's Investors Service, Inc., or any successor thereto. For purposes of Section 10.05 the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Manufactured Housing Monitoring Department, or such other address as Moody's may hereafter furnish to the Depositor, the Servicer and the Trustee.

     MORTGAGE: The mortgage, deed of trust, security deed, deed to secure debt, extension agreement, assumption of indebtedness or other instrument(s) creating a first lien on or first priority security title ownership interest in real property securing a Mortgage Note.

     MORTGAGE LOAN: A loan made by the Originator as lender, or its assignor as lender, evidenced by a Mortgage Note and secured by a Mortgage.

     MORTGAGE NOTE: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Obligor under a Contract.

     MORTGAGED PROPERTY: The real property, including improvements and related interests, securing a Mortgage.

     NET CONTRACT RATE: As to each Contract, and at any time, the per annum rate equal to the Contract Rate less the related Expense Fee
Rate.

     NET FUNDS CAP: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Contract Rates of the Contracts as of the first day of the related Due Period.

     NET LIQUIDATION PROCEEDS: Liquidation Proceeds, net of (1) unreimbursed, reasonable out-of-pocket expenses, including fees and expenses of legal counsel, and (2) unreimbursed Servicing Fees, Servicing Advances and Advances.

     NET SIMPLE INTEREST EXCESS: As of any Distribution Date, the excess, if any, of the aggregate amount of Simple Interest Excess over the amount of Simple Interest Shortfall.

     NET SIMPLE INTEREST SHORTFALL: As of any Distribution Date, the excess, if any, of the aggregate amount of Simple Interest Shortfall over the amount of Simple Interest Excess.

     NON-UNITED STATES PERSON: Any Person other than a United States Person.

     NONRECOVERABLE ADVANCE: With respect to any Contract, any portion of an Advance or Servicing Advance previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from the related Obligor, related Liquidation Proceeds or otherwise.

     NOTIONAL AMOUNT:. With respect to the Class SB Certificates and any Payment Date, the aggregate of the principal balances for all Classes of REMIC I Regular Interests before giving effect to payments to be made and the allocation of Realized Losses to occur on such Payment Date.

     NOTIONAL AMOUNT CERTIFICATES: The Class SB Certificates.

     OBLIGOR: The individual buyer or buyers of the Manufactured Home identified in the Contract or Mortgage, as applicable, and their successors and assigns who agree to pay the indebtedness identified therein and who granted a security interest in the Collateral to the Originator and its assignees.

     OFFERED CERTIFICATES: All Classes of Certificates other than the Private Certificates.

     OFFICER'S CERTIFICATE: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President or the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of a Servicer or any certificate of any Servicing Officer, and delivered to the Depositor or the Trustee, as the case may be, as required by this Agreement.

     OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Depositor or the Servicer, including in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Servicer, (ii) not have any material direct financial interest in the Depositor or the Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. The cost of any Opinion of Counsel, except as otherwise specifically provided herein, shall not be at the expense of the Trustee.

     OPTIONAL TERMINATION DATE: The first Distribution Date on which the Pool Scheduled Principal Balance is less than or equal to ten percent of the Cut-off Date Pool Principal Balance.

     ORIGINATOR: The CIT Group/Sales Financing, Inc., a Delaware corporation, or
The  CIT  Group/Consumer  Finance,  Inc.  (NY),  a  New  York  corporation,   as
applicable.

     OTS: The Office of Thrift Supervision.

     OUTSTANDING:   With  respect  to  the   Certificates  as  of  any  date  of
determination, all Certificates theretofore executed and authenticated under this Agreement except:

(i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

(ii)  Certificates   in   exchange   for  which  or  in  lieu  of  which  other
      Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

     OUTSTANDING AMOUNT ADVANCED: With respect to any Distribution Date, the aggregate of all Advances made by the Servicer out of its own funds pursuant to
Section 4.01 less the aggregate of all Monthly Advance Reimbursement Amounts actually received by the Servicer prior to such Distribution Date.

     OUTSTANDING CONTRACT: As of any Due Date, a Contract with a Stated Principal Balance greater than zero which was not the subject of a Payoff prior to such Due Date and which did not become a Liquidation Contract prior to such Due Date.

     OVERCOLLATERALIZATION AMOUNT: For any Distribution Date, an amount equal to the amount, if any, by which (x) the Pool Scheduled Principal Balance for such Distribution Date exceeds (y) the aggregate Certificate Balances of the Certificates (other than the Class SB Certificates) after giving effect to payments on such Distribution Date.

     OVERCOLLATERALIZATION RELEASE AMOUNT: For any Distribution Date, an amount equal to the lesser of (x) the related Principal Remittance Amount for such Distribution Date and (y) the amount, if any, by which (1) the

Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the related Principal Remittance Amount for such date is applied on such date in reduction of the aggregate Certificate Balances of the Certificates (other than the Class SB Certificates), exceeds (2) the Targeted Overcollateralization Amount for such date.

     OWNERSHIP INTEREST: As to any Residual Certificate, any ownership or security interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     PASS-THROUGH RATE: With respect to each Class of Certificates, other than the Class SB Certificates, the Class A Pass-Through Rate, the Class M-1 Pass-Through Rate, the Class M-2 Pass-Through Rate, the Class B-1 Pass-Though Rate and the Class B-2 Pass-Through Rate, as applicable. With respect to the Class SB Certificates or the Class SB-IO Interest and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through
(C) below, and the denominator of which is the aggregate principal balance of the REMIC I Regular Interests and the Class R-I Certificate. For purposes of calculating the Pass-Through Rate for the Class SB Certificates, the numerator is equal to the sum of the following components:

     (A) the REMIC I Remittance Rate for REMIC I Regular Interest I-LT1 minus two (2) times the weighted average of the REMIC I Remittance Rates for REMIC I Regular Interest I-LT2 and I-LT3 applied to a notional amount equal to the Uncertificated Balance of I-LT1.

     (B) the REMIC I Remittance Rate for REMIC I Regular Interest I-LT2 minus two (2) times the weighted average of the REMIC I Remittance Rates for REMIC I Regular Interests I-LT2 and I-LT3 applied to a notional amount equal to the Uncertificated Balance of I-LT2.

     (C) the REMIC I Remittance Rate for REMIC I Regular Interest I-LT4 minus four (4) times the weighted average of the REMIC I Remittance Rates for REMIC I Regular Interests I-LT2 and I-LT3 applied to a notional amount equal to the Uncertificated Balance of I-LT4.

     (D) the excess of the Net Funds Cap over 6.70% applied to a notional amount equal to the Class R-I Certificate Balance.

     PAYAHEAD: Any Scheduled Payment intended by the related Obligor to be applied in a Due Period subsequent to the Due Period in which such payment was received.

     PAYOFF: Any payment of principal on a Contract equal to the entire outstanding principal balance of such Contract, if received in advance of the last scheduled Due Date for such Contract and accompanied by an amount of interest equal to accrued unpaid interest on the Contract to the date of such payment-in-full.

     PERCENTAGE INTEREST: As to any Certificate, either the percentage set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

     PERMITTED TRANSFEREE: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

     PERSON: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

     PHYSICAL CERTIFICATES: The Class B-2, Class R and Class SB Certificates.

     POOL SCHEDULED PRINCIPAL BALANCE: With respect to any Distribution Date, the sum of the Stated Principal Balances of all Contracts at the end of the related Due Period.

     PREPAYMENT INTEREST SHORTFALL: With respect to any Distribution Date, any Contract and any Principal Prepayments in Full that occurs during the related Due Period, the difference between (i) accrued interest during the related Due Period at the applicable Contract Rate, as reduced by the Servicing Fee Rate, on the outstanding principal balance of such Contract immediately prior to such prepayment and (ii) the amount of interest due and actually received from the related Obligor that accrued during the related Due Period with respect to such Contract in connection with such Principal Prepayment in Full, as reduced by the Servicing Fee with respect to such Contract.

     PRINCIPAL DISTRIBUTION TESTS: A test that will be satisfied with respect to any Distribution Date, if (i) the Distribution Date occurs in or after November 2006, (ii) the Average Sixty-Day Delinquency Ratio is less than or equal to 7.0%, (iii) the Current Realized Loss Ratio is less than or equal to 2.5%, and
(iv) the Cumulative Realized Loss Test is satisfied.

     PRINCIPAL PREPAYMENT: Any payment of principal on a Contract which constitutes a Payoff or Curtailment.

     PRINCIPAL PREPAYMENT IN FULL: Any Principal Prepayment of the entire principal balance of a Contract.

     PRINCIPAL REMITTANCE AMOUNT: For any Distribution Date, an amount equal to the sum of (1) all principal collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Contracts during the related Due Period (less unreimbursed Advances, Servicing Advances and other amounts due to the Servicer and the Trustee with respect to such Contracts, to the extent allocable to principal) and the principal portion of Payaheads previously received and intended for application in the related Due Period, (2) all Principal Prepayments on the Contracts received during the related Due Period, (3) the outstanding principal balance of each Contract that was repurchased by the Seller during the related Due Period, (4) the portion of any Substitution Adjustment Amount paid with respect to any Deleted Contracts during the related Due Period, to the extent allocable to principal, and (5) all Liquidation Proceeds and other recoveries (net of unreimbursed Advances, Servicing Advances and other expenses, to the extent allocable to principal) collected with respect to the Contracts during the related Due Period, to the extent allocable to principal.

     PRIVATE  CERTIFICATES:   The  Class  B-2  Certificates  and  the  Class  SB
Certificates.

     PURCHASE AND SALE AGREEMENT: That certain purchase and sale agreement dated as of March 24, 2002, by and between the Seller and the Depositor, relating to the Contracts and the Guarantee Agreement.

     QUALIFIED SUBSTITUTE CONTRACT: A Contract substituted by the Seller for a Deleted Contract which must, on the date of such substitution, as confirmed in a

Request for Release, substantially in the form as set forth in the Custodial Agreement have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution (or, in the case of a substitution of more than one contract for a Deleted Contract, an aggregate Stated Principal Balance), not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Contract; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Contract; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Contract; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Contract; (v) and (v) comply with each representation and warranty set forth in Section 2.03(b).

     RATING AGENCY: Fitch, Moody's, and S&P. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     RATINGS: As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agencies.

     REALIZED LOSS: With respect to each Liquidation Contract, an amount (not less than zero or more than the Stated Principal Balance of the Contract) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidation Contract as of the date of such liquidation, plus (ii) interest at the Net Contract Rate from the related Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the related Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidation Contract from time to time, minus (iii) the Net Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Contract Rate and to principal of the Liquidation Contract.

     RECORD DATE: With respect to each Distribution Date, the last Business Day of the calendar month preceding such Distribution Date.

     REGULAR CERTIFICATES: All Classes of Certificates other than the Class R Certificates.

     RELIEF ACT: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC  ADMINISTRATOR:  The Trustee.

     REMIC I: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made consisting of (i) such Contracts as from time to time are subject to this Agreement, together with the Contract Documents relating thereto, and together with all collections thereon and proceeds thereof, (ii) any Repossessed Collateral, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Contracts under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof and, (iv) the Collection Account (other than amounts due to the Servicer) and the Certificate Account and such assets that are deposited therein from time to time and any investments thereof.

     REMIC I REGULAR INTEREST: Any of the four separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the preliminary statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

     REMIC I REALIZED LOSSES: For any Distribution Date, Realized Losses for the related Due Period shall be allocated as follows: The interest Realized Losses, if any, shall be allocated among the classes of REMIC I Regular Interests pro-rata according to the accrued certificate interest thereon to the extent of such accrued certificate interest in reduction thereof. Any interest Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as principal Realized Losses and allocated pursuant to the succeeding sentences. The principal Realized Losses shall be allocated (i) first, to the Class I-LT2, Class I-LT3 and Class I-LT4 REMIC I Regular Interests pro-rata according to their respective Principal Reduction Amounts for such Distribution Date up to the amount thereof, (ii) second, any principal Realized Losses not allocated to either the Class I-LT2, Class I-LT3 and Class I-LT4 REMIC I Regular Interests pursuant to the proviso of clause (i) shall be allocated to the Class I-LT1 REMIC I Regular Interest until the principal balance thereof is reduced to zero, and (iii) third, any remaining principal Realized Losses shall be allocated among the Class I-LT2, Class I-LT3 and Class I-LT4 REMIC I Regular Interests pro-rata according to their respective remaining principal balances.

      REMIC I REGULAR INTEREST I-LT1: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT1 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

     REMIC I REGULAR INTEREST I-LT2: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT2 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

     REMIC I REGULAR INTEREST I-LT3: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT3 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

     REMIC I REGULAR INTEREST I-LT4: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT4 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

     REMIC I REMITTANCE RATE: For REMIC I Regular Interests LT-1 and LT-2, the Net Funds Cap; for REMIC I Regular Interest LT-3, zero (0.00% per annum); for REMIC I Regular Interest LT-4, twice the Net Funds Cap; and for the Class R-1 Certificate, the Net Funds Cap.

     REMIC II: The segregated pool of assets consisting of all of the REMIC I Regular Interests, with respect to which a separate REMIC election is to be made.

     REMIC  II  REGULAR  INTEREST:  Any  of  the  following  three  certificated beneficial ownership interests in REMIC II issued hereunder and four uncertificated REMIC II Regular Interests defined herein, and, hereby, designated as a "regular interest" in REMIC II: Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, REMIC II Regular Interest B-1 and REMIC II Regular Interest B-2, REMIC II Regular Interest SB-PO and REMIC II Regular Interest SB-IO.

     REMIC II REGULAR INTEREST B-1: A separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest B-1 shall be entitled to interest at the Remittance Rate set forth in the Preliminary Statement, and shall be entitled to distributions of principal subject to the terms and conditions hereof, in aggregate amount equal to the initial Certificate Balance of the Class B-1 Certificates as set forth in the Preliminary Statement hereto.

     REMIC II REGULAR INTEREST B-2: A separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest B-2 shall be entitled to interest at the Remittance Rate set forth in the Preliminary Statement, and shall be entitled to distributions of principal subject to the terms and conditions hereof, in aggregate amount equal to the initial Certificate Balance of the Class B-2 Certificates as set forth in the Preliminary Statement hereto.

     REMIC II REGULAR INTEREST SB-IO: A separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest SB-IO shall have no entitlement to principal, and shall be entitled to distributions of interest subject to the terms and conditions hereof, in aggregate amount equal to the interest distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

     REMIC II REGULAR INTEREST SB-PO: A separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest SB-PO shall have no entitlement to interest, and shall be entitled to distributions of principal subject to the terms and conditions hereof, in aggregate amount equal to the initial Certificate Balance of the Class SB Certificates as set forth in the Preliminary Statement hereto.

     REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REPOSSESSED COLLATERAL: Collateral acquired by the Trust Fund through repossession or foreclosure in connection with a defaulted Contract.

     REPURCHASE PRICE: With respect to any Contract required to be purchased by the Seller pursuant to this Agreement or purchased at the option of the Servicer pursuant to this Agreement, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Contract on the date of such purchase, and (ii) accrued and unpaid interest thereon at the applicable Contract Rate (reduced by the Servicing Fee Rate if the purchaser of the Contract is also the Servicer thereof) from the date through which interest was last paid by the Obligor to the Due Date in the month in which the Repurchase Price is to be distributed to Certificateholders.

     REQUEST FOR RELEASE: The Request for Release submitted by the Servicer to the Custodian substantially in the form of EXHIBIT L. ---------

     REQUIRED INSURANCE POLICY: With respect to any Contract, any insurance policy that is required to be maintained from time to time under this Agreement.

     RESIDUAL CERTIFICATES: The Class R Certificates.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or any other officer or employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of this Agreement.

     S&P: Standard & Poor's Ratings Agency, a division of The McGraw-Hill Companies, Inc. For purposes of Section 10.05 the address for notices to S&P shall be Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, or such other address as S&P may hereafter furnish to the Depositor, the Servicer and the Trustee.

     SAIF: The Savings Association Insurance Fund, or any successor thereto.

     SCHEDULED PAYMENT: The scheduled monthly payment on a Contract due on any Due Date allocable to principal and/or interest on such Contract pursuant to the terms of the related Mortgage Note.

     SECURED PROPERTY: The property securing a Contract, which consists of a Manufactured Home, not considered real property under applicable state law and any additional personal property identified in the Contract as collateral securing payment of the Contract.

     SECURITIES ACT: The Securities Act of 1933, as amended.

     SELLER: DLJ Mortgage Capital, Inc., a Delaware corporation, and its successors and assigns.

     SERVICER: The CIT Group/Sales Financing, Inc., a Delaware corporation and any successors in interest, as applicable.

     SERVICER REMITTANCE DATE: With respect to any Contract and Distribution Date, the 18th calendar day of the month in which such Distribution Date occurs or the preceding Business Day if such calendar day is not a Business Day.

     SERVICER REMITTANCE REPORT: With respect to each Distribution Date, the servicing information delivered to the Trustee pursuant to Section 4.04(a) which contains the information required to prepare the Monthly Statement.

     SERVICING ADVANCE: All reasonable and customary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost (including reasonable attorneys' fees and disbursements) of (i) the preservation, restoration and protection of Collateral, (ii) any enforcement or judicial proceedings, including foreclosures and any litigation related to a Contract, (iii) the management and liquidation of any Repossessed Collateral including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under Section 3.08 or 3.09 and (v) in connection with the liquidation of a Contract, expenditures relating to the purchase or maintenance of a first lien Contract, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Sections 3.07(a)(ii), (iii), (iv) and (vi).

     SERVICING FEE: With respect to each Contract and any Distribution Date, the fee payable to the Servicer on such Distribution Date for its services as Servicer hereunder, in an amount equal to one-twelfth of the Servicer Fee Rate multiplied by the Stated Principal Balance of such Contract as of the first day of the related Due Period.

     SERVICING FEE RATE: With respect to any Contract, 0.75% per annum; provided, however, that with respect to any successor servicer appointed pursuant to Section 7.02, the Servicing Fee Rate with respect to any Contract will be 1.00% or such other rate as agreed to by the parties to this Agreement; provided that if the Servicing Fee Rate is greater than 1.00%, the Depositor has received written confirmation from each of the Rating Agencies that such higher fee will not cause a downgrade or withdrawal of the then current rating on any Class of Certificates.

     SERVICING OFFICER: Any officer of the servicer involved in, or responsible for, the administration and servicing of the Contracts whose name appears in a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

     SIMPLE INTEREST CONTRACT: Any Contract for which the interest due thereon is calculated based on the actual number of days elapsed between the date on which interest was last paid through the date on which the most current payment is received.

     SIMPLE INTEREST EXCESS: With respect to the first Distribution Date and for each Simple Interest Qualifying Loan, the excess, if any, of (i) the portion of the monthly payments received from the Obligor for such Contract allocable to interest with respect to the related Due Period, over (ii) 37 days' interest on the Stated Principal Balance of such Contract at the Contract Rate. With respect to any Distribution Date after the first Distribution Date and for each Simple Interest Qualifying Loan, the excess, if any, of (i) the portion of the monthly payment received from the Obligor for such Contract allocable to interest with respect to the related Due Period, over (ii) 30 days' interest on the Stated Principal Balance of such Contract at the Contract Rate.

     SIMPLE INTEREST QUALIFYING LOAN: As of any Determination Date, any Simple Interest Contract that was neither prepaid in full during the related Due Period, nor delinquent with respect to a payment that became due during the related Due Period as of the close of business on the Determination Date following such Due Period.

     SIMPLE INTEREST SHORTFALL: With respect to the first Distribution Date and for each Simple Interest Qualifying Loan, the excess, if any, of (i) 37 days' interest on the Stated Principal Balance of such Contract at the Contract Rate, over (ii) the portion of the monthly payments received from the Obligor for such Contract allocable to interest with respect to the related Due Period. With respect to any Distribution Date after the first Distribution Date and for each Simple Interest Qualifying Loan, the excess, if any, of (i) 30 days' interest on the Stated Principal Balance of such Contract at the Contract Rate, over (ii) the portion of the monthly payment received from the Obligor for such Contract allocable to interest with respect to the related Due Period.

     SPECIAL SERVICER: Olympus Servicing, L.P., a Delaware limited partnership, and its successors and assigns.

     SPECIAL SERVICED CONTRACTS: Contracts for which the Special Servicer acts as Servicer pursuant to Section 3.18.

     STARTUP DAY: The Closing Date.

     STATED PRINCIPAL BALANCE: With respect to any Contract or related Repossessed Collateral as of any date of determination, (i) the Cut-off Date Principal Balance of such Contract, minus (ii) the sum of (a) the principal portion of the Scheduled Payments due with respect to such Contract or Repossessed Collateral during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Contract, and all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and proceeds received in respect of Repossessed Collateral, to the extent applied by the Servicer as recoveries of principal with respect to such Contract or Repossessed Collateral, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

     SUBORDINATE CERTIFICATES: The Class M-1, Class M-2, Class B-1, Class B-2 Certificates and Class SB Certificates.

     SUBSERVICER:  Any Subservicer  which is  subservicing  any of the Contracts
pursuant  to  a  Subservicing   Agreement.   Any  subservicer   shall  meet  the
qualifications set forth in Section 3.02.

     SUBSERVICING AGREEMENT: An agreement between the Servicer and a Subservicer for the servicing of the related Contracts.

     SUBSTITUTION ADJUSTMENT AMOUNT: As defined in Section 2.03.

     TARGETED OVERCOLLATERALIZATION AMOUNT: For any Distribution Date, the lesser (i) 7.00% of the Cut-off Date Pool Principal Balance plus all amounts paid in respect of principal to the Class B-2 Certificates under the Guarantee Agreement and (ii) the aggregate of the Certificate Balances as of such Distribution Date.

     TRANSFER AFFIDAVIT AND AGREEMENT: As defined in Section 5.02(d)(i)(B)

     TRANSFEREE: Any Person who is acquiring by transfer any Ownership Interest in a Certificate.

     TRANSFEROR: Any Person who is disposing by transfer of any Ownership Interest in a Certificate.

     TRUST:  CSFB  ABS  Trust  Series  2002-MH3  established  pursuant  to  this
Agreement.

     TRUSTEE: JPMorgan Chase Bank, in its capacity as trustee under this agreement and assigns in such capacity.

     TRUSTEE FEE: With respect to each Contract and any Distribution Date, the fee payable to the Trustee on such Distribution Date for its services as Trustee hereunder, in an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Stated Principal Balance of such Contract as of the first day of the related Due Period.

     TRUSTEE FEE RATE: 0.004% per annum.


     TRUST FUND: The corpus of the trust created hereunder consisting of (i) the Contracts and all interest and principal received on or with respect thereto after the Cut-off Date, other than such amounts which were due on the Contracts on or before the Cut-off Date; (ii) the Collection Account, the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property which secured a Contract and which has been acquired by foreclosure or deed in lieu of foreclosure after the applicable Cut-off Date; (iv) the Depositor's rights under the Purchase and Sale Agreement;
(v) the Guarantee Agreement and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

     UNCERTIFICATED BALANCE: The amount of any REMIC I Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC I Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Balance. On each Distribution Date, the Uncertificated Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal made on such REMIC I Regular Interest, as applicable, on such Distribution Date pursuant to
Section 4.02 and, to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section
4.03. The Uncertificated Balance of each REMIC I Regular Interest shall never be less than zero. With respect to REMIC II Regular Interest SB-PO the initial amount set forth with respect thereto in the Preliminary Statement as reduced by distributions deemed made in respect thereof pursuant to Section 4.03. With respect to REMIC II Regular Interests B-1 and B-2, the Class B-1 Certificate Balance and the Class B-2 Certificate Balance, respectively.

     UNCERTIFICATED INTEREST: With respect to any REMIC I Regular Interest for any Distribution Date, accrued interest during the related Accrual Period at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such

Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of any REMIC I Regular Interest I-LT1, I-LT2, I-LT3 and I-LT4 shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest, shall be reduced by any Interest Shortfalls. Uncertificated Interest on the REMIC II Regular Interest SB-IO for each Distribution Date shall equal Accrued Certificate Interest for the Class SB Certificates. With respect to REMIC II Regular Interests B-1 and B-2, for any Distribution Date, interest accrued during the related Accrual Period at the applicable REMIC II Remittance Rate on the Uncertificated Balance thereof. In addition, Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest shall be reduced by interest portion of Realized Losses allocable to such REMIC I Regular Interest, if any, pursuant to Section 4.03 hereof.

     UNITED STATES PERSON: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a United States Person.

     UNPAID CLASS A PRINCIPAL SHORTFALL: With respect to any Distribution Date, the amount, if any, by which the aggregate unreimbursed Class A Principal Shortfalls for one or more prior Distribution Dates exceeds the amount previously distributed to the Class A Certificateholders in respect of Class A Principal Shortfalls on one or more prior Distribution Dates.

     UNPAID CLASS B-1 PRINCIPAL SHORTFALL: With respect to any Distribution Date, the amount, if any, by which the aggregate Class B-1 Principal Shortfalls for one or more prior Distribution Dates exceeds the amount previously distributed to the Class B-1 Certificateholders in respect of Class B-1 Principal Shortfalls on one or more prior Distribution Dates.

     UNPAID CLASS B-2 PRINCIPAL SHORTFALL: With respect to any Distribution Date, the amount, if any, by which the aggregate Class B-2 Principal Shortfalls for one or more prior Distribution Dates exceeds the amount previously distributed to the Class B-2 Certificateholders in respect of Class B-2 Principal Shortfalls on one or more prior Distribution Dates.

     UNPAID CLASS M-1 PRINCIPAL SHORTFALL: With respect to any Distribution Date, the amount, if any, by which the aggregate Class M-1 Principal Shortfalls for one or more prior Distribution Dates exceeds the amount previously distributed to the Class M-1 Certificateholders in respect of Class M-1 Principal Shortfalls on one or more prior Distribution Dates.

     UNPAID CLASS M-2 PRINCIPAL SHORTFALL: With respect to any Distribution Date, the amount, if any, by which the aggregate Class M-2 Principal Shortfalls for one or more prior Distribution Dates exceeds the amount previously distributed to the Class M-2 Certificateholders in respect of Class M-2 Principal Shortfalls on one or more prior Distribution Dates.

     VOTING RIGHTS: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 99% of all Voting Rights shall be allocated among the Class A, Class M-1, Class M-2 and Class B Certificates. The portion of such 99% Voting Interests shall be allocated to each of the Class A, Class M-1, Class M-2 and Class B Certificates based on the fraction, expressed as a percentage, the numerator of which is the Certificate Balance of such Class then outstanding and the denominator of which is the aggregate Certificate Balances of the Class A, Class M-1, Class M-2 and Class B Certificates then outstanding. The Class SB Certificates shall be allocated 1% of the Voting Rights. Voting Rights shall be allocated among the Certificates within each such Class (other than the Class SB Certificates, which has only one certificate) in accordance with their respective Percentage Interests. The Class R Certificates shall have no voting rights.

SECTION 1.02    INTEREST CALCULATIONS.

     Interest on the Certificates shall be calculated during the related Accrual Period on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                            CONVEYANCE OF CONTRACTS;
                         REPRESENTATIONS AND WARRANTIES

SECTION 2.01    CONVEYANCE OF CONTRACTS.

(a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee in trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to (i) each Contract, including all principal received or receivable on or with respect to such Contracts on or after the Cut-off Date; (ii) all interest received or receivable on or with respect to such Contracts on or after April 1, 2002;
(iii) seven days' interest on the aggregate Cut-off Date Principal Balance of such Contracts at a per annum rate equal to the weighted average of the Net Contract Rates of the Contracts as of the Cut-off Date (calculated on the basis of twelve 30-day months); (iv) any insurance policies in respect of the Contracts; (v) the Depositor's rights under the Purchase and Sale Agreement,
(vi) the Guarantee Agreement; and (vii) all proceeds of any of the foregoing.

(b) In connection with the transfer and assignment set forth in clause (a) above, the Depositor has delivered or caused to be delivered to the Custodian for the benefit of the Certificateholders, the documents and instruments with respect to each Contract as assigned (collectively, the "Contract Documents"), with respect to each Contract:

(i) the fully executed original Contract and all modifications thereto, executed by the Obligor evidencing indebtedness in connection with the purchase of a Manufactured Home;

(ii) the original Assignment of Contract, in blank. In the event that the Contract was acquired by the Originator in a merger, the assignment must be by "[Originator], successor by merger to [name of predecessor]"; and in the event that the Contract was acquired or originated by the Originator while doing business under another name, the assignment must be by "[Originator], formerly known as [previous name]";

(iii) the original of all assumption, extensions and modification agreements;

(iv)  the originals of all intervening assignments of contract; and

(v) either (A) the original title document for the related Manufactured Home or a duplicate certified by the appropriate governmental authority which issued the original thereof or the application for such title document or if the laws of the jurisdiction in which the related Manufactured Home is located do not provide for the issuance of title documents for manufactured housing, other evidence of ownership of the related Manufactured Home which is customarily relied upon in such jurisdiction as evidence of title to a manufactured housing unit or (B) an original or copy of the UCC-1 Financing Statements, certified as true and correct by the Originator and all necessary UCC-3 Continuation Statements with evidence of filing thereon or copies thereof certified by the Originator to have been sent for filing, and UCC-3 Assignments executed by the Originator in blank, which UCC-3 Assignments shall be in form and substance acceptable for filing or notation of the security interest on the title document.

      In addition, with respect to each Land Home Contract, the Contract Documents shall include the following:

(i) the original Mortgage Note endorsed, "Pay to the order of ________________, without recourse" and signed in the name of the Originator by an authorized officer. evidencing a complete chain of title from the originator to the Originator. In the event that the Mortgage Loan was acquired by the Originator in a merger, the endorsement must be by "[Originator], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Originator while doing business under another name, the endorsement must be by "[Originator], formerly known as [previous name]";

(ii) except as provided below, the original Mortgage with evidence of recording thereon (which such evidence can also be satisfied by Schedule A to the related title policy). If the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian a photocopy of such Mortgage together with
   (A) in the case of a delay caused by the public recording office, an Officer's Certificate of the title insurer insuring the Mortgage stating that such Mortgage has been delivered to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (B) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage with the recording information thereon certified by such public recording office to be a true and complete copy of the original recorded Mortgage. In either case, a copy of the recorded Mortgage with recording information thereon shall be delivered within 180 days following the applicable Closing Date;

(iii) the original Assignment of Mortgage, in blank, which assignment shall be in form and substance acceptable for recording but not recorded. In the event that the Mortgage Loan was acquired by the Originator in a merger, the assignment must be by "[Originator], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Originator while doing business under another name, the assignment must be by "[Originator], formerly known as [previous name]";

(iv) the original policy of title insurance, except for those Mortgage Loans originated within 60 days before the related Closing Date, for which Mortgage Loans the Seller shall have delivered and released to the Custodian the related binders. In addition, the Seller shall deliver to the Custodian the original policy of title insurance within 180 days after the related Closing Date. The policy must be properly endorsed, any necessary notices of transfer must be forwarded and any other action required to be taken must be taken in order to fully protect, under the terms of the policy and applicable law, the Trustee's interest as first mortgagee;

(v)   the original of all assumption,  extensions and modification  agreements;
   and

(vi) the originals of all intervening assignments of mortgage with evidence of recording thereon, or if any such intervening assignment of mortgage has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignment of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment of mortgage together with (A) in the case of a delay caused by the public recording office, an Officer's Certificate of the title insurer insuring the Mortgage stating that such intervening assignment of mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (B) in the case of an intervening assignment of mortgage where a public recording office retains the original recorded intervening assignment of mortgage or in the case where an intervening assignment of mortgage is lost after recordation in a public recording office, a copy of such intervening assignment of mortgage with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage. In either case, a copy of the recorded intervening Assignment of Mortgage with recording information thereon shall be delivered within 180 days following the related Closing Date.

(c) At least 24 hours prior to delivery of the Contracts, the Depositor will provide or cause to be provided to the Custodian, via electronic transmission, a list of all the Contracts and their related data fields including loan ID, Obligor name, property address, interest rate, maturity date, and original principal balance of each such Contract. This data shall be delivered to the Custodian in an acceptable format that can be easily uploaded to the Custodian's system. A hard copy of the Contract Schedule will be delivered to the Custodian at the time of delivery to the Custodian of such documents related to the Contracts identified in such Contract Schedule.

SECTION 2.02    ACCEPTANCE BY THE TRUSTEE OF THE CONTRACTS.

(a) Based on the Initial Certification of the Custodian, the Trustee acknowledges receipt by the Custodian documents identified in the Initial Certification and declares that the Custodian holds and will cause its agent to hold such documents and the other documents delivered to the Custodian's constituting the Contract Documents, and that it holds or will hold or will cause its agent to hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it or the Custodian will maintain possession of the Contracts in the State of Texas, State of California or State of Illinois, as directed by the Depositor, unless otherwise permitted by the Rating Agencies.

      The Trustee agrees to deliver on the Closing Date to the Depositor and the Servicer an Initial Certification from the Custodian. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Custodian acknowledges that such documents appear regular on their face and relate to such Contract. Neither the Trustee not the Custodian shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, recordable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

     Not later than 90 days after the Closing Date, upon receipt of a Final Certification from the Custodian provided in the Custodial Agreement, the Trustee shall deliver to the Depositor, the Seller and the Servicer such Final Certification, with any applicable exceptions noted thereon.

     If, in the course of such review, the Trustee is notified by the Custodian that any document constituting a part of a Contract Document which does not meet the requirements of Section 2.01, the Trustee shall cause the Custodian to list such as an exception in the Final Certification; provided, however, that neither the Trustee nor the Custodian shall make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or
(ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.

     The Seller shall promptly correct or cure such defect within 90 days from the date it is so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (i) substitute for the related Contract a Qualified Substitute Contract, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (ii) purchase such Contract from the Trustee within 90 days from the date the Seller was notified of such defect in writing at the Repurchase Price of such Contract if such defect materially and adversely affects the value of the related Contract or interests of the Certificateholders; provided, however, that if the cure, substitution or repurchase of a Contract pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, then the Seller shall be given 720 days from the Closing Date to cure such defect or substitute for, or repurchase such Contract; and further provided, that the Seller shall have no liability for recording any Assignment of Mortgage in favor of the Trustee or for the Servicer's failure to record such Assignment of Mortgage, and the Seller shall not be obligated to repurchase or cure any Contract as to which such Assignment of Mortgage is not recorded. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage. Such notice shall be delivered every 90 days thereafter until the related Mortgage is returned to the Custodian. Any such substitution effected more than 90 days after the Closing Date shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof and any substitution shall not be effected prior to the additional delivery to the or the Custodian, of a Request for Release and the Contract Document for any such Qualified Substitute Contract. The Repurchase Price for any such Contract shall be deposited by the Seller in the applicable Collection Account on or prior to the Business Day immediately preceding such Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of EXHIBIT L hereto, the Custodian, shall release the related Contract Document to the Seller and shall execute and deliver at such entity's request such instruments of transfer or assignment prepared by such entity, in each case without recourse, representation and warranty or as shall be necessary to vest in such entity, or a designee, the Trustee's interest in any Contract released pursuant hereto.

     (b) It is understood and agreed that the obligation of the Seller to cure, substitute for or to repurchase any Contract which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against the Seller.

     (c) All of the Contract Documents are being held pursuant to the Custodial Agreement. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance, inspection and release of the Contract Documents pursuant to Sections 2.01, 2.02, 2.05, 3.09 and 3.10 shall be performed by the Custodian. At the expense of the Servicer, the Trustee, from time to time, shall instruct or cause the instruction of the Custodian to deliver the Contract Documents to the Servicer for completion and recordation of the Assignments of Mortgage.

SECTION 2.03    REPRESENTATIONS AND WARRANTIES OF THE SELLER, THE DEPOSITOR,
                     THE SERVICER AND THE SPECIAL SERVICER.

     (a) The Seller represents and warrants to the Depositor, the Servicer, the Special Servicer and the Trustee that as of the Closing Date:

     (i) ORGANIZATION AND GOOD STANDING; LICENSING. The Seller is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of its state of jurisdiction;

     (ii) POWER, AUTHORITY AND BINDING OBLIGATIONS. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

     (iii) NO CONFLICTS. Neither the execution and delivery of this Agreement, nor the consummation OF the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Servicer or its properties or the certificate of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

     (iv) NO CONSENT. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and conveyance of the related Contracts by the Seller are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

     (v) ENFORCEABILITY. This Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the

Trustee, the Servicer, the Special Servicer and the Depositor, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

     (vi) NO LITIGATION. There are no actions, litigation, suits or proceedings pending or threatened against the Seller before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement, (ii) on the sale of the Contracts, or (iii) with respect to any other matter which in the judgment of the Seller if determined adversely to the Seller would reasonably be expected to materially and adversely affect such Seller's ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement;

     (vii) DELIVERY OF CONTRACTS. Each Contract, each Assignment of Contract or Assignment of Mortgage, as applicable, and any other documents required pursuant to this Agreement to be delivered to the Depositor or its designee, or its assignee for each Contract will be, on or before the Closing Date, delivered by the Seller to the Depositor or its designee, or its assignee, except as permitted by Section 2.01;

     (viii) SOLVENT. The Seller does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Contracts by it will not cause the Seller to become insolvent. The sale of the Contracts by the Seller is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

     (b) The Servicer represents and warrants to the Depositor, the Seller, the Special Servicer and the Trustee that as of the Closing Date:

     (i) ORGANIZATION AND GOOD STANDING; LICENSING: The Servicer is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Contract or Collateral serviced by it is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Servicer by any such state, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the servicing of the Contracts in accordance with the terms of this Agreement;

(ii) POWER AND AUTHORITY: The Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

     (iii) NO CONFLICTS. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Servicer or its properties or the certificate of incorporation or by-laws of the Servicer, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Servicer's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

     (iv) NO CONSENTS. The execution, delivery and performance by the Servicer of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made or those consents, approvals, notices, registrations or other actions which would not reasonably be expected to have a material adverse effect on the Servicer's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

     (v) NO LITIGATION. There are no actions, litigation, suits or proceedings pending or threatened against the Servicer before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement, (ii) on the sale of the Contracts, or (iii) with respect to any other matter which in the judgment of the Servicer if determined adversely to the Servicer would reasonably be expected to materially and adversely affect the Servicer's ability to perform its obligations under this Agreement; and the Servicer is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement;

     (vi) COLLECTION AND SERVICING Practices. The collection and servicing practices used by the Servicer with respect to each Contract have been legal and in accordance with applicable laws and regulations and the terms of the Contracts, and in all material respects proper and prudent in the manufactured housing origination and servicing business;

     (vii) ABILITY TO PERFORM. The Servicer does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement;

     (viii) NO MISSTATEMENTS. No statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect; and

     (ix) REASONABLE COMPENSATION. The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Contracts pursuant to this Agreement.

     (c) The Special Servicer represents and warrants to the Depositor, the Servicer, the Seller and the Trustee that as of the Closing Date:

(i) ORGANIZATION AND GOOD STANDING; LICENSING. The Special Servicer is a limited partnership, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Contract serviced by it is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Special Servicer by any such state, and in any event the Special Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the servicing of the Contracts in accordance with the terms of this Agreement;

(ii) POWER, AUTHORITY AND BINDING OBLIGATIONS. The Special Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Special Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

(iii) NO CONFLICTS. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Special Servicer or its properties or the certificate of limited partnership or agreement of limited partnership of the Special Servicer, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Special Servicer's ability to enter into this Agreement and to consummate the transactions contemplated hereby

(iv) NO CONSENTS. The execution, delivery and performance by the Special Servicer of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

(v) NO LITIGATION. There are no actions, litigation, suits or proceedings pending or threatened against the Special Servicer before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) or (ii) with respect to any other matter which in the judgment of the Special Servicer if determined adversely to the Seller would reasonably be expected to materially and adversely affect the Special Servicer's ability to perform its obligations under this Agreement; and the Special Servicer is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

(vi) ABILITY TO PERFORM. The Special Servicer does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement.

(d) The Seller represents and warrants to the Depositor, the Servicer, the Special Servicer and the Trustee that as of the Closing Date (or such other date as specified herein):

(i) SOLE OWNER. The Seller or its affiliate is the sole owner of record and holder of the Contract and the indebtedness evidenced by the Contract. Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Contract was not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Contract to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Contract and following the sale of the Contract, the Depositor will own such Contract free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(ii) COMPLIANCE WITH LAWS. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Contract have been complied with in all material respects;

(iii) NO WAIVERS. The terms of the Contract have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No instrument of waiver, alteration or modification has been executed, and no Obligor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Contract Documents and the terms of which are reflected in the Contract Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Insurance Policy and title insurance policy, to the extent required by the related policies;

(iv)  UNDERWRITING  STANDARDS.   The  Contract  complies  with  all  the  terms,
conditions and requirements of the related Originator's underwriting standards in effect at the time of origination of such Contract;

(v) CONTRACT SCHEDULE. The information set forth in the Contract Schedule is complete, true and correct in all material respects as of the Cut-off Date;

(vi) VALID SECURITY INTEREST. Each Contract, other than any Land Home Contract, creates a valid, subsisting and enforceable (except as may be limited by laws affecting creditors' rights generally) first-priority security interest in favor of the Seller as secured lender, or agent thereof, in the Manufactured Home covered thereby; such security interest has been assigned by the Seller to the Depositor in accordance with the terms of the Purchase and Sale Agreement. Each Mortgage is a valid first lien in favor of the Originator on the real property securing the amount owed by the Obligor under the related Land Home Contract subject only to
   (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Land Home Contract and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage. The Seller has assigned all of its right, title and interest in such Land Home Contract and related Mortgage, including the security interest in the Manufactured Home covered thereby, to the Depositor. The Depositor has a valid and perfected and enforceable (except as may be limited by laws affecting creditors' rights generally and by general principles of equity) first priority security interest in such Land Home Contract;

(vii) MECHANICS' LIENS. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Collateral which are or may be liens prior to or equal to the lien of the related Contract;

(viii) UNPAID TAXES. All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(ix) NO DEFENSES. The Contract is not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Contract, or the exercise of any right thereunder, render the Contract unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(x) NO DAMAGE. The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xi) IMPROVEMENTS. All improvements subject to any Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the related Mortgaged Property except those which are insured against by a title insurance policy and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xii) RECORDATION. With respect to each Land Home Contract, the Seller has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by the Seller (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same;

(xiii) INSURANCE. All buildings or other customarily insured improvements upon the Contract are insured by company authorized to do business where the Manufactured Home is located. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. The Contract obligates the Obligor thereunder to maintain all such insurance at the Obligor's cost and expense;

(xiv) FEE SIMPLE. With respect to a Land Home Contract, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note;

(xv) DELINQUENCIES. As of the Cut-off Date, (a) no more than 0.18% of the Contracts are more than 30 days delinquent; (b) no more than 0.16% of the Contracts are more than 60 days delinquent; and (c) none of the Contracts are 90 days or more delinquent;

(xvi) ORIGINAL. The Contract is original and genuine and is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(xvii) LOAN TO VALUE RATIO. At origination, each Contract had an LTV equal to or less than 100%. The Contracts are not insured by a primary mortgage insurance policy;

(xviii)    QUALIFIED   MORTGAGE  FOR  REMIC.   Each   Contract   constitutes  a
   "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1). The fair market value of the Manufactured Home securing each Contract was at least 80% of the adjusted issue price of the Contract at (i) the time the Contract was originated (determined pursuant to the REMIC Provisions) or (ii) the time the Contracts is transferred to the Depositor. Each Contract is secured by a "single family residence" within the meaning of Section 25(e)(10) of the Code; and

(xix) SECONDARY MORTGAGE MARKET ENHANCEMENT ACT. Each Contract was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority. The related Manufactured Home is a "manufactured home" within the meaning of 42 United States Code,
   Section 5402(6), and at the origination of each Contract, the Originator was approved for insurance by the Secretary of Housing and Urban Development pursuant to Section 2 of the National Housing Act.

(e) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Contract, the party discovering such breach shall give prompt notice thereof to the other parties. The Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made by it pursuant to
Section 2.03(b) which materially and adversely affects the value of the related Contract or the interests of the Certificateholders, they shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Contract (a "Deleted Contract") from the Trust Fund and substitute in its place a Qualified Substitute Contract, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Contract or Contracts from the Trustee at the Repurchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Custodian (with a copy to the Trustee) of a Request for Release and the Contract Document for any such Qualified Substitute Contract. The Seller shall promptly reimburse the Trustee for any actual out-of-pocket expenses reasonably incurred by the Trustee in respect of enforcing the remedies for such breach. With respect to any representation and warranty described in this Section which are made to the best of the Seller's knowledge, if it is discovered by either the Depositor, the Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Contract or the interests of the Certificateholders therein, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

      With respect to any Qualified Substitute Contract, the Seller shall deliver to the Custodian for the benefit of the Certificateholders the documents and agreements as are required by Section 2.01(b), with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. Scheduled Payments due with respect to Qualified Substitute Contracts in the month of substitution shall not be part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Contract for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Contract. The Seller shall amend the related Contract Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Contract and the substitution of the Qualified Substitute Contract or Loans and the Seller shall deliver the amended Contract Schedule to the Trustee, Custodian and the Depositor. Upon such substitution, the Qualified Substitute Contract or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Contract or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Contract. Upon any such substitution and the deposit to the applicable Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall or shall cause the Custodian to release the Contract Document held for the benefit of the

Certificateholders relating to such Deleted Contract to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, representation or warranty as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Contract substituted for pursuant to this Section 2.03.

      For any month in which the Seller substitutes one or more Qualified Substitute Contracts for one or more Deleted Contracts, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Contracts as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Contracts (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Contracts shall be deposited in the applicable Collection Account by the Seller on or before the Business Day immediately preceding the related Servicer Remittance Date in the month succeeding the calendar month during which the related Contract became required to be purchased or replaced hereunder.

      In the event that the Seller shall have repurchased a Contract, the Repurchase Price therefor shall be deposited in the related Collection Account pursuant to Section 3.06 on or before the Business Day immediately preceding the related Servicer Remittance Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such Contract and upon such deposit of the Repurchase Price and receipt of a Request for Release, the Trustee shall release or cause the Custodian to release the related Contract Document held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, representation or warranty as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or substitute any Contract as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

      The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Contract Documents to the Trustee, or to the Custodian on the Trustee's behalf, for the benefit of the Certificateholders.

SECTION 2.04    REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR AS TO THE
                CONTRACTS.

      The Depositor hereby represents and warrants to the Trustee with respect to each Contract that, as of the Closing Date, assuming good title has been conveyed to the Depositor, the Depositor had good title to the Contracts and Mortgage Notes, and did not encumber the Contracts during its period of ownership thereof, other than as contemplated by the Agreement.

      It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Contract Documents to the Trustee, or to the Custodian on the Trustee's behalf.

SECTION 2.05    DELIVERY OF OPINION OF COUNSEL IN CONNECTION WITH
                SUBSTITUTIONS.

(a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

(b)   Upon  discovery  by the  Depositor,  the  Seller,  the  Servicer,  or the
Trustee that any Contract  does not  constitute a "qualified  mortgage"  within the  meaning of  Section 860G(a)(3)  of the Code,  the party  discovering  such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Qualified Substitute Contract for the affected Contract, or (ii) repurchase the affected Contract within 90 days of such discovery in the same manner as it would a Contract for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to the Seller the Contract to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Contract repurchased for breach of a representation or warranty contained in
Section 2.03.

SECTION 2.06    EXECUTION AND DELIVERY OF CERTIFICATES.

      The Trustee acknowledges receipt by the Custodian on its behalf of the documents identified in the Initial Certification and, concurrently with such receipt, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement according to its terms.

SECTION 2.07    COVENANTS OF THE SERVICER AND SPECIAL SERVICER.

      The Servicer and Special Servicer each hereby covenants to the Depositor and the Trustee for itself only as follows:

(a) It shall comply in the performance of its obligations under this Agreement in all material respects; and

(b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by it pursuant to this Agreement will contain any untrue statement of a material fact.

                                   ARTICLE III


                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

SECTION 3.01    SERVICER TO SERVICE CONTRACTS.

      For and on behalf of the Certificateholders, the Servicer shall service and administer the related Contracts in accordance with the terms of this Agreement and with Accepted Servicing Practices. Subject to Section 3.02, without limiting the generality of the foregoing, the Servicer hereby is authorized and empowered, when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trust Fund or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Contracts. The Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Contracts and shall be indemnified by the Servicer for any and all liability, cost and expense incurred by the Trustee in connection with the Servicer's use or misuse of any power of attorney. The relationship of the Servicer (and of any successor to the Servicer as Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent of the Trustee.

      In servicing and administering the Contracts and Mortgage Loans, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering similar contracts for its other accounts giving due consideration to Accepted Servicing Practices of prudent lending institutions.

      The  Servicer   shall  forward  to  the  Custodian   original   documents
evidencing an assumption, modification, consolidation or extension of any Contract entered into in accordance with the terms of this Agreement within two weeks of their execution, provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document certified by the appropriate public recording office to be a true and complete copy of the original within ninety
(90) days of its submission for recordation.

      In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Obligors pursuant to Section 3.06, and further as provided in Section 3.07. The costs incurred by a Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Contracts, notwithstanding that the terms of such Contracts so permit.

      With respect to the Contracts, the Servicer of such Contracts agrees that, with respect to the Obligors of such Contracts, the Servicer shall accurately and fully report its borrower credit files to credit repositories in a timely manner.

      The Servicer hereby acknowledges that, to the extent the Servicer has previously serviced some or all of the Contracts pursuant to another servicing agreement, the provisions contained in this Agreement shall supersede the provisions contained in such other servicing agreement.

SECTION 3.02    SUBSERVICING; ENFORCEMENT OF THE OBLIGATIONS OF SUBSERVICERS.

      The  Servicer  shall  be  entitled  to  outsource  one or  more  separate servicing functions to a Person, so long as such outsourcing does not constitute the delegation of the Servicer's obligation to perform all or substantially all of the servicing of the related Contracts to such outsourcer. In such event, the use by the Servicer of any such outsourcer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of such outsourcer as fully as if such acts and omissions were those of the Servicer, and the Servicer shall pay all fees and expenses of the outsourcer from the Servicer's own funds.

SECTION 3.03    RECORDS; INSPECTION.

(a) The Servicer, during the period it is Servicer hereunder, shall maintain such books of account and other records as will enable the Trustee (if the Trustee so elects in its discretion) to determine the status of each Contract. Without limiting the generality of the preceding sentence, the Servicer shall keep such records in respect of Liquidation Expenses as will enable the Trustee (if the Trustee so elects in its discretion) to determine that the correct amount of Net Liquidation Proceeds in respect of a Liquidation Contract has been deposited in the applicable Certificate Account.

(b) At all times during the term hereof, the Servicer shall afford the Trustee and its authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to assist in any examination of such records by the Trustee or any of its authorized agents. The examination referred to in this Section 3.03 will be conducted in a manner which does not interfere unreasonably with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination which the Trustee may make, the Trustee or its authorized agents, using generally accepted audit procedures, may in their discretion verify the status of each Contract and review the records relating thereto for conformity to Monthly Reports prepared pursuant hereto and compliance with the standards represented to exist as to each Contract in this Agreement.

(c) At all times during the term hereof, the Servicer shall keep available a copy of the Contract Schedule for inspection by Certificateholders.

SECTION 3.04    ENFORCEMENT.

(a) The Servicer, consistent with Section 3.01, shall act with respect to the Contracts in such manner as will maximize the receipt of principal and interest on such Contracts.

(b) The Servicer shall sue to enforce, initiate a replevin action or collect upon Contracts and, where permitted by applicable law, may, in its sole judgment, sue to collect any Deficiency at its own expense, in its own name, if possible, or as agent for the Trustee in its own name, if possible, or as agent for the Trust Fund. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Trustee shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in its name or the names of the Certificateholders. If there has been a recovery of attorneys' fees in favor of the Servicer or the Trust Fund in an action involving the enforcement of a Contract, the Servicer shall be reimbursed out of such recovery for its out-of-pocket attorney's fees and expenses incurred in such enforcement action.

(c) The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Contract in accordance with the Servicer's usual practice. In exercising recourse rights, the Servicer is authorized on the Trustee's behalf to reassign the Contract or to resell the related Manufactured Home and, if applicable, the Mortgaged Property, to the Person against whom recourse exists at the price set forth in the document creating the recourse.

(d) The Servicer may, consistent with its customary servicing procedures and consistent with Section 3.01, grant to the Obligor on any Contract an extension of payments due under such Contract, provided that Obligors may not be solicited for extensions, no such extension may extend beyond the final scheduled payment date of the Contract with the latest maturity, no more than one extension of payments under a Contract may be granted in any twelve-month period and no extension shall be longer than three (3) months; provided, however, that the Servicer may grant an extension of up to twelve months if either (A) the Contract is in imminent default or (B) the Servicer delivers an Opinion of Counsel to the effect that such extension will not affect the status of any REMIC created hereunder as a REMIC, and in the case of (A) and
(B) above, such extension is reasonably likely to produce a greater recovery with respect to such Contract than would liquidation. For these purposes, a Contract is in imminent default if: (A) the Contract is 90 days or more past due; (B) the Obligor has indicated in writing to the Servicer that such Obligor is unable or will not continue to make Scheduled Payments pursuant to the terms of the Contract (except in the case of bankruptcy where contact with the Obligor is not permitted); and (C) the Servicer has attempted to cure the delinquency without success.

SECTION 3.05    TRUSTEE TO ACT AS SERVICER.

      In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default, as defined in
Section 7.01), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Servicer pursuant to Section 3.08 hereof or any acts or omissions of the related predecessor Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Contracts hereunder including, but not limited to, repurchases or substitutions of Contracts pursuant to Section 2.02 or 2.03 hereof or (iv) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02 hereof.

      The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute Subservicing Agreement and the Contracts then being serviced thereunder and hereunder by the Servicer and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute Subservicing Agreement to the assuming party at the expense of the outgoing Servicer.

SECTION 3.06    COLLECTION OF CONTRACTS; COLLECTION ACCOUNT; CERTIFICATE
                ACCOUNT.

(a) Continuously from the date hereof until the principal and interest on all Contracts have been paid in full or such Contracts have become Liquidation Contracts, the Servicer shall proceed in accordance with the customary and usual standards of practice of prudent mortgage loan servicers to collect all payments due under each of the related Contracts when the same shall become due and payable to the end that the installments payable by the Obligors will be sufficient to pay charges related to the Contracts as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge and (ii) extend the due dates for payments due on a Contract for a period not greater than that permitted by Section 3.01(d); provided, however, that the Servicer cannot extend the maturity of any such Contract past the date on which the final payment is due on the latest maturing Contract as of the Cut-off Date. In the event of any such arrangement, the Servicer shall make Advances on the related Contract in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such
Contract without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Contract, Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Contract, Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(b) The Servicer shall segregate and hold all funds collected and received pursuant to a Contract separate and apart from any of its own funds and general assets and shall establish and maintain a Collection Accounts, titled "Collection Account--JPMorgan Chase Bank, in trust for the Holders of CSFB
Manufactured   Housing   Pass-Through   Certificates,   Series  2002-MH3."  The
Collection  Account  shall be an Eligible  Account.  Any funds  deposited  in a
Collection   Account  shall  at  all  times  be  either  invested  in  Eligible
Investments or shall be fully insured to the full extent permitted under applicable law. Funds deposited in a Collection Account may be drawn on by the Servicer in accordance with Section 3.07.

(c) The Servicer shall deposit in the Collection Account promptly as practicable (not later than the second Business Day) after receipt of:

(i) all payments on account of principal on the related Contracts, including all Principal Prepayments;

(ii) all payments on account of interest on the related Contracts (including the seven days' interest conveyed to the Trustee by the Depositor pursuant to
     Section 2.01(a)(iii)) adjusted to the per annum rate equal to the Contract Rate reduced by the Servicing Fee Rate;

(iii) all Net Liquidation Proceeds on the related Contracts;

(iv) all Insurance Proceeds on the related Contracts including amounts required to be deposited pursuant to Section 3.08 and all Condemnation Proceeds unless used to directly offset the cost of repairing the related property;

(v)  all Advances made by the Servicer pursuant to Section 4.01;

(vi) all Repurchase Prices on the related Contracts;

(vii)with respect to each Principal Prepayment on the related Contracts, the Prepayment Interest Shortfall, if any, for the related Due Period. The aggregate of such deposits shall be made from the Servicer's own funds, without reimbursement therefor, up to a maximum amount per month equal to the Compensating Interest Payment, if any, for the Contracts serviced by that the Servicer and Distribution Date, which amount shall not exceed the Servicing Fee payable in respect of the related Due Period;

(viii) any amounts received in connection with the purchase of any Contract pursuant to Section 2.02(b) and 2.02(c); and

(ix) any other amounts required to be deposited in the Collection Account pursuant to this Agreement.

      Subject to Section 3.07 hereof, the foregoing requirements respecting deposits into the Collection Account are exclusive. Ancillary Income need not be deposited by the Servicer into such Collection Account. In addition, notwithstanding the provisions of this Section 3.06, the Servicer may deduct from amounts received by it, prior to deposit to the applicable Collection Account, any portion of any Scheduled Payment representing the Servicing Fee. In the event that the Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the related Collection Account to withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining such Collection Account which describes the amounts deposited in error in such Collection Account. The Trustee may conclusively rely on such notice and shall have no liability in connection with the withdrawal of such funds at the direction of a Servicer. The Servicer shall maintain adequate records with respect to all withdrawals made by it pursuant to this Section. All funds deposited in a Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.07(a).

(d) On or prior to the Closing Date, the Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

(i)   the aggregate  amount remitted by the Servicer to the Trustee pursuant to
   Section 3.07(a)(viii); and

(ii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

      In the event that the Servicer shall remit to the Trustee any amount not required to be remitted, it may at any time in writing direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering written notice to the Trustee (upon which the Trustee may conclusively rely) which describes the amounts deposited in error in the Certificate Account. All funds deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.07(b). In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of the Servicer.

(e)   Each  institution  at which the  Collection  Account is maintained  shall either hold such funds on deposit uninvested or shall invest the funds therein in Eligible Investments as directed in writing by the Servicer which shall mature not later than the Servicer Remittance Date. All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such balances or investment of funds on deposit in the Collection Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly. The amount of any net investment losses in the Collection Account shall promptly be deposited by the Servicer in such Collection Account. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Collection Account made in accordance with this Section 3.06. All funds on deposit in the Certificate Account shall remain uninvested or may be invested in by the Trustee, in its sole discretion in Eligible Investments selected by the Trustee and shall mature not later than the next Distribution Date. All net income and gain realized from the investment of, and all earnings on, funds deposited in the Certificate Account shall be for the benefit of the Trustee and shall be available to be withdrawn pursuant to Section 3.07(b)(i).

(f) The Servicer shall give notice to the Trustee, each Rating Agency and the Depositor of any proposed change of the location of the related Collection Account prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof.

SECTION 3.07 PERMITTED WITHDRAWALS FROM THE COLLECTION ACCOUNTS AND CERTIFICATE ACCOUNT.

(a) The Servicer may from time to time make withdrawals from the related Collection Account for the following purposes:

(i) to pay to the Servicer (to the extent not previously retained by the Servicer) the Servicing Fee and other servicing compensation to which it is entitled pursuant to Section 3.15, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to such Collection Account;

(ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Contract(s) in respect of which any such Advance was made (including without limitation, late recoveries of payments, Liquidation Proceeds and Insurance Proceeds to the extent received by the Servicer);

(iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

(iv) to reimburse the Servicer for (A) unreimbursed Servicing Advances, the Servicer's right to reimbursement pursuant to this clause (iv) with respect to any Contract being limited to amounts received on such Contract which represent late payments of principal and/or interest (including, without limitation, Liquidation Proceeds and Insurance Proceeds with respect to such Contract) respecting which any such advance was made and (B) for unpaid Servicing Fees as provided in Section 3.09 hereof;



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(v)   to pay to the  purchaser,  with  respect  to each  Contract  or  property
   acquired  in  respect   thereof   that  has  been   purchased   pursuant  to
   Section 2.02 or 2.03, all amounts received thereon after the date of such purchase;

(vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 3.08 or 6.03 hereof;

(vii) to withdraw any amount deposited in such Collection Account and not required to be deposited therein;

(viii) on or prior to 4:00 p.m. New York time on the Servicer Remittance Date preceding each Distribution Date, to withdraw an amount equal to the sum of the portion of the Interest Remittance Amount and the Principal
   Remittance Amount in such Collection Account applicable to the Contracts serviced by the Servicer for such Distribution Date and remit such amount to the Trustee for deposit in the Certificate Account; and

(ix) to clear and terminate such Collection Account upon termination of this Agreement pursuant to Section 9.01 hereof.

      The Servicer shall keep and maintain separate accounting, on a Contract by Contract basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such subclauses (i), (ii), (iv) and (v). Prior to making any withdrawal from the Collection Account pursuant to subclause
(iii), the Servicer shall deliver to the Trustee a certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Contracts(s), and their respective portions of such Nonrecoverable Advance.

(b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following proposes:

(i) to pay to itself any investment income from balances in the Certificate Account prior to distributions to Certificateholders and to pay itself for any expenses for which the trustee is entitled to be reimbursed or indemnified for;

(ii) to withdraw and return to the Servicer for deposit to the applicable Collection Account or withdraw and return to the Depositor any amount deposited in the Certificate Account and not required to be deposited therein; and
(iii) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 9.01 hereof.



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SECTION 3.08   MAINTENANCE OF HAZARD INSURANCE, COLLECTIONS UNDER HAZARD
               INSURANCE POLICIES CONSENT TO TRANSFERS OF MANUFACTURED HOMES, ASSUMPTION AGREEMENTS FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE.

(a) Except as otherwise provided in subsection (b) of this Section 3.08, the Servicer shall cause to be maintained with respect to each Contract having a Stated Principal Balance equal to $2500 or greater one or more Hazard
Insurance Policies which provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue such policies in the state in which the Manufactured Home is located, and in an amount which is not less than the maximum insurable value of such Manufactured Home or the principal balance of the related Contract, whichever is less; PROVIDED that such Hazard Insurance Policies may provide for customary deductible amounts, and FURTHER PROVIDED that the amount of coverage provided by each Hazard Insurance Policy shall be sufficient to avoid the application of any co-insurance clause contained therein. Each Hazard Insurance Policy caused to be maintained by the Servicer shall contain a standard loss payee clause in favor of the Servicer and its successors and assigns. If any Obligor is in default in the payment of premiums on its Hazard Insurance Policy or Policies, the Servicer shall advance such premiums out of its own funds (but only to the extent that it deems, in its sole judgment, that such advances are recoverable), and may add separately such premium to the Obligor's obligation as provided by the Contract, but may not add such premium to the remaining principal balance of the Contract for purposes of this Agreement. If the Obligor does not reimburse the Servicer for payment of such premiums and the related Contract is liquidated after a default, the Servicer shall be reimbursed for its payment of such premiums out of the related Liquidation Proceeds and, if such Liquidation Proceeds original certificates are insufficient therefor, as a Nonrecoverable Advance.

(b) The Servicer may, in lieu of causing individual Hazard Insurance Policies to be maintained with respect to each Manufactured Home pursuant to subsection (a) of this Section 3.08, and shall, to the extent that the related Contract does not require the Obligor to maintain a Hazard Insurance Policy with respect to the related Manufactured Home, maintain one or more blanket insurance policies covering losses as provided in subsection (a) of this Section 3.08 resulting from the absence or insufficiency of individual Hazard Insurance Policies. Any such blanket policy shall be substantially in the form that is the industry standard for blanket insurance policies issued to cover Manufactured Homes and in the amount sufficient to cover all losses on the Contracts. The Servicer shall pay, out of its own funds, the premium for such policy on the basis described therein and shall deposit in the applicable Certificate Account, on the Business Day next preceding the Determination Date following the Due Period in which the insurance proceeds from claims in respect of any Contracts under such blanket policy are or should have been received, the deductible amount with respect to such claims. The Servicer shall not, however, be required to deposit any deductible amount with respect to claims under individual Hazard Insurance Policies maintained pursuant to subsection (a) of this Section 3.08.

(c)   If the Servicer shall have  repossessed a Manufactured  Home on behalf of
the  Trustee,  the  Servicer  shall  not be  required  to   maintain  a  Hazard
Insurance Policy with respect to such Manufactured Home.

(d) Any cost incurred by the Servicer in maintaining any of the foregoing insurance, for the purpose of calculating monthly distributions to Certificateholders, shall not be added to the amount owing under the


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

Contract, notwithstanding that the terms of the Contract so permit. Except as provided in the final sentence of this paragraph, the Servicer shall not be entitled to reimbursement from the Seller, the Trustee or the Certificateholders for such costs. Such costs (other than the cost of the blanket policy) shall only be recovered out of later payments by the Obligor for such premiums or, if the related Contract is liquidated after a default, out of the related Liquidation Proceeds. If Liquidation Proceeds are insufficient to reimburse the Servicer for any such premiums, the amount of such insufficiency shall constitute, and be reimbursable to the Servicer as, a Nonrecoverable Advance.

(e) In connection with its activities as Servicer of the Contracts, the Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Hazard Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Hazard Insurance Policies or any blanket policies obtained pursuant to Section 3.08(b) (except that the Servicer shall not be required to make any advances that the Servicer believes, in its sole judgment, would become a nonrecoverable advance). Any amounts collected by the Servicer under any such Hazard Insurance Policies shall be deposited in the Collection Account pursuant to Section 3.07, except to the extent they are applied to the restoration of the related Manufactured Home or released to the related Obligor in accordance with the normal servicing procedures of the Servicer.

(f) In connection with any transfer of ownership of a Manufactured Home and, if applicable, the related Mortgaged Property, by an Obligor to a Person, the Servicer shall consent to any such transfer and permit the assumption by such Person of the Contract related to such Manufactured Home, provided that (i) such Person, in the judgment of the Servicer, meets the Servicer's underwriting standards then in effect, (ii) such Person enters into an assumption agreement, (iii) the Servicer determines that permitting such assumption by such Person will not materially increase the risk of nonpayment of such Contract and (iv) such action will not adversely affect or jeopardize any coverage under any insurance policy required by this Agreement. In the event the Servicer determines that the conditions of the proviso of the preceding sentence have not been fulfilled, then the Servicer shall withhold its consent to any such transfer, but only to the extent permitted under the Contract and applicable law and governmental regulations and only to the extent that such action will not adversely affect or jeopardize any coverage under any insurance policy required by this Agreement. In connection with any such assumption, the rate of interest borne by, and all other material terms of, the related Contract shall not be changed.

(g) In any case in which Collateral is to be conveyed to a Person by an Obligor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Contract in accordance with
Section 3.08(f) or Section 3.08(d), upon the closing of such conveyance, the Servicer shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Contract to be deposited with the Contract Document or the Land Home Contract Document, as applicable, for such Contract. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement with respect to such Contract will be retained by the Servicer as additional servicing compensation.

(h) The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies, on all officers, employees or other persons acting in any capacity with regard to the Contracts to handle funds, money, documents and papers relating to the Contracts. Any such fidelity bond and errors and


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

omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. No provision of this Section 3.08 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be in an amount as is customary for servicers that service a portfolio of manufactured housing installment sales contracts of $100 million or more and that are generally acceptable as servicers to institutional investors. On or before April 1 of every year, the Servicer shall cause to be delivered to the Trustee a certified true copy of such fidelity bond and insurance coverage required hereby which fidelity bond or insurance shall in no event be terminated or materially modified without 30 days' prior written notice to the Trustee.

SECTION 3.09    REALIZATION UPON DEFAULTED CONTRACTS.

(a) Subject to applicable law, the Servicer shall repossess, foreclose upon or otherwise comparably convert the ownership of Collateral securing all Contracts that come into default and which the Servicer believes in its good faith business judgment will not be brought current. Subject to Section 4.17, the Servicer shall manage, conserve and protect such Collateral for the purposes of their prompt disposition and sale, and shall dispose of such Collateral on such terms and conditions as it deems in the best interests of the Certificateholders. If the Servicer has actual knowledge that a Mortgaged Property is affected by hazardous waste, then the Servicer shall not cause the Trust Fund or the Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. For purposes of the preceding sentence, the Servicer shall not be deemed to have actual knowledge that Collateral is affected by hazardous waste unless it shall have received written notice that hazardous waste is present on such property. In connection with such repossession, foreclosure or other conversion, the Servicer shall take such action as (i) shall be consistent with Section 3.01,
(ii) the Servicer shall determine consistently with Accepted Servicing Practices to be in the best interest of the Trustee and Certificateholders, and (iii) is consistent with the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the related Contract after reimbursement to itself of such expenses and
(ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the related Collection Account). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the Liquidation Proceeds with respect to the related Mortgaged Property or otherwise pursuant to Section 3.07(a).

(b) The decision of a Servicer to foreclose on a defaulted Contract shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a
proceeding.   The  income  earned  from  the  management  of  any   Repossessed
Collateral, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of applicable accrued and unpaid Servicing Fees, and unreimbursed Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Contracts (with interest accruing as though such Contracts were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Collection Account. To the extent the net income received during any Due Period is in excess of the amount attributable to amortizing principal and accrued interest at the related Contract Rate on the related


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Contract for such Due Period,  such excess shall be  considered to be a partial prepayment of principal of the related Contract.

(c) The proceeds from any liquidation of a Contract, as well as any income from an Repossessed Collateral, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances, including insurance premiums; second, to reimburse the Servicer for any unreimbursed Advances; third, to reimburse the related Collection Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.07 that related to such Contract; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Contract or related Repossessed Collateral, at the per annum rate equal to the related Contract Rate reduced by the Servicing Fee
Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Contract.

SECTION 3.10    TRUSTEE TO COOPERATE; RELEASE OF CONTRACT DOCUMENTS.

(a) Upon payment in full of any Contract, the Servicer will notify the Trustee on the next Distribution Date by a certificate of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.06 have been deposited). The Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Manufactured Home. The Servicer shall determine when a Contract has been paid in full. To the extent insufficient payments are received on a Contract mistakenly determined by the Servicer to be prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds by deposit into the Certificate Account.

(b) From time to time as appropriate for servicing and foreclosure in connection with any Land Home Contract, the Trustee shall, upon written request of a Servicing Officer and delivery to the Trustee of a receipt signed by such Servicing Officer, cause the original Land Home Contract and the related Land Home Contract Document to be released to the Servicer and shall execute such documents as the Servicer shall deem necessary to the prosecution of any such proceedings. The Trustee shall stamp the face of each such Land Home Contract to be released to the Servicer with a notation that the Land Home Contract has been assigned to the Trustee.

(c) The Servicer's receipt of a Land Home Contract and/or Land Home Contract Document shall obligate the Servicer to return the original Land Home Contract and the related Land Home Contract Document to the Trustee, or any person acting on behalf of the Trustee, when its need by the Servicer has ceased unless the Contract shall be paid in full, liquidated, repurchased or replaced as described in Section 3.05.

(d) Upon request of a Servicing Officer, the Trustee shall, at the expense of the Servicer, perform such acts as are reasonably requested by the Servicer (including the execution of documents) and otherwise cooperate with the Servicer in the enforcement of rights and remedies with respect to Contracts.



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SECTION 3.11    DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF A SERVICER TO BE
                HELD FOR THE TRUSTEE.

      Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Custodian on behalf of the Trustee as required by this Agreement all documents and instruments in respect of a Contract coming into the possession of the Servicer from time to time required to be delivered to the Trustee pursuant to the terms hereof and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Contract. All Contract Documents and funds collected or held by, or under the control of, the Servicer in respect of any Contracts, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in a Collection Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Contract Document or any funds that are deposited in the Collection Account or Certificate, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Contract Document or any funds collected on, or in connection with, a Contract, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

SECTION 3.12    SERVICING FEE.

      As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the applicable Collection Account in accordance with Section 3.07(a) or to retain from interest payments on the related Contracts the amount of the Servicing Fee for each Contract.

      Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder
(including the payment of any expenses incurred in connection with any Subservicing Agreement entered into pursuant to Section 3.02 and the payment of any premiums for hazard insurance and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement thereof except as specifically provided for in this Agreement.

SECTION 3.13    ACCESS TO CERTAIN DOCUMENTATION.

      The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the related Contracts required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.



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SECTION 3.14    ANNUAL STATEMENT AS TO COMPLIANCE.

      On or before April 1 of each calendar year, the Servicer shall deliver to the Depositor, the Rating Agencies and the Trustee, commencing in 2003, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

SECTION 3.15 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING STATEMENT; FINANCIAL STATEMENTS.

      On or before April 1 of each calendar year, commencing in 2003 year, the Servicer, at its expense, shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that with respect to the
Servicer, such firm has examined certain documents and records relating to the servicing of mortgage loans which the Servicer is servicing, including the related Contracts, and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the related Servicer's expense, provided such statement is delivered by the Servicer to the Trustee.

SECTION 3.16    REMIC COMPLIANCE.

(a) The REMIC Administrator shall make an election to treat the Trust Fund (other than the Guarantee Agreement and any Guarantee Payment Amounts) as two REMICs under the Code and, if necessary, under applicable state law. The Guarantee Agreement and any Guaranty Payment Amounts shall not be considered a part of either REMIC. The assets of each REMIC are set forth in this Agreement. Such election shall be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC elections in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in each REMIC shall be set forth in Section 10.03. The REMIC


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Administrator   and  the  Trustee   shall  not  permit  the   creation  of  any
"interests" (within the meaning of Section 860G of the Code) in each REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" (the "Startup Date") of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall at all times hold a Class R Certificate representing a 0.01% Percentage Interest of all Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury Regulations section 1.860F-4(d) and temporary Treasury Regulations section 301.6231(a)(7)-1T. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and
(ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Contracts on deposit in the Certificate Account provided by Section 3.06 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the tax returns that it determines are required with respect to each REMIC created hereunder and deliver such tax returns in a timely manner to the
Trustee and the Trustee shall sign and file such tax returns in a timely manner. The expenses of preparing such returns shall be borne by each REMIC Administrator without any right of reimbursement therefor. Each REMIC
Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax liability arising from the Trustee's signing of tax returns that contain errors or omissions. The Trustee and Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time reasonably request for the purpose of enabling the REMIC Administrator to prepare tax returns.

(e) The REMIC Administrator shall provide (i) to any transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the REMIC Administrator's or the Servicer's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Servicer and the REMIC Administrator, to the extent reasonably requested by the Servicer and the REMIC Administrator to do so). The REMIC Administrator and the Servicer shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each REMIC as a REMIC or (ii) result


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in the  imposition  of a tax upon either  REMIC  (including  but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860(G)(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the REMIC Administrator has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the REMIC Administrator determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the REMIC Administrator, the Seller, the Servicer or the Trustee) to the effect that
the   contemplated   action  will  not,  with  respect  to  the  REMIC  created hereunder, endanger such status or, unless the REMIC Administrator determines in its sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the REMIC Administrator has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action or inaction. In addition, prior to taking any action with respect to the REMIC or its assets, or causing the REMIC to take any action, which is not expressly permitted under the  terms  of  this  Agreement,  the  Trustee  will  consult  with  the  REMIC
Administrator  or its  designee,  in  writing,  with  respect to  whether  such action could cause an Adverse REMIC Event to occur with respect to each REMIC, and the Trustee shall not take any such action or cause each REMIC to take any such action as to which the REMIC Administrator has advised it in writing that an Adverse REMIC Event could occur. The REMIC Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the REMIC Administrator or the Servicer. At all times as may be required by the Code, the Servicer will
to  the  extent   within  its   control  and  the  scope  of  its  duties  more
specifically set forth herein, maintain substantially all of the assets of each REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax, including interest, penalties, additional amounts or additions to tax (a "Tax"), is imposed on the Trust Fund, such Tax shall be charged against amounts otherwise required to be distributed to the Holders of the Class R Certificates. The Trustee is hereby authorized to retain from amounts otherwise required to be distributed to the Holders of the Class R Certificates sufficient funds to pay or provide for the payment of, and to actually pay such Tax as is legally owed by the Trust Fund (but such authorization shall not prevent the Servicer or the REMIC Administrator from contesting any such Tax in appropriate proceedings, and withholding payment of such Tax, if permitted by law, pending the outcome of such proceedings). To the extent that sufficient amounts cannot be so retained to pay or provide for the payment of any tax imposed on gain realized from any prohibited transaction (as defined in the REMIC Provisions), the Trustee is hereby authorized to and shall segregate, into a separate non-interest-bearing account, the net income from such prohibited transactions and pay such Tax. In the event any (i) amounts initially retained from amounts required to be distributed to the Holders of the


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Class R  Certificates  and  (ii) income so segregated  and applied  towards the payment of such Tax shall not be sufficient to pay such Tax in its entirety, the amount of the shortfall shall be paid from funds in the Certificate Account notwithstanding anything to the contrary contained herein. To the extent any such segregated income or funds from the Certificate Account are paid to the Internal Revenue Service, the Trustee shall retain, or cause to be retained, an amount equal to the amount of such income or funds so paid from future amounts otherwise required to be distributed to the Holders of the Class R Certificates and shall deposit such retained amounts in the
Certificate   Account   for   distribution   to  the  Holders  of  the  Regular
Certificates.

(h) The REMIC Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, the Trustee shall not accept any contributions of assets to either REMIC unless (subject to Section 3.16(f)) the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contributions) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) The Trustee shall not (subject to Section 3.16(f)) enter into any arrangement by which either REMIC will receive a fee or other compensation for services nor permit such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Balance of each Class of Certificates representing a regular interest in each REMIC would be reduced to zero is the sixth Distribution Date following the latest scheduled maturity of any Contract.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC.

(m)   Neither  the  Trustee  nor  the  Servicer  shall  sell,   dispose  of  or
substitute for any of the Contracts (except in connection with (i) the default, imminent default or foreclosure of a Contract, including but not limited to, the acquisition or sale of Collateral acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the applicable REMIC, (iii) the termination of the REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Contracts pursuant to Article II of this Agreement) nor acquire any assets for either REMIC, nor sell or dispose of any investments in the Certificate Accounts for gain nor accept any contributions to either REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of either REMIC as a REMIC or (b) unless the REMIC Administrator has determined in its sole discretion to indemnify the Trust Fund against such tax, cause either REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

(n) Each Holder of a Class R Certificate, by purchasing such Class R Certificate, agrees to give the REMIC Administrator written notice that it is


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a  "pass-through  interest  holder"  within the meaning of  Temporary  Treasury
Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon becoming the Holder of such Class R Certificate, if it is, or is holding such Class R Certificate on behalf of, a "pass-through interest holder."

(o) The Servicer shall sell any Repossessed Collateral within three years of its acquisition by the Trust Fund, unless (i) at least 60 days before such three-year period would otherwise expire, the Servicer applies for an extension of such three-year period pursuant to Sections 856(e)(3) and
860G(a)(8)(A) of the Code, in which case the Servicer shall sell such Repossessed Collateral within the applicable extension period or (ii) at the request of the Servicer, the Trustee seeks, and subsequently receives, an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the Trust Fund of such Repossessed Collateral subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in
Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each Repossessed Collateral solely for the purpose of its prompt disposition and sale in a manner that does not cause any such Repossessed Collateral to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the REMIC of any "income from non-permitted assets" within the
meaning  of   Section 860F(a)(2)(B)  of  the  Code  or  any  "net  income  from
foreclosure   property"   which  is  subject  to   taxation   under  the  REMIC
Provisions. In connection with its efforts to sell such Repossessed Collateral, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such Repossessed Collateral in the same manner and to such extent as is customary in the locality where such Repossessed Collateral is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Servicer and the Certificateholders for the period prior to the sale of such Repossessed Collateral.

SECTION 3.17    DUTIES OF THE CREDIT RISK MANAGER.

      The Credit Risk Manager will monitor the performance of and make recommendations to the applicable servicer regarding certain delinquent and defaulted Contracts and will report to the Depositor on the performance of such Contracts. Such reports and recommendations will be based upon information provided pursuant to the Credit Risk Management Agreement. The Credit Risk Manager shall look solely to the Servicer for all information and data (including loss and delinquency information and data) and loan level information and data relating to the servicing of the Contracts.

SECTION 3.18    SPECIAL SERVICED CONTRACTS.

      If directed by the Special Servicer and solely at the Special Servicer's option, the Servicer shall transfer the servicing of any Contracts 91 days or more delinquent to the Special Servicer. The Special Servicer shall thereupon assume all of the rights and obligations of the Servicer hereunder with respect to any such Contracts arising thereafter and the Servicer shall have no further responsibility with respect to such Contract (except that the Special Servicer shall not be (i) liable for losses of the Servicer pursuant to Section 3.08 hereof or for any acts or omissions of the Servicer hereunder prior to the servicing transfer date, (ii) obligated to effectuate repurchases or substitutions of Contract hereunder including, but not limited to, repurchases or substitutions of Contracts pursuant to Section 2.02 hereof, (iii) obligated to make any Advance pursuant to Section 4.01(a) with respect to any Contract or make any Compensating Interest Payment, or


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

(iv) deemed to have made any representations and warranties of such predecessor Servicer hereunder). Upon the transfer of the servicing of any such Contract to the Special Servicer, the Special Servicer shall be entitled to the Servicing Fee and other compensation accruing after the servicing transfer date with respect to such Contracts pursuant to Section 3.12. In the event that the Special Servicer shall make any advances with respect to any such Contract, it shall only do so to the extent that it deems such advance to be recoverable from the related Contract. Such advance shall be made in the same manner as an Advance by the Servicer as set forth in
Section 4.01 hereof. The Special Servicer shall be entitled to reimbursement for any such advances in the same manner as the Servicer is entitled to reimbursement for Advances but the Special Servicer's right to recovery shall be limited to the Contracts that it services.

      In connection with the transfer of the servicing of any Contract to the Special Servicer, the Servicer shall, at the Special Servicer's expense, deliver to the Special Servicer all documents and records relating to such Contracts and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the servicing to the Special Servicer. On the servicing transfer date, the
Special Servicer shall reimburse the predecessor servicer for all unreimbursed Advances, Servicing Advances and Servicing Fees relating to the Contracts for which the servicing is being transferred. In addition, the Special Servicer shall amend the Contract Schedule to reflect that such Contracts are Special Serviced Contracts. The Special Servicer shall be entitled to be reimbursed in accordance with Section 3.07 hereof for all such Advances, Servicing Advances and Servicing Fees paid by the Special Servicer to the predecessor servicer pursuant to this Section 3.18.

      The Special Servicer may be replaced as special servicer by holders of the Class SB Certificates representing a majority of the Percentage Interests.

SECTION 3.19    SIMPLE INTEREST DEFICIENCIES.

(a) On each Determination Date, based on the information provided in the Servicer Remittance Report the Trustee shall determine if there is a Class M-1 Simple Interest Deficiency, a Class M-2 Simple Interest Deficiency, a Class B-1 Simple Interest Deficiency and/or a Class B-2 Simple Interest Deficiency. On the Business Day prior to the related Distribution Date, the Trustee shall determine the total amount of funds in the Certificate Account available to pay such deficiency on the related Distribution Date. If the total amount of funds in the Certificate Account is not sufficient to pay the deficiency, the Trustee shall reflect such deficiency in the reports delivered to Certificateholders pursuant to Section 4.04.

(b) If the Trustee determines that there is a Class M-1 Simple Interest Deficiency, a Class M-2 Simple Interest Deficiency, a Class B-1 Simple Interest Deficiency and/or a Class B-2 Simple Interest Deficiency for the related Distribution Date, the Trustee shall withdraw from the Certificate Account (to the extent of funds on deposit therein one Business Day prior to such Distribution Date, after all required distributions on such Distribution
Date) an amount equal to the Class M-1 Simple Interest Deficiency, the Class M-2 Simple Interest Deficiency, the Class B-1 Simple Interest Deficiency and the Class B-2 Simple Interest Deficiency (or the amount of such funds in the Certificate Account, if less) and distribute such amount, first to the Class M-1 Certificateholders, as part of the Class M-1 Interest Distribution Amount, up to the amount of the Class M-1 Simple Interest Deficiency (or pro rata, if such funds are less than the Class M-1 Simple Interest Deficiency), if any, then to the Class M-2 Certificateholders, as part of the Class M-2


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

Interest Distribution Amount, up to the amount of the Class M-2 Simple Interest Deficiency (or pro rata, if such funds are less than the Class M-2
Simple Interest Deficiency), if any, then to the Class B-1 Certificateholders, as part of the Class B-1 Interest Distribution Amount, up to the amount of the Class B-1 Simple Interest Deficiency (or pro rata, if such remaining funds are less than the Class B-1 Simple Interest Deficiency) and then to the Class B-2 Certificateholders, as part of the Class B-2 Interest Distribution Amount, up to the amount of the Class B-2 Simple
Interest Deficiency (or pro rata, if such remaining funds are less than the Class B-2 Simple Interest Deficiency); provided, however, that (i) no such withdrawal shall be made with respect to the Class M-1 Simple Interest Deficiency if the Cumulative Realized Losses as of such Distribution Date are greater than $395,322; (ii) no such withdrawal shall be made with respect to the Class M-2 Simple Interest Deficiency if the Cumulative Realized Losses as of such Distribution Date are greater than $357,845; (iii) no withdrawal with respect to Class B-1 Simple Interest Deficiency shall be made if the Cumulative Realized Losses as of such Distribution Date are greater than $346,673; (iv) no such withdrawal with respect to the Class B-2 Interest Deficiency Amount shall be made if the Cumulative Realized Losses as of such Distribution Date are greater than $354,833; (v) no withdrawal with respect to a Class M-1 Simple Interest Deficiency shall be made if the aggregate withdrawals with respect to all prior Class M-1 Interest Deficiency Amounts equal $23,124,700; (vi) no withdrawal with respect to a Class M-2 Simple Interest Deficiency shall be made if the aggregate withdrawals with respect to all prior Class M-2 Interest Deficiency Amounts equal $17,274,700; (vii) no withdrawal with respect to a Class B-1 Simple Interest Deficiency shall be made if the aggregate withdrawals with respect to all prior Class B-1 Simple Interest Deficiency Amounts equal $12,214,700 and (viii) no withdrawal with respect to a Class B-2 Simple Interest Deficiency shall be made if the aggregate withdrawals with respect to all prior Class B-2 Simple Interest Deficiency Amounts equal $7,154,700.


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


                                   ARTICLE IV


                                DISTRIBUTIONS AND
                            ADVANCES BY THE SERVICER

SECTION 4.01    ADVANCES BY THE SERVICER.

(a) By the close of business on the day prior to each Distribution Date, the Servicer shall (i) cause to be deposited, out of its own funds, in the Collection Account an amount equal to the excess of (A) 30 day's interest on each Contract for each Due Date occurring during the related Due Period (which, for the first Due Period may include two Due Dates for a Contract, if applicable) over (B) the sum of (1) the amount of interest actually received with respect to such Contract on all Due Dates during the related Due Period (which, for the first Due Period may include two Due Dates for a Contract, if applicable) and (2) the Compensating Interest Payment paid by the Servicer with respect to such Contract and such Due Period (an "Advance"), (ii) apply all or a portion of the funds held in the Collection Account for future distribution to make such Advance, or (iii) do any combination of clauses (i) and (ii) to make such Advance. To the extent that the funds held in the Collection Account for future distribution (or any portion thereof) that has been applied pursuant to clause (ii) or (iii) is required for application as to all or a portion of a scheduled payment due on the related Contract, the Servicer shall deposit, out of its own funds, the amount of such funds (or the portion thereof required for such scheduled payment) into the Collection Account on the immediately succeeding Due Date, and the amount so deposited will become part of the Outstanding Amount Advanced.

(b) The Servicer shall reimburse itself for the Outstanding Amount Advanced out of (i) collections of delinquent payments of principal and interest on Contracts as to which the Servicer previously made an Advance, (ii) available funds in the Collection Account attributable to funds held for future distribution or (iii) any combination of clauses (i) and (ii) above.

(c)   If  the  Servicer   determines   that  any  advance   made   pursuant  to
Section 4.01(a) has become a Nonrecoverable Advance and at the time of such determination there exists an Outstanding Amount Advanced, then the Servicer shall reimburse itself out of funds in the Collection Account for the amount of such Nonrecoverable Advance for the next succeeding Distribution Date) by withdrawing such amount pursuant to Section 3.07(a)(iii), but not in excess of such Outstanding Amount Advanced. If a Contract becomes a Liquidation Contract and at such time there exists an Outstanding Amount Advanced, then the Servicer shall reimburse itself out of funds in the Collection Account for the portion of Advances equal to the aggregate of delinquent scheduled payments on such Contract to the Due Date in the Due Period in which such Contract became a Liquidation Contract, but not in excess of such Outstanding Amount Advanced. Notwithstanding any other provision of this Agreement, under no circumstances shall the Servicer be required to make an Advance that the Servicer determines if made would be a Nonrecoverable Advance.



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

SECTION 4.02    PRIORITY OF DISTRIBUTIONS.

(a) On each Distribution Date, the Trustee shall distribute the Interest Remittance Amount for such date in the following order of priority:

(i)   to the Trustee, the Trustee Fee for such Distribution Date;

(ii)  to the Credit Risk Manager, the Credit Risk Manager Fee;

(iii) to each Class of Class R Certificates, the Class R Interest Distribution Amount allocable thereto;

(iv)  to the Class A Certificates, the Class A Interest Distribution Amount;

(v) to the Class M-1 Certificates, the Class M-1 Interest Distribution Amount, the Class M-1 Liquidation Loss Interest Amount and the Class M-1 Unpaid Liquidation Loss Interest Shortfall for such Distribution Date;

(vi) to the Class M-2 Certificates, the Class M-2 Interest Distribution Amount, the Class M-2 Liquidation Loss Interest Amount and the Class M-2 Unpaid Liquidation Loss Interest Shortfall for such Distribution Date;

(vii) to the Class B-1 Certificates, the Class B-1 Interest Distribution Amount, the Class B-1 Liquidation Loss Interest Amount and the Class B-1 Unpaid Liquidation Loss Interest Shortfall for such Distribution Date; to the extent that amounts paid pursuant to this clause represent payments in respect of Class B-1 Excess Optimal Interest or the Class B-1 Excess Optimal Interest Carryforward Amount, such amounts shall be treated for tax purposes as having been distributed from REMIC II to the holder of REMIC II Regular Interest SB-IO (who will include such amounts in their gross income) and then paid pursuant to contract from such holder to the holder of the Class B-1 Certificates;

(viii) to the Class B-2 Certificates, the Class B-2 Interest Distribution Amount, the Class B-2 Liquidation Loss Interest Amount and the Class B-2 Unpaid Liquidation Loss Interest Shortfall for such Distribution Date; to the extent that amounts paid pursuant to this clause represent payments in respect of Class B-2 Excess Optimal Interest or the Class B-2 Excess Optimal Interest Carryforward Amount, such amounts shall be treated for tax purposes as having been distributed from REMIC II to the holder of REMIC II Regular Interest SB-IO (who will include such amounts in their gross income) and then paid pursuant to contract from such holder to the holder of the Class B-2 Certificates;

(ix)  to  the  Class A   Certificates,   any  Interest   Shortfalls   for  such
   Distribution   Date  and  any  unpaid   Interest   Shortfall   for  previous
   Distribution Dates, in each case, relating to the Class A Certificates;

(x)   to  the  Class M-1   Certificates,   any  Interest  Shortfalls  for  such
   Distribution   Date  and  any  unpaid   Interest   Shortfall   for  previous
   Distribution Dates, in each case, relating to the Class M-1 Certificates;

(xi)  to  the  Class M-2   Certificates,   any  Interest  Shortfalls  for  such
   Distribution   Date  and  any  unpaid   Interest   Shortfall   for  previous
   Distribution Dates, in each case, relating to the Class M-2 Certificates;

(xii) to  the  Class B-1   Certificates,   any  Interest  Shortfalls  for  such
   Distribution   Date  and  any  unpaid   Interest   Shortfall   for  previous
   Distribution Dates, in each case, relating to the Class B-1 Certificates;

(xiii)     to the  Class B-2  Certificates,  any Interest  Shortfalls  for such
   Distribution   Date  and  any  unpaid   Interest   Shortfall   for  previous
   Distribution Dates, in each case, relating to the Class B-2 Certificates;

(xiv) for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in Section 4.02(c), any such Interest Remittance Amount remaining for such Distribution Date.

(b) On each Distribution Date the Trustee shall distribute the Formula Principal Distribution Amount for such date in the following order of priority:

(i) the sum of the Class A Formula Principal Distribution Amount plus any Unpaid Class A Principal Shortfall, sequentially to (A) the Class R-I Certificates until the Class R-I Certificate Balance has been reduced to zero, (B) the Class R-II Certificates until the Class R-II Certificate Balance has been reduced to zero, and (C) the Class A Certificates until the Class A Certificate Balance has been reduced to zero;

(ii) the sum of the Class M-1 Formula Principal Distribution Amount plus any Unpaid Class M-1 Principal Shortfall, to the Class M-1 Certificates until the Class M-1 Certificate Balance has been reduced to zero;

(iii) the sum of the Class M-2 Formula Principal Distribution Amount plus any Unpaid Class M-2 Principal Shortfall, to the Class M-2 Certificates until the Class M-2 Certificate Balance has been reduced to zero;

(iv) the sum of the Class B-1 Formula Principal Distribution Amount plus any Unpaid Class B-1 Principal Shortfall, to the Class B-1 Certificates until the Class B-1 Certificate Balance has been reduced to zero;

(v) the sum of the Class B-2 Formula Principal Distribution Amount plus any Unpaid Class B-2 Principal Shortfall, to the Class B-2 Certificates until the Class B-2 Certificate Balance has been reduced to zero; and

(vi)  for application as part of Monthly Excess Cashflow for such  Distribution
   Date,   as  provided  in   Section 4.02(c),   any  such  Formula   Principal
   Distribution Amount remaining for such Distribution Date.

(c) On each Distribution Date, the Trustee shall distribute the Monthly Excess Cashflow for such date in the following order of priority (to the extent such amounts have not been paid pursuant to Section 4.02(a) or (b)):

(i) to the Class A Certificates as a payment of principal, the Unpaid Class A Principal Shortfall, until the Class A Certificate Balance has been reduced to zero;

(ii) to the Class A Certificates as a payment of principal, until the earlier of the time when the Overcollateralization Amount equals the Target Overcollateralization Amount or the Class A Certificate Balance has been reduced to zero;

(iii) to the Class M-1 Certificates as a payment of principal, the Unpaid Class M-1 Principal Shortfall, until the Class M-1 Certificate Balance has been reduced to zero,

(iv) to the Class M-1 Certificates, an amount equal to the sum of (i) the Class M-1 Liquidation Loss Interest Amount, (ii) the Class M-1 Unpaid Liquidation Loss Interest Shortfall and (iii) as a payment of principal, any Class M-1 Liquidation Loss Amount;

(v) to the Class M-1 Certificates as a payment of principal, until the earlier of the time when the Overcollateralization Amount equals the Target Overcollateralization Amount or the Class M-1 Certificate Balance has been reduced to zero;

(vi) to the Class M-2 Certificates as a payment of principal, the Unpaid Class M-2 Principal Shortfall, until the Class M-2 Certificate Balance has been reduced to zero;

(vii) to the Class M-2 Certificates, an amount equal to the sum of (i) any Class M-2 Liquidation Loss Interest Amount, (ii) any Class M-2 Unpaid Liquidation Loss Interest Shortfall and (iii) as a payment of principal, any Class M-2 Liquidation Loss Amount;

(viii) to the Class M-2 Certificates as a payment of principal, until the earlier of the time when the Overcollateralization Amount equals the Target Overcollateralization Amount or the Class M-2 Certificate Balance has been reduced to zero;

(ix) to the Class B-1 Certificates as a payment of principal, the Unpaid Class B-1 Principal Shortfall, until the Class B-1 Certificate Balance has been reduced to zero,

(x) to the Class B-1 Certificates, an amount equal to the sum of (i) any Class B-1 Liquidation Loss Interest Amount, (ii) any Class B-1 Unpaid Liquidation Loss Interest Shortfall and (iii) as a payment of principal, any Class B-1 Liquidation Loss Amount;

(xi) the Class B-1 Certificates as a payment of principal, until the earlier of the time when the Overcollateralization Amount equals the Target Overcollateralization Amount or the Class B-1 Certificate Balance has been reduced to zero;

(xii) to the Class B-2 Certificates as a payment of principal, the Unpaid Class B-2 Principal Shortfall, until the Class B-2 Certificate Balance has been reduced to zero,

(xiii) to the Class B-2 Certificates, an amount equal to the sum of (i) any Class B-2 Liquidation Loss Interest Amount, (ii) any Class B-2 Unpaid Liquidation Loss Interest Shortfall and (iii) as a payment of principal, any Class B-2 Liquidation Loss Amount;

     (xiv)to the Class B-2 Certificates as a payment of principal, until the earlier of the time when the Overcollateralization Amount equals the Target Overcollateralization Amount or the Class B-2 Certificate Balance has been reduced to zero; and

     (xv) to the Class SB Certificates, any Overcollateralization Release Amounts, in reduction of the Certificate Balance of the Class SB Certificate applied as set forth in the Preliminary Statement;

     (xvi) to the Class SB Certificates, interest thereon at the Pass-Through Rate applied as set forth in the Preliminary Statement; and

     (xvii) to the Class R-I Certificate, any remaining amount.

(d) On each Distribution Date, the following amounts from the Interest Remittance Amount and Principal Remittance Amount, in the following order of priority, shall be deemed to have been distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests or shall be withdrawn from the Custodial Account and distributed to the holders of the Class R-I Certificates, as the case may be:

(i) to the Holders of REMIC I Regular Interests I-LT1, I-LT2, I-LT3 and I-LT4, in an amount equal to (A) the Uncertificated Interest on such REMIC I Regular Interests for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

(ii)  on  each   Distribution   Date,   to  the  Holders  of  REMIC I   Regular
   Interests I-LT1, I-LT2, I-LT3 and I-LT4, in an amount equal to the remainder of the Interest Remittance Amount and Principal Remittance Amount for such Distribution Date after the distributions made pursuant to clause
   (i) above, allocated as follows (except as provided below):

(iii) (A) first, to the Holders of the REMIC I Regular Interests I-LT2, REMIC I Regular Interests I-LT3 and REMIC I Regular Interests I-LT4, the Class I-LT2 Principal Distribution Amount, the Class I-LT3 Principal Distribution Amount and the Class I-LT4 Principal Distribution Amount;

                (B)  second,  to the Holders of the REMIC I  Regular  Interests
      I-LT1, any remaining portion of such remainder, until the principal balance of such REMIC I Regular Interest I-LT-1 shall have been reduced to zero;

                (C) third, any remaining portion of such remainder, pro-rata, according to their respective principal balances remaining after the distributions made pursuant to clause (A) above, to the Holders of the REMIC I Regular Interests I-LT2, I-LT3 and I-LT4, until the principal balances of such REMIC I Regular Interests shall have been reduced to zero; and

                (D) fourth, any remaining portion of such remainder, to the Holders of the Class R-I Certificates.



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

SECTION 4.03    REMIC I REALIZED LOSSES.

      All Realized  Losses on the  Contracts  shall be allocated to the REMIC I
Regular  Interests  in  accordance  with the  definition  of  REMIC I  Realized
Losses.

SECTION 4.04    MONTHLY STATEMENTS TO CERTIFICATEHOLDERS.

(a) Not later than each Distribution Date, the Trustee shall prepare and make available to each Certificateholder, the Servicer, the Depositor and each Rating Agency, a statement based on the information provided by the Servicer as agreed upon between the Servicer and the Trustee from time to time (the "Servicer Remittance Report") setting forth with respect to the related distribution (the "Monthly Statement"):

     (i) the Class A Distribution Amount for such Distribution Date;

     (ii) the amount of principal to be distributed to the Class A Certificateholders, separately stating the contribution thereto from each of the amounts specified in clauses (1) through (5), inclusive, of the definition of Principal Remittance Amount and the amount of Unpaid Class A Principal Shortfall distributed to such Class;

     (iii)   the   amount   of   interest   to  be   distributed   to   Class  A
Certificateholders on such Distribution Date (separately identifying any Class A Unpaid Interest Shortfall included in such distribution);

     (iv) the remaining Class A Certificate Balance after giving effect to the payment of principal to be made on such Distribution Date (on which interest will be calculated on the next succeeding Distribution Date);

     (v) the Class M-1 Distribution Amount for such Distribution Date;

     (vi) the amount of principal to be distributed to each Class of Class M-1 Certificateholders, separately stating the contribution thereto from each of the amounts specified in clauses (1) through (5), inclusive, of the definition of Principal Remittance Amount;

     (vii)   the   amount  of   interest   to  be   distributed   to  Class  M-1
Certificateholders on such Distribution Date (separately identifying any Class M-1 Unpaid Interest Shortfall included in such distribution);

     (viii) the amount of Unpaid Class M-1 Principal Shortfall distributed to such Class, the aggregate amount of any Class M-1 Liquidation Loss Amount, the Class M-1 Liquidation Loss Interest Amount, the Class M-1 Unpaid Liquidation Loss Interest Shortfall Amount, and the Class M-1 Principal Shortfall;

     (ix) the remaining Class M-1 Certificate Balance and the Class M-1 Adjusted Certificate Balance after giving effect to the payment of principal to be made on such Distribution Date (on which interest will be calculated on the next succeeding Distribution Date);

     (x) the Class M-2 Distribution Amount for such Distribution Date;

     (xi) the amount of principal to be distributed to the Class M-2 Certificateholders, separately stating the contribution thereto from each of the amounts specified in clauses (1) through (5), inclusive, of the definition of Formula Principal Distribution Amount and the amount of Unpaid Class M-2 Principal Shortfall distributed to such Class, the aggregate amount of any Class M-2 Liquidation Loss Amount, the Class M-2 Liquidation Loss Interest Amount, the Class M-2 Unpaid Liquidation Loss Interest Shortfall Amount, and the Class M-2 Principal Shortfall;

     (xii)   the   amount  of   interest   to  be   distributed   to  Class  M-2
Certificateholders on such Distribution Date (separately identifying any Class M-2 Unpaid Interest Shortfall included in such distribution);

     (xiii) the remaining Class M-2 Certificate Balance and the Class M-2 Adjusted Certificate Balance after giving effect to the payment of principal to be made on such Distribution Date (on which interest will be calculated on the next succeeding Distribution Date);

     (xiv) the Class B-1 Distribution Amount for such Distribution Date;

     (xv) the amount of principal to be distributed to the Class B-1 Certificateholders, separately stating the contribution thereto from each of the amounts specified in clauses (1) through (5), inclusive, of the definition of Principal Remittance Amount and the amount of Unpaid Class B-1 Principal Shortfall distributed to such Class, the aggregate amount of any Class B-1 Liquidation Loss Amount, the Class B-1 Unpaid Liquidation Loss Interest Shortfall Amount, and the Class B-1 Principal Shortfall;

     (xvi)   the   amount  of   interest   to  be   distributed   to  Class  B-1
Certificateholders on such Distribution Date (separately identifying any Class B-1 Unpaid Interest Shortfall included in such distribution);

     (xvii) the remaining Class B-1 Certificate Balance and the Class B-1 Adjusted Certificate Balance after giving effect to the payment of principal to be made on such Distribution Date (on which interest will be calculated on the next succeeding Distribution Date;

     (xviii) the Class B-2 Distribution Amount for such Distribution Date;

     (xix) the amount of principal to be distributed to the Class B-2 Certificateholders, separately stating the contribution thereto from each of the amounts specified in clauses (1) through (5), inclusive, of the definition of Principal Remittance Amount and the amount of Unpaid Class B-2 Principal Shortfall distributed to such Class, the aggregate amount of any Class B-2 Liquidation Loss Amount, the Class B-2 Unpaid Liquidation Loss Interest Shortfall, and the Class B-2 Principal Shortfall Amount;

     (xx)  the   amount   of   interest   to  be   distributed   to  Class   B-2
Certificateholders on such Distribution Date (separately identifying any Class B-2 Unpaid Interest Shortfall included in such distribution);

     (xxi) the remaining Class B-2 Certificate Balance and the Class B-2 Adjusted Certificate Balance after giving effect to the payment of principal to be made on such Distribution Date (on which interest will be calculated on the next succeeding Distribution Date;

     (xxii) the Pool Scheduled Principal Balance for such Distribution Date;

     (xxiii) the Overcollateralization Amount for such Distribution Date;

     (xxiv) the amount of the Servicing Fees Fee, the Trustee Fee and the Credit Risk Manager Fee and any other insurance fees, if applicable, with respect to such Distribution Date;

     (xxv) the Pass-Through Rate for each Class of Certificates with respect to such Distribution Date;

     (xxvi) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Outstanding Amount Advanced as of the last day of the calendar month preceding such Distribution Date;

     (xxvii) the number and aggregate principal amounts of Contracts in foreclosure, in bankruptcy or which are delinquent (with a notation indicating which Contracts, if any, are in foreclosure or bankruptcy) (1) 30 to 59 days,
(2) 60 to 89 days and (3) 90 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date, assuming twelve, thirty day months;

     (xxviii)  the Average  Sixty Day  Delinquency  Ratio for such  Distribution
Date;

     (xxix) the total number and principal balance of any repossessed Collateral (and market value, if available) as of the last day of the calendar month preceding such Distribution Date;

     (xxx) the Current Realized Losses incurred during the preceding calendar month and Cumulative Realized Losses as of such Distribution Date;

     (xxxi) the weighted average term to maturity of the Contracts as of the close of business on the last day of the calendar month preceding such Distribution Date;

     (xxxii) the Net Funds Cap for the Due Period immediately preceding the month of such Distribution Date;

     (xxxiii) the Guarantee Payment Amount, if any for such Distribution Date;

     (xxxiv) the Guarantee Outstanding Amount remaining on such Distribution Date after any Guarantee Payment Amounts for such Distribution Date;

     (xxxv) the Class B-1 Simple Interest Deficiency Amount, the Class B-2 Simple Interest Deficiency Amount, the Class M-1 Simple Interest Deficiency
Amount and the Class M-2 Simple Interest Deficiency Amount, as of such Distribution Date; and

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

     (xxxvi) the gross weighted average coupon of the Contracts as of the first date of the applicable period for such Distribution Date.

      The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Servicer.

      The Trustee will also make the monthly statements to Certificateholders available each month to each party referred to in this Section 4.04(a) via the Trustee's website. The Trustee's website can be accessed at
http://www.jpmorgan.com/absmbs or at such other site as the Trustee may designate from time to time. The Trustee may fully rely upon and shall have no liability with respect to information provided by the Servicer.

(b) Upon request, within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement setting forth the payments of principal and interest on such Person's Class of Certificates aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

SECTION 4.05    SERVICER TO COOPERATE.

      The Servicer shall provide to the Trustee information which is mutually agreeable to the Trustee and the Servicer with respect to each Contract serviced by the Servicer no later than the second business day following the Servicer Remittance Date necessary to enable the Trustee to perform its distribution, accounting and reporting requirements hereunder.

SECTION 4.06    GUARANTEE AGREEMENT.

(a) As soon as possible, and in no event later than 11:00 a.m., New York time, on the third Business Day immediately preceding each Distribution Date, the Trustee shall determine if there is to be a Guarantee Payment Amount on such Distribution Date.

     If there is to be a Guarantee Payment Amount due on such Distribution Date, the Trustee shall request that the Guarantor make the Guarantee Payment Amount to the Certificate Account not later than the Business Day preceding the related Distribution Date. The Trustee shall apply any Guarantee Payment Amounts in accordance with clause (b) below (after giving effect to all distributions to be made pursuant to section 4.02(a), 4.02(b) and 4.02(c) on such Distribution Date).

(b) All amounts received on the Guarantee Agreement shall be paid to the Class B-2 Certificates as a payment of principal and shall be applied to reduce the Class B-2 Certificate Balance. In the event that the Class B-2 Certificate Balance has been reduced to zero, all Guarantee Payments thereafter shall be paid to the Class SB Certificates.

(c) No Certificate hereunder, other than the Class B-2 Certificates or Class SB Certificates, shall be entitled to any Guarantee Payment.

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

(d)   In the  event  that the  Guarantor  fails  to make a  payment  under  the
Guarantee   Agreement,   the  Trustee  shall  enforce  the  obligation  of  the
Guarantor in accordance with the terms of the Guarantee Agreement.

(e) Notwithstanding any other provision to the contrary in this Agreement, the Guarantor and the Depositor by mutual consent may, with the consent of
100% of the holders of the Class B-2 Certificates and the Class SB Certificates, but without the consent of the Trustee, the Seller, the Servicer or the Special Servicer, reduce the Guarantee Payment Amount or Guarantee Outstanding Amount, substitute or replace all or a portion of the Guarantee Agreement with another guarantee or any other form of credit enhancement, change the terms of the Guarantee Agreement or cancel the Guarantee Agreement upon written notice to the Trustee. Upon such written notice, the Trustee will cooperate with the Guarantor and the Depositor in accordance with the written instructions of the Guarantor and the Depositor, on which it may conclusively rely and the Trustee will give notice thereof to the Rating Agencies. If any such reduction, substitution, replacement, change or cancellation requires an amendment to this Agreement, by executing this Agreement, the parties hereto are hereby deemed to have consented to such amendment and shall promptly execute such amendment upon the request of the Depositor and the Trustee shall have no liability whatsoever in connection with its execution of such amendment pursuant to the provisions of this Section 4.06(e).


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


                                    ARTICLE V

                                THE CERTIFICATES

SECTION 5.01    THE CERTIFICATES.

      The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

      Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor.

      The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by a Responsible Officer upon the written order of the Depositor. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such certificate a Certificate of Authentication in the form provided herein, executed by the Trustee by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

      The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

SECTION 5.02 CERTIFICATE REGISTER; REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

(a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

      At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever


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any  Certificates  are so surrendered for exchange,  the Trustee shall execute, authenticate,  and deliver the Certificates which the Certificateholder  making
the  exchange  is  entitled  to  receive.   Every   Certificate   presented  or
surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

      No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

      All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Trustee in accordance with the Trustee's customary procedures.

(b) No transfer, sale, pledge or other disposition of a Private Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class SB Certificate is to be made (i)(A) if the transfer is not being made pursuant to clause (ii) below, such transfer shall represent the entire Class of
Class SB Certificates, unless the Depositor consents to a transfer of less than the entire Class of Class SB Certificates pursuant to this clause (i),
(B) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Servicer (except that, if such transfer is made by the Depositor or the Servicer or any Affiliate thereof, the Depositor or the Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel shall not be required in connection with the initial transfer of any such Certificate by the Depositor to any Affiliate thereof and (C) the Trustee shall require the transferee to execute a representation letter, substantially in the form of EXHIBIT I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of EXHIBIT J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Servicer; provided, however, that such representation letters shall not be required in connection with any transfer of any such Certificate by the Depositor to any Affiliate thereof and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor, of the status of such transferee as an Affiliate of the Depositor or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Depositor and the Servicer with an investment letter substantially in the form of EXHIBIT K attached hereto (or such other form as the Depositor in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Depositor or the Servicer, and which investment letter states that, among other things, such transferee
(A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A of the Securities Act of 1933, as amended, and (B) is aware that the proposed transferor intends to rely on the exemption from registration  requirements  under  the  Securities  Act of  1933,  as  amended, provided by Rule 144A. In the event that a transfer of a Class B-2 Certificate is to be made, clause (ii) of the preceding sentence must be complied with in connection with such transfer. The Holder of any such


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Certificate  desiring  to  effect  any such  transfer,  sale,  pledge  or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(c) The Trustee shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Contracts and other matters regarding the Trust Fund as the Depositor shall reasonably request and which is then in the Trustee's possession to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      In the case of any Physical Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such Physical Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975   of  the  Code  (or  comparable   provisions  of  any  subsequent
enactments), and will not subject the Trustee or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Servicer or (B) the prospective transferee shall be required to provide the Trustee, the Depositor and the Servicer with a certification to the effect set forth in paragraph five of EXHIBIT I (with respect to any Class B-2 or Class SB Certificate) or paragraph fourteen of EXHIBIT H-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Private Certificate, the following conditions are satisfied: (i) such transferee is an insurance company,
(ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company"). Any transferee of a Class M or Class B-1 Certificate shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 89-90, 54 Fed. Reg. 42597 (October 17, 1989), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), and PTE 2000-58, 65 Fed. Reg. 67765 (November 13, 2000) (the
"Exemption"), and that it understands that there are certain conditions to the availability of the Exemption including that such Certificate must be rated, at the time of purchase, not lower that "BBB-" (or its equivalent) by Standard & Poor's, "BBB-" (or its equivalent) by Fitch or "Baa3" (or its equivalent) by Moody's or (c) such transferee is a Complying Insurance Company.

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

      To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any Physical Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

(d) (i)Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause
(d)(iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (d)(iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:
           (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

           (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as EXHIBIT H-1) from the proposed Transferee, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it shall endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as EXHIBIT H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

           (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

           (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as EXHIBIT H-2.

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

           (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

        (ii) The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as EXHIBIT H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

        (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or
      Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

           (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (d)(iii)(A) above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose. Such purported Transferee shall promptly endorse and deliver the Class R Certificates in accordance with the instructions of the Servicer. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its Affiliates), expenses and taxes due, if any, shall be remitted by the Servicer to such purported Transferee. The terms and conditions of any sale under this clause (d)(iii)(B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

        (iv) The Trustee shall make available, upon written request from the Internal Revenue Service and any potentially affected Person, all


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   information  necessary  to compute  any tax  imposed  (A) as a result of the
   Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common
   trust  fund,  partnership,   trust,  estate  or  organization  described  in
   Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Trustee before it will provide such information to any such potentially affected Person.

        (v) The provisions of this Section 5.02(d) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

           (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A Certificates, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

           (B) subject to Section 3.16(f), an Officer's Certificate of the Servicer stating that the Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of the applicable REMIC to cease to qualify as a REMIC and will not cause (x) any portion of the applicable REMIC to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(e) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

(f) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry
Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository

Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

      All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Seller, the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

SECTION 5.03    MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

      If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Trustee such security or indemnity as may be required by it to hold it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

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SECTION 5.04    PERSONS DEEMED OWNERS.
                ---------------------

      The Servicer and the Trustee and any agent of the Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Servicer or the Trustee or any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

SECTION 5.05    ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

      If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the
Depositor or the Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Servicer or such Certificateholders at such recipients' expense the most recent list of the
Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

SECTION 5.06    MAINTENANCE OF OFFICE OR AGENCY.

      The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies New York, New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.



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                                   ARTICLE VI

        THE DEPOSITOR, THE SELLER, THE SERVICER AND THE SPECIAL SERVICER

SECTION 6.01 RESPECTIVE LIABILITIES OF THE DEPOSITOR, THE SELLER, THE SERVICER AND THE SPECIAL SERVICER.

     The Depositor, the Seller, each Servicer and the Special Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

SECTION 6.02    MERGER OR CONSOLIDATION OF THE DEPOSITOR, THE SELLER OR THE
                SERVICER.

      The Depositor, the Seller and the Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Contracts and to perform its respective duties under this Agreement.

      Any Person into which the  Depositor,  the Seller or the  Servicer may be
merged  or   consolidated,   or  any  Person   resulting  from  any  merger  or
consolidation to which the Depositor, the Seller or the Servicer shall be a party, or any person succeeding to the business of the Depositor, the Seller or the Servicer, shall be the successor of the Depositor, the Seller or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person with respect to a merger or consolidation of the Servicer shall be an institution having a net worth of not less than $10,000,000 or whose deposits are insured by the FDIC through the BIF or the SAIF.

SECTION 6.03 LIMITATION ON LIABILITY OF THE DEPOSITOR, THE SELLER, THE SERVICER AND OTHERS.

(a) None of the Depositor, the Seller, the Servicer, the Special Servicer nor any of the directors, officers, employees or agents of the Depositor, the Seller, the Servicer or the Special Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, the Servicer, the Special Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Servicer, the Special Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Seller, the Servicer or the Special Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. None of the Depositor, the Seller, the Servicer or Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective


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duties  hereunder  and which in its  opinion  may  involve it in any expense or liability; provided, however, that any of the Depositor, the Seller, the Servicer or the Special Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller, the Servicer and the Special Servicer shall be entitled to be reimbursed therefor from the Trust Fund.

(b) The Servicer shall indemnify the Trustee and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee may sustain in any way related to the failure of the Servicer's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement; provided that such failure is not related to (i) the failure of any other party to this Agreement to perform its obligations hereunder or (ii) the failure of the Custodian to timely perform its obligations under the Custodial Agreement. The Servicer immediately shall notify the Trustee if a claim is made by a third party with respect to this Agreement or the Contracts.

SECTION 6.04    LIMITATION ON RESIGNATION OF THE SERVICER.

      The Servicer shall not resign from the obligations and duties hereby imposed on it except (i) (a) upon appointment of a successor servicer (which may be with respect to all or a portion of the Contracts) and (b) receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates related to the applicable Contracts, or (ii) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (ii) permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities, duties, liabilities and obligations hereunder.

SECTION 6.05    LIMITATION UPON LIABILITY OF THE CREDIT RISK MANAGER.

      Neither the Credit Risk Manager, nor any of the directors, officers, employees or agents of the Credit Risk Manager, shall be under any liability to the Trustee, the Certificateholders or the Depositor for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, in reliance upon information provided by the Servicer under the Credit Risk Management Agreement or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Credit Risk Manager or any such person against liability that would otherwise be imposed by reason of willful malfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement or the Credit Risk Management Agreement. The Credit Risk Manager and any director, officer, employee or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder, and may rely in good faith upon the accuracy of information furnished by the Servicer pursuant to the Credit Risk Management Agreement in the performance of its duties thereunder and hereunder.


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


                                   ARTICLE VII

                                     DEFAULT

SECTION 7.01    EVENTS OF DEFAULT.

(a) "Event of Default," wherever used herein, means any one of the following events:

(i) any failure by the Servicer to make any deposit or payment required pursuant to this Agreement (including but not limited to Advances to the extent required under Section 4.01) which continues unremedied for a period of one day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

(ii) any failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, or if any of the representations and warranties of the Servicer in Section 2.03(a) proves to be untrue in any material respect, which failure or breach continues unremedied for a period of 60 days after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates, provided, however, that in the case of a failure that cannot be cured within 60 days, the cure period may be extended if the Servicer can demonstrate to the reasonable satisfaction of the Trustee that the Servicer is diligently pursuing remedial action; or;

(iii) failure by the Servicer to maintain, if required, its license to do business in any jurisdiction where the related Collateral is located; or

(iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

(v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or commence a voluntary case under, any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations.

(b) Other than an Event of Default resulting from a failure of the Servicer to make any required Advance, if an Event of Default shall occur and a Responsible Officer of the Trustee has knowledge thereof, then, and in each and every such case, so long as such Event of Default shall not have been


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remedied,  the Trustee may, or at the direction of the Holders of  Certificates
evidencing   not  less  than  51%  of  the  Voting  Rights   evidenced  by  the
Certificates, the Trustee shall by notice in writing to the Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the related Contracts and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default results from the failure of the Servicer to make a required Advance, the Trustee shall, by notice in writing to the Servicer and the Depositor (with a copy to each Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the related Contracts and the proceeds thereof, other than its rights as a Certificateholder hereunder.

(c) Upon receipt by the Servicer of such written notice of termination, all authority and power of the Servicer under this Agreement, whether with respect to the related Contracts or otherwise, shall pass to and be vested in the Trustee or its nominee, subject to Section 7.02. Upon written request from the Trustee, the Servicer shall prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments, place in such successor's possession all related Contract Documents, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the related Contracts and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Trustee and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to a Collection Account or Escrow Account or thereafter received with respect to the related Contracts. The Trustee or such other successor servicer shall thereupon make any Advance required hereunder unless prohibited by applicable law. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the related Contracts and related documents, or otherwise.

SECTION 7.02    TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

      On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 of this Agreement, the Trustee shall, subject to and to the extent provided herein, be the successor to the Servicer, but only in its capacity as servicer under this Agreement, and not in any other and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and
applicable  law  including  the   obligation  to  make  Advances   pursuant  to
Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the related Contracts that the Servicer would have been entitled to charge to a Collection Account, provided that the terminated
Servicer shall nonetheless be entitled to payment or reimbursement as provided in Section 3.07(a) to the extent that such payment or reimbursement relates to the period prior to termination of the Servicer. Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to 4.01 hereof, or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to the Servicer hereunder in the assumption of all


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or any part of the  responsibilities,  duties or  liabilities  of the  Servicer hereunder. Any successor to the Servicer shall be an institution which has a net worth of at least $10,000,000, which is willing to service the related Contracts and which executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer (other than liabilities of the Servicer under
Section 6.03  hereof  incurred  prior  to  termination  of the  Servicer  under
Section 7.01 hereunder), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall,
subject  to  the  limitations   described  herein,  act  in  such  capacity  as
hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the related Contracts as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the
Servicing Fee. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to
perform,   or  any  delay  in  performing,   any  duties  or   responsibilities
hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

      Any successor to the Servicer shall give notice to the Obligors of such change of servicer and shall, during the term of its service as servicer, maintain in force the policy or policies that the Servicer is required to maintain pursuant to this Agreement.

SECTION 7.03    NOTIFICATION TO CERTIFICATEHOLDERS.

(a) Upon any termination of or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder actually known to a Responsible Officer the Trustee, unless such Event of Default shall have been cured or waived.

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                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

SECTION 8.01    DUTIES OF THE TRUSTEE.

      The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured and not waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents. orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

      No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own grossly negligent failure to act or its own willful misconduct; provided, however, that:

(i) unless an Event of Default actually known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was grossly negligent in ascertaining the pertinent facts;

(iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement;

(iv) no provision of this Agreement shall require the Trustee to act as Servicer or be responsible in any way for the acts or omissions of the Servicer until such time as it acts as successor servicer pursuant to the terms of this Agreement; and

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(v)   the  Trustee  shall  have no duty  (A)  (other  than in its  capacity  as successor servicer) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing of any thereof,
   (B) (other than in its capacity as successor servicer)to see to any insurance, (C) (other than with respect to Section 3.16 hereof) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund, (D) to confirm or verify the contents of any certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the appropriate party.

SECTION 8.02    CERTAIN MATTERS AFFECTING THE TRUSTEE.

      Except as otherwise provided in Section 8.01:

(i) the Trustee may request and conclusively rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

(ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

(v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, affiliates, accountants or attorneys and the Trustee shall not be responsible for any negligence or willful misconduct on the part of such agents, affiliates, accountants or attorneys appointed by it with due care;

(vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;



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(vii) the Trustee  shall not be liable for any loss on any  investment of funds pursuant to this Agreement (other than as issuer of the investment security);

(viii) the Trustee shall not be deemed to have actual knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof;

(ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

(x) the rights of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

(xi) anything to the contrary in this Agreement notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits) even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(xii) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

SECTION 8.03    TRUSTEE NOT LIABLE FOR CERTIFICATES OR CONTRACTS.

      The recitals contained herein and in the Certificates shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Contract or related document other than with respect to the Trustee's execution and authentication of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Contracts or deposited in or withdrawn from the Collection Account by the Depositor or the Servicer.

SECTION 8.04    TRUSTEE MAY OWN CERTIFICATES.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the Depositor, the Seller, the Servicer and their affiliates, with the same rights as it would have if it were not the Trustee.

SECTION 8.05    TRUSTEE'S FEES AND EXPENSES.

(a) The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Certificate Account on each Distribution Date prior to making distributions pursuant to Section 4.02 any investment income or other benefit derived from balances in the Certificate Account for such Distribution. Subject to the limitations set forth in Section 8.05(b), the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Seller and held harmless against any loss, liability or expense (including reasonable attorney's fees and expenses) incurred in


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connection  with any claim or legal  action  relating to (a) this  Agreement or the Custodial Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties hereunder or under the Custodial Agreement, other
than  any  loss,   liability   or  expense   incurred   by  reason  of  willful
misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Seller covenants and agrees, subject to the limitation set forth in Section 8.05(b), and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, to pay or
reimburse  the  Trustee,  for  all  reasonable   expenses,   disbursements  and
advances  incurred  or  made  by the  Trustee  in  accordance  with  any of the
provisions   of  this   Agreement   with   respect   to:  (A)  the   reasonable
compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder,
(C)  printing  and  engraving   expenses  in  connection   with  preparing  any
Definitive Certificates and (D) any other reasonable expenses incurred other than in the ordinary course of its business by the Trustee in connection with its duties hereunder. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee hereunder or for any other expenses.

(b) Notwithstanding anything to the contrary in this Agreement, the Seller shall not be obligated to pay to the Trustee more than, in the aggregate, $150,000 pursuant to the second and third sentence of Section 8.05(a) hereof. Other than as set forth in this Section 8.05, the Trustee shall not be entitled to any other compensation or reimbursement for loss or expenses.

SECTION 8.06    ELIGIBILITY REQUIREMENTS FOR THE TRUSTEE.

      The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current Ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction), as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the proposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. 1n case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor, the Seller or the Servicer and their affiliates; provided, however, that such entity cannot be an affiliate of the Seller, the Depositor or the Servicer other than the Trustee in its role as successor to the Servicer.



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SECTION 8.07    RESIGNATION AND REMOVAL OF THE TRUSTEE.

      The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Seller, the Servicer, the Special Servicer and each Rating Agency not less than 60 days before the date specified in such notice, when, subject to
Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06. If the Trustee gives notice of such resignation, the Depositor shall promptly appoint a successor trustee. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or removal (as provided below), the resigning or removed Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy to the Servicer and the Seller and one copy to the successor trustee.

      The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to the Depositor, the Servicer and the Seller, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee. All of the costs incurred by the Trustee in connection with its removal without cause shall be promptly reimbursed to it from the Trust Fund.

      Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

SECTION 8.08    SUCCESSOR TRUSTEE.

      Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee, the Servicer and the Seller an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Servicer, the Seller and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

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      No  successor  trustee  shall  accept  appointment  as  provided  in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and its appointment shall not adversely affect the then current rating of the Certificates.

      Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

SECTION 8.09    MERGER OR CONSOLIDATION OF THE TRUSTEE.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 8.10    APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

      Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08.

      Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee in its capacity as successor servicer under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular set or acts are to be performed (whether as Trustee hereunder or as successor


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   to the Servicer hereunder),  the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

(iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

(iv) The Depositor, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

      Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 8.11    PERIODIC FILINGS.

      The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. In connection with the preparation and filing of such periodic reports, the Depositor and the Servicer shall, upon the written request of the Trustee, timely provide to the Trustee all material information reasonably available to them which is requested by the Trustee for the purpose of being included in such reports. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own gross negligence or willful misconduct.



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SECTION 8.12    TRUST OBLIGATIONS.

      For all purposes  herein,  any and all rights,  duties and obligations of
the  Trustee  on  behalf  of  the  Trust  shall  be  the  rights,   duties  and
obligations of the Trust itself, to be exercised or performed by the Trustee.

SECTION 8.13 INDEMNIFICATION WITH RESPECT TO CERTAIN TAXES AND LOSS OF REMIC STATUS.

      In the  event  that any  REMIC  fails to  qualify  as a REMIC,  loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, that Servicer shall indemnify the Trustee and the Trust Fund against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; PROVIDED, HOWEVER, that the Servicer shall not be liable for any such Losses attributable to the negligence of the Trustee, the Depositor or the Holder of such Class R Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Class R Certificate on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Class R Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this
Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).



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                                   ARTICLE IX

                                  TERMINATION

SECTION 9.01    TERMINATION UPON LIQUIDATION OR PURCHASE OF THE CONTRACTS.

(a) Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Seller, the Servicer, the Special Servicer and the Trustee created hereunder with respect to the Trust Fund shall terminate upon the earlier of (A) the purchase by the Special Servicer, in its sole option, of all Contracts (Repossessed Collateral) remaining on any Distribution Date after the Optional Termination Date at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Contract (other than in respect of Repossessed Collateral) plus one month's accrued interest thereon at the applicable Contract Rate and (ii) with respect to any Repossessed Collateral, the lesser of (x) the appraised value of any Repossessed Collateral as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Special Servicer and (y) the Stated Principal Balance of each Contract related to any Repossessed Collateral, plus accrued and unpaid interest thereon at the applicable Contract Rate and (iii) any unreimbursed Advances, Servicing Advances and Servicing Fees payable to the other Servicer which shall be entitled to withdraw such amounts from the applicable Collection Account pursuant to Section 3.07(a) and (B) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Contract remaining in the Trust Fund and the disposition of all Repossessed Collateral and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

(b)   If the Special  Servicer  elects to terminate  the Trust Fund pursuant to
Section 9.01(a) above, the Special Servicer shall retain all servicing rights with respect to the Contracts serviced by it. The Servicer or any successor servicer and the Special Servicer shall enter into a servicing agreement mutually acceptable to such parties, pursuant to which the Servicer or successor servicer shall continue to service and administer Contracts serviced by it in accordance with the customary and usual standards of practice of prudent manufactured housing contract servicers which service such manufactured housing contracts.

SECTION 9.02    FINAL DISTRIBUTION ON THE CERTIFICATES.

      If on any Determination Date, the Trustee determines that there are no outstanding Contracts and no other funds or asset in the Trust Fund other than the funds in the Collection Accounts and Certificate Account, the Trustee shall promptly send a final distribution notice to each Certificateholder. If the Special Servicer elects to terminate the Trust Fund pursuant to Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, the Special Servicer shall notify the Servicer and the Trustee of the date it intends to terminate the Trust Fund and of the applicable repurchase price of the Contracts and REO Properties.

      Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such

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final  distribution.  Any such notice shall specify (a) the  Distribution  Date
upon  which  final   distribution  on  the  Certificates   will  be  made  upon
presentation  and surrender of Certificates  at the office therein  designated,
(b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Trustee shall give such
notice  to  each   Rating   Agency  at  the  time  such   notice  is  given  to
Certificateholders.

      Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in each case on the final Distribution Date in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Offered Certificates, (A) first to the Class A Certificates, and then to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates sequentially, in that order, an amount equal to the Certificate Balance thereof plus the related Interest Distribution Amount and
(B) to the extent of  available  funds  (other than funds  described  in clause
(ii) below) after the distributions in clause (i)(A) above, the amounts referred to and in the order described in Section 4.02(c) and (ii) as to the Class SB Certificates, the amount due to the Class SB Certificate under this agreement, not paid (but in no way exceeding the amount in the Collection Account).

      In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take reasonable and appropriate steps, or may appoint an agent to take reasonable and appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto and the Trustee shall be discharged from all further liability with respect to the Certificates and this Agreement.

SECTION 9.03    ADDITIONAL TERMINATION REQUIREMENTS.


(a) In the event the Special Servicer exercises its purchase option with respect to the Contracts as provided in Section 9.01, at such time as the Contracts are so purchased, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been provided with an Opinion of Counsel, at the expense of the Special Servicer, to the effect that the failure to comply with the requirements of this
Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC as defined in Section 860E of the Code, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(A) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.02, the Depositor shall prepare and the Trustee shall adopt a plan of complete liquidation within the meaning of Section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Trust Fund), meets the requirements of a qualified liquidation;

(B) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the Contracts to the Special Servicer for cash in accordance with Section 9.01; and

(C) On the date specified for final payment of the Certificates, the Trustee shall, after payment of any unreimbursed Advances, Servicing Advances, Servicing Fees or other fee compensation payable to the Servicer pursuant to this Agreement, make final distributions of principal and interest on the Certificates in accordance with Section 4.02 and distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than the cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time.

(b) The Trustee as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Depositor, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Depositor.

(c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Depositor to prepare and the Trustee to adopt and sign a plan of complete liquidation.

                                   ARTICLE X


                           MISCELLANEOUS PROVISIONS

SECTION 10.01   AMENDMENT.

      This Agreement may be amended from time to time by the Depositor, the Servicer, the Seller, the Special Servicer and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein,
(iii) provided that the affected party has agree in writing to such amendment, to add to the duties or reduce the rights of the Depositor, the Seller or the Servicer, (iv) in connection with the appointment of a successor Servicer, to modify, eliminate or add to any of the servicing provisions contained in this Agreement, providing the Rating Agencies confirm the then current rating of the Certificates giving effect to such amendment,
(v) to add any other provisions with respect to matters or questions arising hereunder or (vi) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; and, provided, further, that any action pursuant to clauses (v) or (vi) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund, but shall be at the expense of the party proposing such amendment), adversely affect in any material respect the interests of any Certificateholder; provided, however, that no such Opinion of Counsel shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates (without regard to the Guarantee Agreement). The Trustee, the Depositor, the Seller and the Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

      This Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Seller and the Trustee with the consent of the Holders of each Class of Certificates affected thereby evidencing 66% of the Certificate Balance of such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, or (ii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

      Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, but shall be at the expense of the party requesting such amendment, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

      Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01. The Trustee shall have no obligation to consent to any amendment that it reasonably believes will materially and adversely affect its rights or immunities under this Agreement.

      Notwithstanding anything in this Section 10.01 to the contrary, this Agreement (including Section 3.18 hereof) may not be amended, supplemented or modified in any manner which may affect the rights, duties and obligations of the Special Servicer hereunder without the consent of the Special Servicer.

SECTION 10.02   RECORDATION OF AGREEMENT; COUNTERPARTS.

      This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at its expense, but only upon direction by the Trustee (acting at the direction of holders of Certificates evidencing a majority of the aggregate Certificate Balances of the Certificates) accompanied by an Opinion of Counsel (at the Depositor's expense) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 10.03   GOVERNING LAW.

      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10.04   INTENTION OF PARTIES.

      It is the express intent of the parties hereto that the conveyance of the Trust Fund, including the Contracts, by the Depositor to the Trustee be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

      The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted by the Depositor to the Trustee for the benefit of the Certificateholders.

SECTION 10.05   NOTICES.

      The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

(a)        Any material change or amendment to this Agreement;

(b)        The occurrence of any Event of Default that has not been cured;

(c) The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

(d)        The repurchase or substitution of Contracts pursuant to Sections
2.02 and 2.03; and

(e)        The final payment to Certificateholders.

      In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

     (a) Each report to Certificateholders described in Section 4.04;

     (b) Each annual independent public accountants' servicing report described in Section 3.15; and

     (c) Any notice of a purchase of a Contract pursuant to Section 2.02, 2.03 or 3.09.

      All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Depositor, 11 Madison Avenue, 4th Floor, New York, New York 10010,
Attention: Helaine F. Hebble (with a copy to Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Office of the General Counsel), (ii) in the case of the Trustee, at the Corporate Trust Office or such other address as the Trustee may hereafter furnish to the Depositor and the Servicer, (iii) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency, (iv) in the case of the Seller, 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention:
Helaine F. Hebble, (v) in the case of the Servicer, 1 Tyco Drive, Livingston, New Jersey 07039 Attention; Chief Financial Officer (with a copy to Tyco Capital Corporation, 1 Tyco Drive, Livingston, New Jersey 07039 Attention:
General Counsel) and (vi) in the case of the Special Servicer, Olympus Servicing, L.P. 9600 Great Hills Trail, Suite 200-W, Austin, Texas, 78759,
Attention: Jeff Neal. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

SECTION 10.06   SEVERABILITY OF PROVISIONS.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 10.07   ASSIGNMENT.

      Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.02 and 6.04, this Agreement may not be assigned by the Servicer without the prior written consent of the Trustee and Depositor.

SECTION 10.08   LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

      The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 10.09   CERTIFICATES NONASSESSABLE AND FULLY PAID.

      It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

SECTION 10.10   PURPOSES AND POWERS OF THE TRUST FUND.

      The purpose of the trust, as created hereunder, is to engage in the following activities:

      (a) to sell the Certificates to the Depositor in exchange for the Contracts;

      (b)  to enter into and perform its obligations under this Agreement;

      (c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

      (d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

      The trust is hereby authorized to engage in the foregoing activities. The trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

      IN WITNESS WHEREOF, the Depositor, the Trustee, the Servicer, the Seller and the Special Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                    as Depositor

                               By:
                                    -------------------------------
                                    Name:
                                    Title:

                               JPMORGAN CHASE BANK,
                                     not in its individual capacity but
                                     solely as
                                     Trustee

                               By:
                                    -------------------------------
                                    Name:
                                    Title:

                               THE CIT GROUP/SALES FINANCING, INC.,
                                    as the Servicer

                               By:
                                    -------------------------------
                                    Name:
                                    Title:

                               DLJ MORTGAGE CAPITAL, INC.,
                                    as the Seller

                               By:
                                    -------------------------------
                                    Name:
                                    Title:

                               OLYMPUS SERVICING, L.P.,
                                    as the Special Servicer

                               By:
                                    -------------------------------
                                    Name:
                                    Title:

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

      On this ___ day of April, 2002, before me, personally appeared Kari Roberts, known to me to be a Vice President of Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    -------------------------------
                                    Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

      On  this  ___  day  of  April,  2002,  before  me,  personally   appeared
____________, known to me to be a _______ of Olympus Servicing, L.P.., a Delaware limited partnership, one of the limited partnerships that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited partnership, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    -------------------------------
                                    Notary Public
[NOTARIAL SEAL]

STATE OF [  ])
                     :  ss.:
COUNTY OF [  ])

      On  the  ___  day  of  April,   2002,  before  me,  personally   appeared
__________, known to me to be a _________________ of The CIT Group/Sales Financing, Inc. a Delaware corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    -------------------------------
                                    Notary Public

[NOTARIAL SEAL]

STATE OF             )
                     :  ss.:
STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

      On the ____ of April, 2002 before me, a Notary Public in and for said State, personally appeared ______________ known to me to be a _____________ of JPMorgan Chase Bank, a New York corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    -------------------------------
                                    Notary Public

[NOTARIAL SEAL]

STATE OF DELAWARE    )
                     :  ss.:
COUNTY OF [  ]  )

      On the ____ of April, 2002 before me, a Notary Public in and for said State, personally appeared Peter Sack, known to me to be a Vice President of DLJ Mortgage Corporation, a Delaware corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    -------------------------------
                                    Notary Public

[NOTARIAL SEAL]


                                   EXHIBIT A

                          FORM OF CLASS A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



Certificate No.                                 :    [___]

Cut-off Date                                    :    March 24, 2002

First Distribution Date                         :    May 28, 2002

Initial Certificate Principal Balance
of this Certificate ("Denomination")            :    $[_______________]

Initial Certificate Principal Balances of
all Certificates of this Class                  :    $79,320,000

CUSIP                                           :    22540V VB 5

Pass-Through Rate                                    The lesser of (i) 6.70%
                                                     plus, if the Contracts are
                                                     not purchased on the
                                                     Distribution Date
                                                     succeeding the Option
                                                     Termination Date, 0.50% and
                                                     (ii) the Net Funds Cap.

Maturity Date                                   :    December : 25, 2031

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                         CSFB ABS Trust Series 2002-MH3
 CSFB Manufactured Housing Contract Pass-Through Certificates, Series 2002-MH3,
                                     Class A

     evidencing a percentage interest in the distributions allocable to the Class A Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate manufactured home loans and installment sales contracts (the "Contracts") formed and sold by Credit Suisse First Boston Mortgage Securities Corp.

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer, the Special Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Contracts are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Contracts deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2002 specified above (the "Agreement") among the Depositor, The CIT Group/Sales Financing, Inc., as servicer (the "Servicer"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Olympus Servicing, L.P., as special servicer (the "Special Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the Distribution Date (the "Record Date") in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other
location   specified  in  the  notice  to   Certificateholders   of  such  final
distribution.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as CSFB Manufactured Housing Contract Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Special Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Depositor, the Special Servicer and the Trustee and any agent of the Servicer, the Depositor, the Special Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Depositor, the Trustee, or any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the aggregate Stated Principal Balance of the Contracts is less than 10% of the Aggregate Contract Balance as of the Cut-off Date, the Special Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Contracts and all property acquired in respect of the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Contract remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

     Any term used  herein  that is  defined  in the  Agreement  shall  have the
meaning  assigned  in  the  Agreement,   and  nothing  herein  shall  be  deemed
inconsistent with that meaning.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  April 11, 2002.

                                    JPMORGAN CHASE BANK,
                                       as Trustee



                                    By:_________________________________________
                                       Name:
                                       Title:


CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  April 11, 2002



     JPMORGAN CHASE BANK,
        as Trustee



     By: _______________________________
         Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



--------------------------------------------------------------------------------

Dated:



                                        ________________________________________
                                        Signature by or on behalf of assignor




                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________,
for the account of ____________________________________________________________,
account number ___________, or, if mailed by check, to _________________________
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.
Applicable statements should be mailed to ______________________________________
________________________________________________________________________________
_______________________________________________________________________________.


This information is provided by, the assignee named above, or, as its agent.

                                    EXHIBIT B

                    FORM OF CLASS [M-1][M-2][B-1] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER
(a) such Transferee is not A PLAN AND IS NOT an investment manager, a named fiduciary or a trustee of any Plan acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 89-90, 59 Fed. Reg. 42597 (October 17,
1989),  as amended by PTE 97-34,  62 Fed. Reg.  39021 (July 21,  1997),  and PTE
2000-58, 65 Fed. Reg. 67765 (November 13, 2000) (the "Exemption"), and that understands that there are certain conditions to the availability of the Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II)
ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(c) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.


Certificate No.                                 :       [___]

Cut-off Date                                    :       March 24, 2002

First Distribution Date                         :       May 28, 2002

Initial Certificate Principal Balance of                [____________]
this Certificate ("Denomination")               :

Initial Certificate Principal Balances of               [____________]
all Certificates of  this Class                 :

CUSIP                                           :       [22540V VE 9]
                                                        [22540V VF 6]
                                                        [22540V VG 4]

Interest Rate                                   :       The lesser of (i)
                                                        [_____]% and (ii) the
                                                        Net Funds Cap.

Maturity Date                                   :       December 25, 2031

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                         CSFB ABS Trust Series 2002-MH3
 CSFB Manufactured Housing Contract Pass-Through Certificates, Series 2002-MH3,
                             Class [M[-1][-2]][B-1]

     evidencing a percentage interest in the distributions allocable to the Class M[-1][-2] [B-1]Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate manufactured home loans and installment sales contracts (the "Contracts") formed and sold by Credit Suisse First Boston Mortgage Securities Corp.

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer, the Special Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Contracts are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Contracts deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2002 specified above (the "Agreement") among the Depositor, The CIT Group/Sales Financing, Inc., as servicer (the "Servicer"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Olympus Servicing, L.P. as special servicer (the "Special Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the Distribution Date (the "Record Date") in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other
location   specified  in  the  notice  to   Certificateholders   of  such  final
distribution.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as CSFB Manufactured Housing Contract Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Special Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Depositor, the Special Servicer and the Trustee and any agent of the Servicer, the Depositor, the Special Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Depositor, the Trustee, or any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the aggregate Stated Principal Balance of the Contracts is less than 10% of the Aggregate Contract Balance as of the Cut-off Date, the Special Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Contracts and all property acquired in respect of the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Contract remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

     Any term used  herein  that is  defined  in the  Agreement  shall  have the
meaning  assigned  in  the  Agreement,   and  nothing  herein  shall  be  deemed
inconsistent with that meaning.



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  April 11, 2002.

                                     JPMORGAN CHASE BANK,
                                        as Trustee



                                     By:________________________________________
                                        Name:
                                        Title:

CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  April 11, 2002

       JPMORGAN CHASE BANK,
          as Trustee



       By: _______________________________
           Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


________________________________________________________________________________
Dated:



                                        ________________________________________
                                        Signature by or on behalf of assignor





                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available       funds       to      ,       for       the       account       of
________________________________________________________________________________
account    number     ___________,     or,    if    mailed    by    check,    to
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.
Applicable         statements         should         be         mailed        to
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.


This information is provided by, the assignee named above, or, as its agent.

                                    EXHIBIT C

                          FORM OF CLASS B-2 CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES AND CLASS B-1 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION REQUIRED PURSUANT TO SECTION 5.02(b) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THIS  CERTIFICATE  HAS  NO  PRINCIPAL   BALANCE  AND  IS  NOT  ENTITLED  TO  ANY
DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                                 :       [___]

Cut-off Date                                    :       March 24, 2002

First Distribution Date                         :       May 28, 2002

Initial Certificate Principal Balance                   $[___________]
of this Certificate ("Denomination")            :

Initial Certificate Principal Balances                  $5,060,000
of all Certificates of this Class               :

Pass-Through Rate                               :       The lesser of (i) 9.35%
                                                        and (ii) the Net Funds
                                                        Cap.

CUSIP                                           :       22540V VA 7

Maturity Date                                   :       December 25, 2031

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                         CSFB ABS Trust Series 2002-MH3
 CSFB Manufactured Housing Contract Pass-Through Certificates, Series 2002-MH3,
                                    Class B-2

     evidencing a percentage interest in the distributions allocable to the Class B-2 Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate manufactured home loans and installment sales contracts (the "Contracts") formed and sold by Credit Suisse First Boston Mortgage Securities Corp.

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer, the Special Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Contracts are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that CREDIT SUISSE FIRST BOSTON CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate
(obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Contracts deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2002 specified above (the "Agreement") among the Depositor, The CIT Group/Sales Financing, Inc., as servicer (the "Servicer"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Olympus Servicing, L.P., as special servicer (the "Special Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the Distribution Date (the "Record Date") in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other
location   specified  in  the  notice  to   Certificateholders   of  such  final
distribution.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as CSFB Manufactured Housing Contract Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Special Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of this Class B-2 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Servicer and any agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B-2 Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or
(ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Depositor, the Special Servicer and the Trustee and any agent of the Servicer, the Depositor, the Special Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Depositor, the Trustee, or any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the aggregate Stated Principal Balance of the Contracts is less than 10% of the Aggregate Contract Balance as of the Cut-off Date, the Special Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Contracts and all property acquired in respect of the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Contract remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  April 11, 2002.

                                    JPMORGAN CHASE BANK,
                                       as Trustee



                                    By:_________________________________________
                                       Name:
                                       Title:


CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  April 11, 2002



       JPMORGAN CHASE BANK,
          as Trustee



       By: _______________________________
           Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


--------------------------------------------------------------------------------
Dated:



                                        ________________________________________
                                        Signature by or on behalf of assignor




                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available       funds       to      ,       for       the       account       of
________________________________________________________________________________
account    number     ___________,     or,    if    mailed    by    check,    to
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.
Applicable         statements         should         be         mailed        to
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.


This information is provided by, the assignee named above, or, as its agent.

                                    EXHIBIT D

                      FORM OF CLASS R[-I][-II] CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(c ) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                 :       [___]

Cut-off Date                                    :       March 24, 2001

First Distribution Date                         :       May 28, 2002

Initial Certificate Principal Balance                   $[___]
 of this Certificate ("Denomination")           :

Initial Certificate Principal Balances                  $50
of all Certificates of this Class               :

CUSIP                                           :       [22540V VC 3]
                                                        [2540V VD 1]

Pass-Through Rate                               :       The lesser of (i) 6.70%
                                                        and (ii) the Net Funds
                                                        Cap.

Maturity Date                                   :       December 25, 2031

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                         CSFB ABS Trust Series 2002-MH3
 CSFB Manufactured Housing Contract Pass-Through Certificates, Series 2002-MH3,
                                Class R[-I][-II]

     evidencing a percentage interest in the distributions allocable to the Class R[-I][-II] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate manufactured home loans and installment sales contracts (the "Contracts") formed and sold by Credit Suisse First Boston Mortgage Securities Corp.

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer, the Special Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Contracts are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that [CREDIT SUISSE FIRST BOSTON CORPORATION]/[JPMORGAN CHASE BANK] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Contracts deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2002 specified above (the "Agreement") among the Depositor, The CIT Group/Sales Financing, Inc., as servicer (the "Servicer"), DLJ Mortgage Capital, Inc. (the "Seller"), Olympus Servicing, L.P., as special servicer (the "Special Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the Distribution Date (the "Record Date") in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other
location   specified  in  the  notice  to   Certificateholders   of  such  final
distribution.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as CSFB Manufactured Housing Contract Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Special Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of this Class R[-I][-II] Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Depositor, the Special Servicer and the Trustee and any agent of the Servicer, the Depositor, the Special Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Depositor, the Trustee, or any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the aggregate Stated Principal Balance of the Contracts is less than 10% of the Aggregate Contract Balance as of the Cut-off Date, the Special Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Contracts and all property acquired in respect of the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Contract remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  April 11, 2002.

                                    JPMORGAN CHASE BANK,
                                       as Trustee



                                    By:_________________________________________
                                       Name:
                                       Title:


CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  April 11, 2002



      JPMORGAN CHASE BANK,
         as Trustee



      By: _______________________________
          Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


--------------------------------------------------------------------------------
Dated:



                                        ________________________________________
                                        Signature by or on behalf of assignor






                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available       funds       to      ,       for       the       account       of
________________________________________________________________________________
account    number     ___________,     or,    if    mailed    by    check,    to
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Applicable         statements         should         be         mailed        to
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.


This information is provided by, the assignee named above, or, as its agent.

                                    EXHIBIT E

                          FORM OF CLASS SB CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, CLASS M CERTIFICATES AND CLASS B CERTIFICATES DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(c ) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.                                 :       [___]

Cut-off Date                                    :       March 24, 2002

First Distribution Date                         :       May 28, 2002

Initial Certificate Principal Balance                   $[____________]
of this Certificate ("Denomination")            :

Initial Certificate Principal Balances                  $4,255,121.00
of all Certificates ofthis Class                :

Percentage Interest                             :       [______]%

CUSIP                                           :       N/A

Maturity Date                                   :       December 25, 2031

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                         CSFB ABS Trust Series 2002-MH3
 CSFB Manufactured Housing Contract Pass-Through Certificates, Series 2002-MH3,
                                    Class SB

     evidencing a percentage interest in the distributions allocable to the Class SB Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate manufactured home loans and installment sales contracts (the "Contracts") formed and sold by Credit Suisse First Boston Mortgage Securities Corp.

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicer, the Special Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Contracts are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that CREDIT SUISSE FIRST BOSTON CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate
(obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Contracts deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2002 specified above (the "Agreement") among the Depositor, The CIT Group/Sales Financing, Inc., as servicer (the "Servicer"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Olympus Servicing, L.P., as special servicer (the "Special Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the Distribution Date (the "Record Date") in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other
location   specified  in  the  notice  to   Certificateholders   of  such  final
distribution.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as CSFB Manufactured Housing Contract Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Special Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of this Class SB Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Servicer and any agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class SB Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or
(ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Depositor, the Special Servicer and the Trustee and any agent of the Servicer, the Depositor, the Special Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Depositor, the Trustee, or any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the aggregate Stated Principal Balance of the Contracts is less than 10% of the Aggregate Contract Balance as of the Cut-off Date, the Special Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Contracts and all property acquired in respect of the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Contract remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  April 11, 2002.

                                    JPMORGAN CHASE BANK,
                                       as Trustee



                                    By:_________________________________________
                                       Name:
                                       Title:


CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  April 11, 2002



       JPMORGAN CHASE BANK,
          as Trustee



       By: _______________________________
           Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


--------------------------------------------------------------------------------
Dated:



                                        ________________________________________
                                        Signature by or on behalf of assignor




                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available       funds       to      ,       for       the       account       of
_______________________________________________________________________________,
account    number     ___________,     or,    if    mailed    by    check,    to
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.
Applicable         statements         should         be         mailed        to
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.


This information is provided by, the assignee named above, or, as its agent.

                                    EXHIBIT F

                     TRUST RECEIPT AND INITIAL CERTIFICATION

                                                                  April 11, 2002

JPMorgan Chase Bank
   as Trustee under the Pooling and Servicing Agreement
   Credit Suisse First Boston Mortgage Securities Corp.,
   CSFB ABS Trust Series 2002-MH3,
   CSFB Manufactured Housing Pass-Through
   Certificates, Series 2002-MH3
Institutional Trust Services/Structured Finance Services
450 West 33rd Street
New York, New York 10001

    Re: Custodial Agreement, dated as of March 24, 2002, between JPMorgan Chase Bank, as Trustee, and Bank One Trust Company, N.A., as Custodian
         ----------------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with the provisions of Section 4 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies as to each Contract in the Contract Schedule that (i) it has received the original Contract and Assignment of Contract with respect to each Contract (or Mortgage Note and Assignment of Mortgage with respect to each Land Home Contract) identified on the Contract Schedule attached hereto as Exhibit A and (ii) such Contract or Mortgage Note (as applicable) has been reviewed by it (and with regards to any Land Home Contracts, such Mortgage Note appears regular on its face and relates to such Land Home Contract). The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Contracts or (ii) the collectability, insurability, effectiveness or suitability of any Contract.

          The Custodian hereby confirms that it is holding each such Contract, Assignment of Contract, Mortgage Note and Assignment of Mortgage as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Trustee pursuant to the terms and conditions of the Custodial Agreement.

          This Trust Receipt and Initial Certification is not divisible or negotiable.

          The Custodian will accept and act on instructions with respect to the Contract subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at One North State Street, 1NS-9, Chicago, IL 60670.
Attention: Document Custodian.

          Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

                                      BANK ONE TRUST COMPANY, N.A.,
                                      as Custodian



                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                    EXHIBIT G

                      TRUST RECEIPT AND FINAL CERTIFICATION

                                                       Trust Receipt #__________
                                      Cut-off Date Principal Balance $__________

JPMorgan Chase Bank
   as Trustee under the Pooling and Servicing Agreement
   Credit Suisse First Boston Mortgage Securities Corp.,
   CSFB ABS Trust Series 2002-MH3,
   CSFB Manufactured Housing Pass-Through
   Certificates, Series 2002-MH3
Institutional Trust Services/Structured Finance Services
450 West 33rd Street
New York, New York 10001

    Re: Custodial Agreement, dated as of March 24, 2002, between JPMorgan Chase Bank, as Trustee, and Bank One Trust Company, N.A., as Custodian
          ----------------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with the provisions of Section 6 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Contract listed on the Contract Schedule (other than any Contract paid in full or any Contract listed on the attachment hereto) it has reviewed the Custodial Files and has determined that (i) all documents required to be delivered to it pursuant to Sections 2(a) and (b) of the Custodial Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Contract; (iii) all Assignments of Contract or intervening assignments, as applicable, have been submitted for recording in the jurisdictions in which recording is necessary; and (iv) each Contract has been endorsed as provided in Section 2(a)(i) or 2(b)(i) (as applicable) of the Custodial Agreement and each Contract has been assigned in accordance with Section 2(e) of the Custodial Agreement. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Contracts or (ii) the collectability, insurability, effectiveness or suitability of any such Contract.

          The Custodian hereby confirms that it is holding each such Custodial File as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of Trustee pursuant to the terms and conditions of the Custodial Agreement.

          This Trust Receipt and Final Certification is not divisible or negotiable.

          The Custodian will accept and act on instructions with respect to the Contracts subject hereto upon surrender of this Trust Receipt and Final Certification at its office at One North State Street, 1NS-9, Chicago, IL 60670.
Attention: Document Custodian.

          Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

                                      BANK ONE TRUST COMPANY, N.A.,
                                      as Custodian



                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                   EXHIBIT H-1

                               TRANSFER AFFIDAVIT

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

            CSFB Mortgage Pass-Through Certificates, Series 2002-MH3
                            Class R-I and Class R-II

STATE OF          )

                  ) ss.:

COUNTY OF         )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1.  That he is  [Title  of  Officer]  of [Name of  Owner]  (record  or
beneficial  owner  of  the  CSFB  Manufactured  Housing  Contract   Pass-Through
Certificates, Series 2002-MH3, Class R-[ ] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R-[ ] Certificates, and (iii) is acquiring the Class R-[ ] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R-[ ] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R-[ ] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R-[ ] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R-[ ] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

          6. That the Owner is aware that the Trustee will not register the transfer of any Class R-[ ] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          7. That the Owner has reviewed the restrictions set forth on the face of the Class R-[ ] Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R-[ ] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(d)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R-[ ] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          9. The Owner's Taxpayer Identification Number is .

          10. This affidavit and agreement relates only to the Class R-[ ] Certificates held by the Owner and not to any other holder of the Class R-[ ] Certificates. The Owner understands that the liabilities described herein relate only to the Class R-[ ] Certificates.

          11. That no purpose of the Owner relating to the transfer of any of the Class R-[ ] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

          12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the

Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R-[ ]
Certificate that the Owner intends to pay taxes associated with holding such Class R-[ ] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-[ ] Certificate.

          13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R-[ ] Certificates remain outstanding.

          14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.



                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this [ ]th day of [ ], 2[ ].




                                       [NAME OF OWNER]



                                       By: _____________________________________
                                           [Name of Officer]
                                           [Title of Officer]



[Corporate Seal]

ATTEST:


[Assistant] Secretary

          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this [ ]th day of [___________], 2001.




                                          ______________________________________
                                              NOTARY PUBLIC



                                          COUNTY OF ____________________________
                                          STATE OF _____________________________
                                          My Commission expires the _______ day
                                          of ___________, 20___.

                                   EXHIBIT H-2

                         FORM OF TRANSFEROR CERTIFICATE

__________, 200__

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Helaine Hebble

JPMorgan Chase Bank
Institutional Trust Services/Structured
    Finance Services
450 West 33rd Street, 14th Floor
New York, New York 10001


    Re: Credit Suisse First Boston Mortgage Securities Corp., CSFB Manufactured Housing Contract Pass-Through Certificates, Series 2002-MH3, Class R-I and Class R-II
         -----------------------------------------------------------------------

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of the Credit Suisse First Boston Mortgage Securities Corp., CSFB ABS Trust Series 2002-MH3, CSFB Manufactured Housing Contract Pass-Through Certificates, Series 2002-MH3, Class R-[ ] (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of March 24, 2002 (the "Pooling and Servicing Agreement") among the Credit Suisse First Boston Mortgage Securities, Corp. (the "Depositor"), The CIT Group/Sales Financing, Inc., as servicer (the "Servicer"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Olympus Servicing, L.P., as special servicer (the "Special Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

          2. The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

          3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R-[ ] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

          4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.




                                       Very truly yours,

                                       _________________________________________
                                       (Seller)



                                       By: _____________________________________
                                       Name:  __________________________________
                                       Title:  _________________________________

                                    EXHIBIT I

                     FORM OF INVESTOR REPRESENTATION LETTER

__________, 2____

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Helaine Hebble

JPMorgan Chase Bank
Institutional Trust Services/Structured
    Finance Services
450 West 33rd Street, 14th Floor
New York, New York 10001

    Re: Credit Suisse First Boston Mortgage Securities Corp., CSFB Manufactured Housing Contract Pass-Through Certificates, Series 2002-MH3, Class SB
         -----------------------------------------------------------------------

Ladies and Gentlemen:

          ______________________ (the "Purchaser") intends to purchase from (the "Seller") $ Initial Certificate Principal Balance of the Credit Suisse First Boston Mortgage Securities Corp., CSFB ABS Trust Series 2002-MH3 CSFB Manufactured Housing Contract Pass-Through Certificates, Series 2002-MH3, Class SB (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 24, 2002 among the Credit Suisse First Boston Mortgage Securities, Corp., as depositor (the "Depositor"), The CIT Group/Sales Financing, Inc., as servicer (the "Servicer"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Olympus Servicing, L.P., as special servicer (the "Special Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Servicer that:

          1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

          2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

          3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

          4. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

          5. The Purchaser

                    (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.
          Section 2510.3-101; or

                    (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

          In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 5(a) or (b) above.


                                  Very truly yours,

                                  ______________________________________________



                                  By:  _________________________________________
                                  Name:  _______________________________________
                                  Title:  ______________________________________

                                    EXHIBIT J


                    FORM OF TRANSFEROR REPRESENTATION LETTER

                               ___________ , 20__

____________, 200__

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Helaine Hebble

JPMorgan Chase Bank
Institutional Trust Services/Structured
    Finance Services
450 West 33rd Street, 14th Floor
New York, New York 10001

    Re: Credit Suisse First Boston Mortgage Securities Corp., CSFB Manufactured Housing Contract Pass-Through Certificates, Series 2002-MH3, Class SB
         -----------------------------------------------------------------------

Ladies and Gentlemen:

          In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of the Credit Suisse First Boston Mortgage Securities Corp., CSFB ABS Trust Series 2002-MH3, CSFB Manufactured Housing Contract Pass-Through Certificates, Series 2002-MH3, Class SB (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 24, 2002 among the Credit Suisse First Boston Mortgage Securities, Corp. (the "Depositor"), The CIT Group/Sales Financing, Inc., as servicer (the "Servicer"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Olympus Servicing, L.P., as special servicer (the "Special Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

          Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                         Very truly yours,

                                         _______________________________________
                                         (Seller)



                                         By:  __________________________________
                                         Name:  ________________________________
                                         Title:  _______________________________

                                    EXHIBIT K


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:

            _______________________________________________________

            _______________________________________________________

            _______________________________________________________


          The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer"). Reference is made to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 24, 2002 among the Credit Suisse First Boston Mortgage Securities, Corp. (the "Depositor"), The CIT Group/Sales Financing, Inc., as servicer (the "Servicer"), DLJ Mortgage Capital, Inc., as seller ("DLJMC"), Olympus Servicing, L.P., as special servicer (the "Special Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee")

          1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

          2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee, the Servicer, the Seller and the Special Servicer as follows:

               (a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

               (b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               (c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

               (d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

               (e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
     2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          [3. The Buyer

               (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. Section 2510.3-101; or

               (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.]

          4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

__________________________________        ______________________________________
Print Name of Seller                      Print Name of Buyer
By:  _____________________________        By:  _________________________________
     Name:                                     Name:
     Title:                                    Title:
Taxpayer Identification                   Taxpayer Identification:
No:  ____________________________         No:  _________________________________
Date: ___________________________         Date: ________________________________

                                    EXHIBIT L

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To: [Address]



    Re: Custodial Agreement, dated as of March 24, 2002, between JPMorgan Chase Bank, as Trustee, and Bank One Trust Company, N.A., as Custodian
          ----------------------------------------------------------------------

          In connection with the administration of the Contracts held by you as the Custodian on behalf of the Trustee, we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Contract described below, for the reason indicated.

Obligor's Name Address & Zip Code:
----------------------------------


Contract Number:
----------------


Reason for Requesting Documents (check one)
-------------------------------

____ 1. Contract Paid in Full. (The Trustee or the Servicer of such Contract hereby certifies that all amounts received in connection therewith have been credited to the account of the Trustee or the Servicer.)

____ 2. Contract Liquidated By ____________________________ (The Trustee or the Servicer of such Contract hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the account of the Trustee or the Servicer.)

____ 3. Contract in Foreclosure

____ 4. Other (explain) _____________________________________

          If box 1 or 2 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Contract.

          If box 3 or 4 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                           THE CIT GROUP/SALES FINANCING, INC.,
                                           as Servicer



                                           By:__________________________________
                                              _____________________________Name:
                                              ____________________________Title:

                                           Date:________________________________



Acknowledgment of Documents returned to the Custodian:

                                           BANK ONE TRUST COMPANY, N.A.,
                                           as Custodian



                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           Date:________________________________

                                   SCHEDULE I

                                CONTRACT SCHEDULE


                             (Provided Upon Request)